SEMI-ANNUAL REPORT
-------------------
Allmerica Financial
    Retail Services

                                                     June 30, 1997

[ALLMERICA FINANCIAL LOGO APPEARS HERE]              .Vari-Exceptional
                                                      Life Plus

GENERAL INFORMATION
----------------------------------------------

OFFICERS OF ALLMERICA FINANCIAL
LIFE INSURANCE AND ANNUITY
COMPANY
John F. O'Brien, Chairman of the Board
Richard M. Reilly, President and CEO
Edward J. Parry, III, Vice President, CFO
  and Treasurer
Abigail M. Armstrong, Secretary and Counsel

INVESTMENT MANAGER
Allmerica Investment
  Management Company, Inc.
440 Lincoln Street, Worcester, MA 01653

GENERAL DISTRIBUTOR
Allmerica Investments, Inc.
440 Lincoln Street, Worcester, MA 01653

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110

CUSTODIAN
Bankers Trust Company
16 Wall Street, New York, NY 10005

LEGAL COUNSEL
Ropes & Gray
One International Place, Boston, MA 02110

ADMINISTRATOR
First Data Investor Services Group
4400 Computer Drive, Westborough, MA 01581

OFFICERS OF ALLMERICA
INVESTMENT TRUST (AIT)
Richard M. Reilly, President
Thomas P. Cunningham, Treasurer

BOARD OF TRUSTEES OF AIT
John F. O'Brien, Chairman
Russell E. Fuller/1/
Gordon Holmes/1/
John P. Kavanaugh
Bruce E. Langton/1/
Attiat F. Ott/1/
Richard M. Reilly
Ranne P. Warner/1/

/1/ Independent Trustees


INVESTMENT SUB-ADVISERS
Allmerica Asset Management, Inc.
440 Lincoln Street,
Worcester, MA 01653
  Equity Index Fund
  Investment Grade Income Fund
  Government Bond Fund
  Money Market Fund

Bank of Ireland Asset Management
(U.S.) Limited
Two Greenwich Plaza
Greenwich, CT 06830
  Select International Equity Fund

CRM Advisors, LLC
520 Madison Avenue,
New York, NY 10022
  Small-Mid Cap Value Fund/3/

Janus Capital Corporation
100 Fillmore Street - Suite 300
Denver, CO 80206
  Select Capital Appreciation Fund

John A. Levin & Co., Inc.
One Rockefeller Plaza, New York, NY 10020
  Select Growth and Income Fund

Miller, Anderson & Sherrerd, LLP
One Tower Bridge, West Conshohocken, PA 19428
  Growth Fund

Nicholas-Applegate Capital
Management, L.P.
600 West Broadway - Suite 2000
San Diego, CA 92101
  Select Aggressive Growth Fund

Putnam Investment Management, Inc.
One Post Office Square, Boston, MA 02109
  Select Growth Fund

INVESTMENT ADVISERS
Delaware International Advisers Ltd.
1818 Market Street, Philadelphia, PA 19103
  Delaware International Equity Series

Fidelity Management & Research Company
82 Devonshire Street, Boston, MA 02108
  Fidelity VIP II/2/ Asset Manager Portfolio
  Fidelity VIP/2/ Equity-Income Portfolio
  Fidelity VIP/2/ Growth Portfolio
  Fidelity VIP/2/ High Income Portfolio
  Fidelity VIP/2/ Overseas Portfolio

Rowe Price-Fleming International, Inc.
100 E. Pratt Street, Baltimore, MD 21202
  T. Rowe Price International Stock Portfolio
  /2/ VIP refers to Variable Insurance Products Fund.

---------------------------------------------------------
                        CONTENTS
---------------------------------------------------------
A LETTER FROM THE CHAIRMAN ............................2

PRODUCT PERFORMANCE SUMMARY ...........................3

DOMESTIC & INTERNATIONAL EQUITY

MARKET OVERVIEW .......................................4
Select Aggressive Growth Fund .........................6
Select Capital Appreciation Fund ......................7
Small-Mid Cap Value Fund/3/ ...........................8
T. Rowe Price International Stock Portfolio ...........9
Fidelity VIP/2/ Overseas Portfolio ...................10
Select International Equity Fund .....................11
Delaware International Equity Series .................12
Fidelity VIP/2/ Growth Portfolio .....................13
Select Growth Fund ...................................14
Growth Fund ..........................................15
Equity Index Fund ....................................16
Fidelity VIP/2/ Equity-Income Portfolio ..............17
Select Growth and Income Fund ........................18
Fidelity VIP II/2/ Asset Manager Portfolio ...........19

BOND & MONEY

MARKET OVERVIEW ......................................20

Fidelity VIP/2/ High Income Portfolio ................22
Investment Grade Income Fund .........................23
Government Bond Fund .................................24
Money Market Fund ....................................25

FINANCIALS ..........................................F-1

For further information, see the accompanying semi-annual reports.

See Client Notices on page F-54.
/3/ Formerly the Small Cap Value Fund.

                                                                              --
                                                                               1
                                                                              --

--------------------------------------------------------------------------------
                           A LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

[PHOTO           Dear Client:
   APPPEARS      The U.S. economy was nearly ideal for investors during the
        HERE]    first six months of 1997, with solid economic growth and low inflation. Through June 30th, the U.S. stock market increased approximately 20%, bonds earned their coupons returning approximately 3% for the period and international stocks were up roughly 10%.

   However, these broad market figures hide the considerable amount of volatility which occurred in individual securities and sectors of the market. The U.S. stock and bond markets reacted strongly to the Federal Reserve Board's 0.25% increase in the Discount Rate during March. This contributed to keeping broad stock market indices down over 4% during March, causing the Russell 2000 Index of small-cap stocks to lose over 5% for the quarter. At one point, the disparity between large and small company stock returns was wider than at any point in the last fifty years. International stocks also struggled as the unmanaged EAFE Index declined 1.5% during the first quarter.

   Fortunately, very strong second quarter returns offset these mediocre first quarter results. The S&P 500(R) returned 17.5% during the second quarter, the strongest second quarter results since 1938. Compelling valuations on small company stocks finally attracted buyers and the Russell 2000 increased more than 11% in May alone. International stocks also bounced back, increasing in each of the second quarter months. The U.S. bond market also rebounded as investors reacted positively to slower economic data and restraint by the Federal Reserve Board regarding further increases in interest rates.

   So while the overall news for the first six months of 1997 was very good, it's important to recognize that the markets continue to be highly volatile over short periods. And that's a key point. Investing is a long-term business and requires the fortitude to ride out the inevitable down periods. Patient investors investing in a diversified pool of well-managed companies have historically been well rewarded.

    At Allmerica, we hire some of the leading money managers to seek out well-managed companies and attractive stocks in which to invest your money. We urge you to take advantage of this broad array of investment options and diversify your investments across asset classes, investment styles and economies. This may help you participate in strong segments of the investment markets while offering some protection against the inevitable downturns.

On behalf of the Board of Trustees,

/s/ John F. O'Brien

John F. O'Brien
Chairman of the Board
Allmerica Financial Life Insurance and Annuity Company

                                             -----------------------------------
                                             "We hire some of the leading money
                                             managers to seek out well-managed
                                             companies and attractive stocks in
                                             which to invest your money."
                                             -----------------------------------
--
2
--

--------------------------------------------------------------------------------
                          PRODUCT PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

    VARI-EXCEPTIONAL LIFE PLUS . Average Annual Total Returns as of 6/30/97

For easy reference, the total returns for the Group Vari-Exceptional Life Plus sub-accounts of AFLIAC are summarized below. Keep in mind that these returns are net of product charges. For returns that do not reflect the deduction of product charges, please refer to the individual Portfolio Reviews beginning on page 6.


                                                    WITHOUT SURRENDER AND       WITH SURRENDER AND
                                                   MONTHLY POLICY CHARGES   MONTHLY POLICY CHARGES
                                                   ----------------------   ----------------------
                                                              TEN YEARS                  TEN YEARS
                                                                OR LIFE                    OR LIFE
                                                 ONE    FIVE    OF FUND    ONE     FIVE    OF FUND
SUB-ACCOUNTS                                    YEAR   YEARS  (IF LESS)   YEAR    YEARS  (IF LESS)
--------------------------------------------------------------------------------------------------
ALLMERICA INVESTMENT TRUST
Select Aggressive Growth Fund/4/                 9.53%    N/A   18.39%   -100.00%    N/A     5.41%
Select Capital Appreciation Fund/7/             -1.30%    N/A   22.51%   -100.00%    N/A   -45.04%
Small-Mid Cap Value Fund/5/                     23.61%    N/A   15.58%    -90.57%    N/A     6.18%
Select International Equity Fund/6/             21.69%    N/A   13.56%    -92.32%    N/A   -19.27%
Select Growth Fund/4/                           28.04%    N/A   14.51%    -86.53%    N/A     0.39%
Growth Fund/1/                                  27.17%  16.31%  13.24%    -87.33%    6.21%  10.15%
Equity Index Fund/2/                            32.82%  18.09%  18.76%    -82.18%    8.27%  11.99%
Select Growth and Income Fund/4/                25.16%    N/A   14.57%    -89.16%    N/A     0.65%
Investment Grade Income Fund/1/                  7.65%   6.41%   8.18%   -100.00%   -5.25%   4.84%
Government Bond Fund/3/                          5.77%   4.72%   6.00%   -100.00%   -7.21%  -4.50%
Money Market Fund/1/                             4.67%   3.64%   5.17%   -100.00%   -8.46%   1.72%

DELAWARE GROUP PREMIUM FUND, INC.
Delaware International Equity Series/8/         24.32%    N/A   13.47%    -89.93%    N/A    -1.71%

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio/9/  16.67%    N/A   11.37%    -96.90%    N/A   -24.28%

FIDELITY VARIABLE INSURANCE
PRODUCTS FUND (VIP AND VIP II)
Fidelity VIP Overseas Portfolio/13/             21.89%  10.41%   8.22%    -92.14%   -0.62%   4.77%
Fidelity VIP Growth Portfolio/11/               17.15%  18.92%  13.59%    -96.46%    9.23%  10.51%
Fidelity VIP Equity-Income Portfolio/11/        24.84%  19.12%  12.92%    -89.45%    9.47%   9.79%
Fidelity VIP II Asset Manager Portfolio/12/     19.67%  11.70%  11.70%    -94.17%    0.87%   6.05%
Fidelity VIP High Income Portfolio/10/          13.72%  12.33%  10.75%    -99.59%    1.60%   7.53%

Performance returns given above are for the Vari-Exceptional Life Plus sub-accounts of AFLIAC and are net of all product charges (including surrender charges) for a representative policy. In addition, the returns assume an investment in the underlying funds listed above on the date of inception of each Fund. All full surrenders or withdrawals in excess of the free amount may be subject to a declining surrender charge.

/1/ Inception April 29, 1985           /6/ Inception May 2, 1994                /10/ Inception September 19, 1985
/2/ Inception September 28, 1990       /7/ Inception April 28, 1995             /11/ Inception October 9, 1986
/3/ Inception August 26, 1991          /8/ Inception October 29, 1992           /12/ Inception September 6, 1989
/4/ Inception August 21, 1992          /9/ Inception March 31, 1994             /13/ Inception January 28, 1987
/5/ Inception April 30, 1993

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                                              --
                                                                               3
                                                                              --

DOMESTIC &
INTERNATIONAL
EQUITY MARKET
OVERVIEW

1990-1991: Economic recession in the United States. A deep depression affects much of the former Soviet bloc countries.

1992: U.S. economy continues its slow recovery. Larger companies downsize while smaller firms thrive.

1993: A year of low interest rates and strong growth in the emerging markets.

1994: Federal Reserve Board raises interest rates six times stalling equity markets even while corporate earnings continued to grow.

1995: Favorable economic conditions result in tremendous gains for the U.S. equity markets. Europe turns in strongest performance of international equity markets.

1996: Despite a volatile marketplace, the U.S. stock market performs well. Internationally, European countries post the most impressive gains.

1997: Healthy corporate earnings, low interest rates and low unemployment propel the stock market past the 7000 mark.

   Despite widespread skepticism about an overheated U.S. economy, the stock market continued its upward surge with only one minor setback during the first six months of 1997.

   At the year's midpoint, the Dow Jones Industrial Average had posted double digit gains. The 10 largest stocks in the S&P 500(R) returned 28.3% while the remaining 490 stocks rose 18.5%. Moreover, the mixture of low inflation and double-digit profit growth continued to fuel the market's impressive results as its chief beneficiaries remained large capitalization and blue chip stocks.

   So far, this year has been marked by the continued growth of solid corporate earnings, which has played a significant role in propelling the stock market upward. In fact, when leading indicators pointed to steady growth and benign inflation in February, the market soared carrying the Dow Jones Industrial Average to the 7000 mark.

   But as these same indicators showed unemployment dipping below 5% for the first time in 24 years and first quarter Gross Domestic Product (GDP) soaring at a 5.6% annualized rate, worries that conditions were ripe for inflation surfaced. As concern mounted, the Federal Reserve Board announced an interest rate hike of one quarter of one percentage point on the Federal Funds Rate in late March to stifle these inflationary pressures.

   Almost as a direct result of this rate increase, the steady advance of the stock market stalled. As the market plunged almost 10% in April, technology stocks, in particular, suffered as a result of a rising dollar and worries about demand. But better-than-expected corporate earnings reports once again bolstered investor confidence, and drove profits up 15% in the first quarter over the previous year.

   Within a few weeks of this news, the market in general regained its momentum. This time small-cap stocks out-

                     [TIMELINE APPEARS HERE, TEXT FOLLOWS]

Despite widespread skepticism about an overheated U.S. economy, corporate earnings grow.

The Dow Jones Industrial Average climbs to a record-breaking 7000.

In response to sign of rising inflation, the Federal Reserve raises the Federal Funds Rate by 0.25%.

Technology stocks decline amidst worries about demand.


--
4
--
paced the market for a brief period, for the first time in recent months. In June, however, blue chip stocks regained the lead and proceeded to set a string of performance records.

   On the global front, U.S. investors in international equities experienced mixed results. European stocks produced generally strong returns throughout the first six months of 1997, although currency conversion hurt many U.S. investors.

   The strong U.S. dollar eroded returns in several key markets, including France, Germany and Sweden. Under the leadership of Tony Blair's new government, the British economy strengthened and the pound appreciated when compared to most major currencies.

   In the Far East, fears about potentially increasing U.S interest rates and continued outflows of cash by foreign investors continued to drive Asian stock prices down.

   Market conditions were also exacerbated by poor company results and ongoing financial crises, specifically the 25% market decline in Thailand.

   Returns from Japanese equities also proved mixed for the first half of the year. Disappointing first quarter results were followed by very strong returns in the second quarter as investor confidence grew over improving economic conditions.

   Looking ahead, most market analysts question how much longer -- or further -- the stock market is likely to go. While regarded as somewhat overvalued now, some experts feel the market may still benefit from the combination of favorable corporate earnings and low inflation, which appear likely to continue at least until the fourth quarter of the year.

                     [TIMELINE APPEARS HERE, TEXT FOLLOWS]



The stock market plunges 9.8% in response to higher interest rates.

Small cap stocks outperform larger company stocks for the first time in recent months.

Spain is one of the best-performing European market as Europe produces strong returns for international equity investors.

Japanese equities deliver strong returns in the second quarter.

The consumer price index, the key inflation indicator, rises just 0.1%.

Large cap stocks regain momentum to set new performance records.

                                                                              --
                                                                               5
                                                                              --

--------------------------------------------------------------------------------
                         SELECT AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

For the six-month period ended June 30, 1997, the Select Aggressive Growth Fund returned 6.74%, trailing the 11.25% return of its benchmark, the Russell 2500 Index.

   The first quarter was especially hard on small and mid-sized growth companies, which dominate this Fund. Even as companies reported strong earnings, the P/E ratios of many stocks contracted. The result of which was a decline in the Fund by more than 10%. With economic reports suggesting a growing, but not overheated economy, all capitalization areas of the stock market increased during the second quarter. In particular, investors began to recognize the value of the stocks they had fled earlier and the Fund gained almost 21% versus 15% for the Russell 2500 during the second quarter.

   Industry sector performance for the first six months was mixed. Surprisingly, some of the biggest gainers for the second quarter were the most notable underperformers in the preceding quarter. Regaining momentum were stocks in the technology, transportation, capital goods and energy sectors. Accordingly, the Fund is now more heavily invested in some of these areas to capitalize on positive advances.

   The Fund manager's strategy of being overweighted in the technology sector served to enhance relative performance late in the period, as this area staged an impressive rebound in May and June. Holdings such as Cellstar Corp., Jabil Circuit, Inc., Dell Computer Corp., Digital Microwave Corp., and Tellabs, produced double- and triple-digit gains. Superior stock selection in the commercial/industrial area, health care services and retail trade sectors also resulted in strong performance. Fund holdings in these areas included: Mastec, Inc., Medics Pharmaceutical Corp., Safeskin Corp., and Pier 1 Imports, Inc. The Fund's limited exposure in the transportation and consumer services sectors, however, adversely impacted performance.

   The Fund's manager remains optimistic about the outlook for the remainder of 1997. The relatively stable economy combined with favorable market fundamentals have set the stage for future positive Fund performance. Moreover, they feel the companies represented in this Fund exhibit excellent growth and profit characteristics.

INVESTMENT SUB-ADVISER:
Nicholas-Applegate Capital Management, L.P.

ABOUT THE FUND:
Invests in companies whose potential for rapidly growing earnings is not fully reflected in their stock price.

PORTFOLIO COMPOSITION:
As of June 30, 1997, the sector
allocation of net assets was:

           [PIE CHART APPEARS HERE]

Durable Goods                            23%
Technology                               11%
Finance                                  11%
Electronics                              10%
Consumer Products                         7%
Energy                                    5%
Retail                                    9%
Health Services                           5%
Cash Equivalents                          1%
Other                                    18%

The Select Aggressive Growth Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lipper Capital Appreciation Fund Average is a non-weighted index of 203 capital appreciation mutual funds. The Russell 2500 and 2000 Indices are unmanaged composites of 2,500 and 2,000 small capitalization stocks, respectively. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

GROWTH OF A $10,000 INVESTMENT SINCE 1992

                             [CHART APPEARS HERE]

Select Aggressive Growth Fund                   $10,000          $23,422
Russell 2000  Index                             $10,000          $22,544
Russell 2500  Index                             $10,000          $23,236
Lipper Capital Appreciation Fund Average        $10,000          $21,134

-----------------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------
Years ended June 30, 1997               1 year     5 year     Life of Fund
Select Aggressive Growth Fund            10.26%      N/A         19.17%
Russell 2000  Index                      16.33%      N/A         18.41%
Russell 2500  Index                      20.10%      N/A         19.06%
Lipper Capital Appreciation Fund Average 14.44%      N/A         16.33%

--
6
--

--------------------------------------------------------------------------------
                        SELECT CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

For the six-month period ended June 30, 1997, the Select Capital Appreciation Fund returned 3.77% versus the 10.16% return of its peer group, the Lipper Capital Appreciation Fund Average.

   A relatively strong second quarter was not enough to recoup the ground lost in the first quarter. Overall, small-cap stocks, which are the focus of this Fund, trailed their larger counterparts for much of the first half of the year. But as domestic equities posted dramatic gains during the second quarter, small-cap stocks outperformed their larger counterparts during the month of May.

   This action boded well for the Fund. In fact, the shift to small-cap stocks buoyed prices for a number of the holdings. Gaining over 35%, for example, were:
Fastenal, Papa John's, Premier Parks, and Apollo Group. While company fundamentals did not change during the first half of 1997, the shift in market psychology rewarded those companies with solid fundamentals and rapid earnings growth. Particularly noteworthy was CommNet Cellular. Fueled by an acquisition bid from Blackstone Capital, CommNet's price soared, reaffirming the Fund managers' belief that pockets of opportunity exist in the cellular industry.

   While gains from these holdings aided overall performance, some of the Fund's perennial performers turned in disappointing results. HFS and Insignia Financial Services Group, for example, stalled as the market grew concerned over merger and acquisitions at both of these firms.

   Positive momentum, however, was generated by research efforts, which revealed attractive investment opportunities in media. Specifically, the Fund's managers added Evergreen Media, Clear Channel Communications, Outdoor Systems, Heftel Broadcasting and Univision. All of these companies operate in highly defined markets, possess strong management and are growing.

   Going forward, the Fund's managers believe sound stock market fundamentals are intact. They will continue to search for companies that can grow earnings in any economy.

                   GROWTH OF A $10,000 INVESTMENT SINCE 1995

                             [CHART APPEARS HERE]

                                               4/95           6/97
Select Capital Appreciation Fund             $10,000        $15,757
S&P 500(R) Index                             $10,000        $18,509
S&P Mid Cap 400(R) Index                     $10,000        $15,989
Russell 2000 Index                           $10,000        $15,420
Russell 2500 Index                           $10,000        $15,957
Lipper Capital Appreciation Fund Average     $10,000        $15,394


--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Years ended June 30, 1997                 1 year   5 year Life of Fund
----------------------------------------------------------------------
Select Capital Appreciation Fund          -0.64%      N/A     23.31%
S&P 500(R) Index                          34.68%      N/A     31.34%
S&P Mid Cap 400(R) Index                  23.37%      N/A     24.18%
Russell 2000 Index                        16.33%      N/A     22.13%
Russell 2500 Index                        20.10%      N/A     24.07%
Lipper Capital Appreciation Fund Average  14.44%      N/A     21.66%

INVESTMENT SUB-ADVISER:
Janus Capital Corporation

ABOUT THE FUND:
The Fund seeks to construct a concentrated portfolio of rapidly growing reasonably valued stocks.

PORTFOLIO COMPOSITION:
As of June 30, 1997, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Retail                                                              17%
Business Services                                                    8%
Food Services                                                        5%
Finance                                                             13%
Health Services                                                      7%
Communications                                                       8%
Foreign Common Stocks                                               12%
Building and Construction                                            6%
Cash Equivalents and U.S. Government and Agency Obligations          6%
Other                                                               18%

The Select Capital Appreciation Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The S&P Mid Cap 400(R) Index is an unmanaged index consisting of 400 domestic stocks chosen for market size, liquidity and industry group representation. The S&P Mid Cap 400(R) Index is a registered trademark of the Standard & Poor's Corporation.

The Russell 2500 and 2000 Indices are unmanaged composites of 2,500 and 2,000 small capitalization stocks, respectively. The Lipper Capital Appreciation Fund Average is a non-weighted index of 203 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
                            SMALL-MID CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT SUB-ADVISER:
CRM Advisors, LLC

ABOUT THE FUND:
Invests in attractively valued small to mid-sized companies believed to have above-average potential for capital appreciation.

PORTFOLIO COMPOSITION:
As of June 30, 1997, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Durable Goods            22%
Consumer Products        20%
Finance                   8%
Retail                    8%
Energy                    8%
Metals and Mining         7%
Health Care               6%
Consumer Staples          5%
Cash Equivalents          5%
Other                    11%

The Small-Mid Cap Value Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 and 2000 Indices are unmanaged composites of 2,500 and 2,000 small capitalization stocks, respectively. The Lipper Small Company Growth Fund Average is a non-weighted index of 406 small company growth funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

For the six-month period ended June 30, 1997, the Small-Mid Cap Value Fund's 12.98% return outperformed its benchmark, the Russell 2500 Index, which posted an 11.25% return and its peer group, the Lipper Small Company Growth Fund Average which returned 8.99%.

   Although the stock market declined in the first quarter as a result of higher interest rates and threats of an overheated economy, it finished the second quarter with the strongest quarterly performance in more than two decades. While momentum mainly fueled large, well-known companies, in May the market advances finally included small-cap stocks. Large influxes of money also flowed into equity funds, which further supported the burgeoning stock market.

   Against this backdrop, the Fund saw several positive contributors, led by Owens-Illinois, a glass container and plastic packaging company. This stock increased over 33% in the second quarter and is the Fund's largest holding. The company benefited from refinancing its balance sheet through an equity offering and making an acquisition in Europe.

   Also contributing to performance were the Fund's long-held positions in Fred Meyer, Westinghouse, and Gulfstream Aerospace, all of which experienced solid gains. The only trouble spot of consequence was a 7% decline in Raychem, a large position which suffered from earnings disappointments. However, the business continues to meet the expectations of the Fund's managers and the stocks continue to be held.

   Fort Howard Corp. and Comsat, two of the Fund's newest positions, have already shown some gain. Fort Howard, soon to be merged with James River, could realize cost savings of up to $200 million over the next two years. Comsat, a satellite business, spun off its 80% ownership of Ascent Entertainment and On Command Video to hone its focus on its satellite operations.

   In looking ahead, the Fund's managers believe the Fund's performance is sustainable given the current dynamics at work in the economy. They feel the extreme valuations in large-cap stocks will inevitably adjust downward, at which point they expect performance of small- and mid-cap stocks to improve on a relative basis.

                   GROWTH OF A $10,000 INVESTMENT SINCE 1993

                             [CHART APPEARS HERE]

                                                4/93               6/97
Small-Mid Cap Value Fund                      $10,000            $18,798
Russell 2000 Index                            $10,000            $18,992
Russell 2500 Index                            $10,000            $19,764
Lipper Small Company Growth Fund Average      $10,000            $19,406

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Years ended June 30, 1997                1 year  5 year   Life of Fund
----------------------------------------------------------------------
Small-Mid Cap Value Fund                 24.42%   N/A       16.34%
Russell 2000 Index                       16.33%   N/A       16.62%
Russell 2500 Index                       20.10%   N/A       17.77%
Lipper Small Company Growth Fund Average 13.71%   N/A       17.58%

--
8
--

--------------------------------------------------------------------------------
                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
--------------------------------------------------------------------------------

For the first half of 1997, the T. Rowe Price International Stock Portfolio reported a return of 11.63%, edging slightly ahead of the 11.21% return of the Morgan Stanley EAFE Index.

   On a year-to-date basis, both the Portfolio's country allocations and stock selections added value over the Index. Overweightings in the Netherlands and Latin America were the most notable contributors in terms of country allocations. Specific holdings in Brazil and Japan proved the most profitable.

   The Portfolio has approximately half of its investments in Europe, which produced solid returns for the first six months of 1997. Portfolio holdings in key countries, particularly in the Netherlands and the United Kingdom, followed a difficult first quarter with a much improved second quarter. Spain and Switzerland had the strongest six-month returns but represent a modest 8% of the Portfolio. Larger investments in France and the U.K. produced solid but unspectacular returns.

   Across the Pacific, an underweighted position in Japan detracted from second quarter results as Japan recouped losses it recorded earlier in the year as investor confidence in the health of its economy returned. Japanese stock selection was somewhat disappointing as the high-quality, internationally competitive growth stocks that had been well rewarded early in 1997 retraced their steps in the second quarter. Bank stocks, which are not currently represented in the Portfolio, also led the broader market higher.

   Performance from other Pacific Rim stocks was mixed, as Hong Kong delivered strong results while markets in Malaysia and Thailand remained weak.

   The Portfolio's overweighting in Latin America helped it to regain ground, as markets there continued to make strong advances. Brazil emerged as the outstanding performer for the period, although Chile, Mexico and Argentina were not far behind. In terms of stock selection, the Portfolio's managers added value over the index in both Brazil and Mexico.

   Going into the second half of the year, the Portfolio remains slightly ahead of the benchmark. Management will continue to seek long-term growth through a highly diversified portfolio of foreign stocks.

                   GROWTH OF A $10,000 INVESTMENT SINCE 1994

                                                    3/94          6/97
T. Rowe Price International Stock Portfolio       $10,000       $14,492
Morgan Stanley EAFE Index                         $10,000       $13,659
Lipper International Fund Average                 $10,000       $13,775

---------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------
Years ended June 30, 1997                    1 year   5 year   Life of Fund
---------------------------------------------------------------------------
T. Rowe Price International Stock Portfolio  17.43%     N/A      12.10%
Morgan Stanley EAFE Index                    12.84%     N/A      10.07%
Lipper International Fund Average            16.54%     N/A      10.33%

INVESTMENT ADVISER:
Rowe Price-Fleming International, Inc.

ABOUT THE FUND:
The Portfolio seeks long-term growth through a highly diversified portfolio of foreign stocks.

PORTFOLIO COMPOSITION:
As of June 30, 1997, the geographic allocation of net assets was:

[PIE CHART APPEARS HERE]

Japan              23%
United Kingdom     16%
Netherlands        10%
France              8%
Hong Kong           4%
Switzerland         6%
Germany             4%
Brazil              4%
Malaysia            2%
Sweden              3%
Other              20%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Fund Average is a non-weighted index of 368 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.
                                                                              --
                                                                               9
                                                                              --

--------------------------------------------------------------------------------
                       FIDELITY VIP* OVERSEAS PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER:
Fidelity Management & Research Company

ABOUT THE FUND:
Seeks long-term capital appreciation, invests primarily in foreign securities whose principal business activities are outside the U.S.

PORTFOLIO COMPOSITION:
As of June 30, 1997, the geographic allocation of net assets was:

[PIE CHART APPEARS HERE]

Japan               26%
United Kingdom      14%
France               9%
Netherlands          8%
Sweden               5%
Switzerland          5%
Germany              4%
Canada               3%
Italy                2%
Spain                2%
Other               22%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Fund Average is a non-weighted index of 368 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

For the six months ended June 30, 1997, the Fidelity VIP* Overseas Portfolio returned 16.44%, outperforming the Morgan Stanley EAFE Index of 11.21% and the Lipper International Fund Average of 12.53% for the same period.

   European stocks produced generally strong returns throughout the first six months of the year although currency conversion hurt many U.S. investors. The strong U.S. dollar eroded returns in a number of markets, including the French, German, Dutch and Swedish markets. In England, the pound appreciated versus most major currencies due to the strengthening British economy, which helped boost returns for U.S. dollar investors.

   Particularly beneficial were the Portfolio's holdings in Spain -- one of the best-performing markets in Europe. Most noteworthy were bank stocks, such as Banco Bilbao and Banco De Santander, which benefited from low interest rates and an improving economic environment.

   Across the Pacific, Japanese equities were mixed for the first six months. Poor first quarter results were followed by very strong returns in the second quarter, as investor confidence in the Japanese economy increased. Given these overall results, the portfolio benefited from its underweighted position in Japan. Security selection was a positive as the Portfolio's manager was able to identify a number of technology companies which benefited from improving sales and earnings forecasts. Export-oriented companies also boosted results, as they profited from the global expansion and a weakening yen.

   More disappointing were the Portfolio's holdings in French bank and insurance stocks, which suffered from investor concerns that the long-awaited restructuring of these industries wouldn't materialize under the newly elected Socialist government. Scandinavian stocks also detracted, as rising interest rates and disappointing earnings sent financial, drug and auto stocks into a decline. Also negatively impacting performance were British retail and energy stocks.

   The Portfolio's manager is looking for modest growth in Europe, given high unemployment rates and tight fiscal policy. Japan enters the second half of 1997 on a more positive note, buoyed by investor confidence over improving economic conditions.

                   GROWTH OF A $10,000 INVESTMENT SINCE 1987

                             [CHART APPEARS HERE]

Fidelity VIP* Overseas Portfolio         $10,000        $23,524
Morgan Stanley EAFE Index                $10,000        $18,917
Lipper International Fund Average        $10,000        $22,416

---------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------
Years ended June 30, 1997                    1 year     5 year    10 year
---------------------------------------------------------------------------
Fidelity VIP* Overseas Portfolio             22.69%     11.30%     8.93%
Morgan Stanley EAFE Index                    12.84%     12.83%     6.58%
Lipper International Fund Average            16.54%     12.33%     8.72%

*VIP refers to Variable Insurance Products Fund.

--
10
--

--------------------------------------------------------------------------------
                       SELECT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

For the first six months of 1997, the Select International Equity Fund returned 8.43%, trailing the Morgan Stanley EAFE Index of 11.21% for the same period.

   While equity markets performed well worldwide during 1997, this Fund's underperformance can be largely attributed to disappointing performance from themes directed at the developing markets in the Far East. Fears about increasing U.S. interest rates and continued outflows of cash by foreign investors continued to drive Asian stock prices down. The external market pressures have been further compounded by a variety of internal factors, ranging from poor company results to ongoing financial crises, such as the 25% market decline in Thailand during the second quarter.

   While few other individual themes made a significant contribution to the Fund's performance -- either positive or negative -- a number of good individual stock performances did boost overall returns. In the Health Care theme, Novartis did particularly well as its purchase of Merck's agribusiness division appeared to fuel an 8% increase in sales, which was well-ahead of expectations. In addition, Zeneca and Glaxo-Wellcome turned in strong results, buoyed by optimistic sales prospects for new drugs.

   Several stocks within the Positive Banking theme also added to the Fund's value. Stocks in Lloyd TSB, ABN-Amro and National Australia Bank all reported profit increases ranging from 14% to 52% during early 1997. This strong performance continued into the second quarter as Banco De Santander posted healthy returns and HSBC Holdings benefited from the strong performance of the Hong Kong market in general.

   In looking ahead, the Fund's management continues to view the low-growth, low-inflationary global environment as a favorable backdrop for equity investments. However, the upward movement of most markets has inflated valuations relative to earnings, which remains a key concern.

   The Fund's management will continue to maintain a selective approach to investing in the Far East, particularly in Japan, which appears to be overvalued. Nevertheless, the Fund's management will continue to monitor companies in this area in search of worthwhile investment opportunities.

                   GROWTH OF A $10,000 INVESTMENT SINCE 1994

                             [CHART APPEARS HERE]

Select International Equity Fund      $10,000      $15,265
Morgan Stanley EAFE Index             $10,000      $13,103
Lipper International Fund Average     $10,000      $13,626

---------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------
Years ended June 30, 1997                    1 year   5 year   Life of Fund
---------------------------------------------------------------------------
Select International Equity Fund             22.49%    N/A       14.30%
Morgan Stanley EAFE Index                    12.84%    N/A        8.91%
Lipper International Fund Average            16.54%    N/A        9.64%

INVESTMENT SUB-ADVISER:
Bank of Ireland Asset Management (U.S.) Limited

ABOUT THE FUND:
Seeks maximum long-term total return by investing in established non-U.S. companies based on fundamental value and strong opportunities for growth.

PORTFOLIO COMPOSITION:
As of June 30, 1997, the geographic allocation of net assets was:

[PIE CHART APPEARS HERE]

United Kingdom      32%
Switzerland         12%
Australia            7%
Netherlands         10%
Singapore            6%
Indonesia            3%
Germany              6%
Cash Equivalents     8%
Other               16%

The Select International Equity Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Fund Average is a non-weighted index of 368 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.
                                                                              --
                                                                              11
                                                                              --

--------------------------------------------------------------------------------
                     DELAWARE INTERNATIONAL EQUITY SERIES
--------------------------------------------------------------------------------

INVESTMENT ADVISER:
Delaware International Advisers Ltd.

ABOUT THE FUND:
A value-oriented equity portfolio which seeks capital appreciation and income by investing in companies domiciled outside the United States.

PORTFOLIO COMPOSITION:
As of June 30, 1997, the geographic allocation of net assets was:

                           [PIE CHART APPEARS HERE]

United Kingdom      26%
Japan               14%
Australia           11%
France               8%
Germany              9%
Netherlands          6%
Spain                5%
New Zealand          4%
Cash                 6%
Other               11%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Fund Average is a non-weighted index of 368 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

With a total return of 13.95% for the six-month period ended June 30, 1997, the Delaware International Equity Series handily outperformed the Morgan Stanley EAFE Index and its peer group, the Lipper International Fund Average which returned 11.21% and 12.53%, respectively.

   The Series' outperformance is attributed to three key factors -- an overweighting in the United Kingdom, an underweighting in Japan, and strategic stock selections in Europe.

   In the United Kingdom, the Series' managers remain optimistic about the area's political and economic environment. It has been particularly encouraged by the efforts of Tony Blair's new government to make the Bank of England, the U.K.'s central bank, more independent -- like the U.S. Federal Reserve Board. Believing this move will keep inflation tame, the Series was more heavily weighted in the U.K. than that of the Morgan Stanley EAFE Index (roughly double). Given that the U.K.'s benchmark, the Financial Times Stock Exchange 100 Index, rose 14.15% for the first half of the year, this proved to be a rewarding move.

   The Series also continued its strategy of remaining underweighted in Japanese holdings, as it has for the past several years. The Series' managers believe that the capital appreciation potential of the Japanese market is limited. However, it continues to monitor individual opportunities and invests in some export-oriented Japanese stocks, such as Canon Electronics.

   To find attractive investment opportunities in the European market, the Series' management relies on its fundamental analysis of companies' inflation-adjusted earnings potential. Based on this analysis, management believes it has established European holdings which exhibit superior long-term capital appreciation potential.

   As a result of this activity, stock selection in general performed well during the first half of 1997. The managers are paying particular attention to the Series' position in Hong Kong. So far, there is no indication that the recent unification with China will have a sizable effect on this area's economy.

   The managers will continue to evaluate companies based on earnings and dividend potential, factoring in the effects of inflation, political and economic changes and any long-term fluctuations in currency values.

                   GROWTH OF A $10,000 INVESTMENT SINCE 1992

                             [CHART APPEARS HERE]

Delaware International Equity Series     $10,000       $18,526
Morgan Stanley EAFE Index                $10,000       $19,012
Lipper International Fund Average        $10,000       $19,494

----------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------

Years ended June 30, 1997               1 year     5 year   Life of Fund
----------------------------------------------------------------------------
Delaware International Equity Series     25.13%      N/A       14.21%
Morgan Stanley EAFE Index                12.84%      N/A       14.76%
Lipper International Fund Average        16.54%      N/A       15.23%

--
12
--

--------------------------------------------------------------------------------
                         FIDELITY VIP* GROWTH PORTFOLIO
--------------------------------------------------------------------------------

For the six-month period ended June 30, 1997, the Fidelity VIP* Growth Portfolio posted a return of 13.83%, trailing both the 20.60% return of the S&P 500(R) Index and the 10.16% return of the Lipper Capital Appreciation Fund Average for the same period.

   In the first quarter, results from both technology and software stocks generated mixed results for the Portfolio. Networking stocks were battered as some companies warned of slower demand and earnings disappointments. However, many of these stocks rebounded in the second quarter, as companies announced positive earnings reports. In the software arena, the Portfolio's second largest holding, Microsoft, contributed solid performance throughout the first half of the year.

   Aided by a combination of moderate economic growth and stable interest rates, the finance sector fared well. However, the Portfolio's underweighting in this area muted gains.

   On a positive note, the telecommunications sector turned in solid results for the Portfolio. Growing second-tier telecommunications company, Worldcom, favorably impacted performance. Health care, specifically the pharmaceutical area, aided performance as key holdings benefited from strong product distribution and delivered solid earnings growth.

   Declines in several individual stocks detracted from overall results. During the first quarter, selected retail stocks such as Viking Office Products and PetsMart hindered performance when they reported disappointing earnings. During the second quarter, entertainment giant Disney, dragged down by its problems at its ABC Network subsidiary, and HFS, hurt by concerns of earnings dilution, weakened performance.

   Currently, the Fidelity VIP* Growth Portfolio is overweighted in the technology, health care and retail/wholesale sectors. It is also underweighted in the non-durables sector relative to the S&P 500(R). The Portfolio's manager believes this positioning will enable them to further concentrate holdings in companies with solid earnings and growth prospects.

                   GROWTH OF A $10,000 INVESTMENT SINCE 1987

                              [CHART APPEAR HERE]

Fidelity VIP* Growth Portfolio              $10,000      $38,153
S&P 500(R)Index                             $10,000      $39,291
Lipper Capital Appreciation Fund Average    $10,000      $31,786

----------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------
Years ended June 30, 1997                 1 year     5 year    10 year
----------------------------------------------------------------------
Fidelity VIP* Growth Portfolio            17.92%     19.89%     14.33%
S&P 500(R)Index                           34.68%     19.76%     14.63%
Lipper Capital Appreciation Fund Average  14.44%     15.94%     11.24%

*VIP refers to Variable Insurance Products Fund.

INVESTMENT ADVISER:
Fidelity Management & Research Company

ABOUT THE FUND:
The Portfolio seeks long-term capital appreciation by investing principally in common stocks with above-average growth prospects.

PORTFOLIO COMPOSITION:
As of June 30 1997, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Technology             20%
Health Care            17%
Non-Durables            9%
Retail & Wholesale      9%
Finance                 8%
Energy                  6%
Media & Leisure         5%
Aerospace & Defense     4%
Utilities               4%
Basic Industries        3%
Other                  15%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Capital Appreciation Fund Average is a non-weighted index of 203 capital appreciation mutual funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.
                                                                              --
                                                                              13
                                                                              --

--------------------------------------------------------------------------------
                               SELECT GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT SUB-ADVISER:
Putnam Investment Management, Inc.

ABOUT THE FUND:
Seeks long-term growth of capital by investing in stocks of companies believed to have significant potential for capital appreciation.

PORTFOLIO COMPOSITION:
As of June 30, 1997, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Chemicals and Drugs                              14%
Technology                                        9%
Retail                                            7%
Durable Goods                                    12%
Finance                                          19%
Health Services                                   5%
Consumer Products                                 9%
Energy                                            6%
U.S. Government Obligation and Cash Equivalents   5%
Other                                            14%

The Select Growth Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth Fund Average is a non-weighted index of 757 funds within the growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

For the six-month period ended June 30, 1997, the Select Growth Fund returned 18.59%, significantly outperforming its peer group, the Lipper Growth Fund Average which returned 14.28%. The second quarter was particularly strong as the Fund returned 18.17% versus the S&P 500(R) Index return of 17.44%.

   Fueled by falling interest rates, steady economic growth and favorable supply and demand characteristics, U.S. stocks soared to record levels during the first half of the year. In the first quarter, the Fund's management capitalized on this growth with strong stock selections in the drug, banking, consumer finance, aerospace, telecommunications, semiconductor and energy services sectors. In the second quarter, technology holdings in the software, semiconductor and PC-related areas boosted performance as did overweighted positions in pharmaceutical, bank, insurance, asset management and credit card holdings.

   Not every decision helped the Fund's overall returns. For example, the Fund's performance was muted by underweighted positions in the energy sector and the large-cap household product and soft-drink groups, all of which performed admirably. In the first quarter, networking and software holdings were particularly hard hit. In the second quarter, individual company earnings surprises were responsible for lagging performance among selected Fund holdings in the consumer, energy and aerospace sectors.

   In positioning the Fund for favorable results in the future, the Fund's managers are adjusting its exposure in several sectors. By adding positions in the financial services, software, pharmaceuticals and energy services, they plan to take advantage of growth opportunities in each of these areas. Likewise, the Fund's management has trimmed back overvalued segments, such as semiconductors, aerospace and natural gas pipelines, where the prospects for growth do not appear to be as promising.

   In looking ahead, the Fund's managers believe that short-term market volatility may continue if earnings and interest rate expectations remain uncertain. Therefore, they expect to achieve solid returns from a diversified portfolio of high-quality growth stocks.

                   GROWTH OF A $10,000 INVESTMENT SINCE 1992

                             [CHART APPEARS HERE]

Select Growth Fund                      $10,000        $19,922
S&P 500(R)Index                         $10,000        $24,182
Lipper Growth Fund Average              $10,000        $21,216

-------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------
Years ended June 30, 1997               1 year     5 year    Life of Fund
Select Growth Fund                      28.88%      N/A         15.26%
S&P 500(R)Index                         34.68%      N/A         20.02%
Lipper Growth Fund Average              23.96%      N/A         17.22%

--
14
--

--------------------------------------------------------------------------------
                                  GROWTH FUND
--------------------------------------------------------------------------------

For the first six months of 1997, the Growth Fund generated a total return of 17.20% significantly outperforming its peer group, the Lipper Growth Fund Average, which returned 14.28%.

   While cash holdings and some stock selections were a drag on overall performance, sector allocation for the Fund had a more positive effect. During the first half of 1997, the Fund's managers increased exposure in three key sectors -- heavy industry, consumer services and consumer durables.

   In the heavy industry sector, the Fund's management felt a number of stocks represented attractive opportunities, as many heavy industrial companies have sharply cut costs. Given that many of these companies are now focused on their core competencies, management believes they can look forward to enhanced growth prospects and an opportunity to compete more successfully on a global basis. Encouraged by these prospects, the Fund's managers either established or increased positions in such holdings as Cummins Engine, FMC Corp., United Technologies and LucasVariety.

   Consumer services also represented a promising sector for the Fund as many stocks in this category continue to trade at attractive long-term valuations. Several trends make this sector particularly appealing. In general, industry-wide consolidations promise lower costs and higher profits. The aging population is also driving demand for certain services. And in the hotel industry in particular, lower capital spending and higher unit revenues may catalyze positive performance.

   The Fund also remained overweighted in consumer durables, reflecting an earlier strategy to own stocks of companies where management is focused on increasing shareholder value. Believing that energized leadership has boosted the growth potential of both General Motors and Ford Motors, the Fund's managers maintained leading positions in these stocks, replacing an earlier position in Chrysler.

   One sector in which the Fund retains limited exposure is the utilities sector. Anticipated deregulation and increased competition will drive stock prices down further. Similarly, the Fund's managers lack enthusiasm for consumer nondurables, where valuations seem unattractive relative to the modest earnings growth potential.

                   GROWTH OF A $10,000 INVESTMENT SINCE 1987

                             [CHART APPEARS HERE]

Growth Fund                      $10,000     $37,023
S&P 500(R)Index                  $10,000     $39,291
Lipper Growth Fund Average       $10,000     $33,674

--------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------
Years ended June 30, 1997               1 year     5 year    10 year
--------------------------------------------------------------------
Growth Fund                             28.00%     17.26%    13.98%
S&P 500(R)Index                         34.68%     19.76%    14.63%
Lipper Growth Fund Average              23.96%     16.90%    12.73%

INVESTMENT SUB-ADVISER:
Miller Anderson & Sherrerd, LLP

ABOUT THE FUND:
Seeks long-term growth of capital by investing in stocks that are believed to represent significant underlying value.

PORTFOLIO COMPOSITION:
As of June 30, 1997, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Durable Goods                19%
Finance                      14%
Chemicals and Drugs          10%
Energy                        6%
Technology                    7%
Consumer Products             7%
Utilities                     5%
Building and Construction     5%
Cash Equivalents              8%
Other                        19%

The Growth Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth Fund Average is a non-weighted index of 757 funds within the growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.
                                                                              --
                                                                              15
                                                                              --

--------------------------------------------------------------------------------
                               EQUITY INDEX FUND
--------------------------------------------------------------------------------

INVESTMENT SUB-ADVISER:
Allmerica Asset Management, Inc.

ABOUT THE FUND:
Aims to replicate the returns of the S&P 500(R) Index.

PORTFOLIO COMPOSITION:
As of June 30, 1997, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Durable Goods                                    17%
Finance                                          16%
Chemicals and Drugs                              14%
Consumer Products                                10%
Energy                                            9%
Technology                                        8%
Utilities                                         7%
Consumer Staples                                  8%
Retail                                            4%
U.S. Government Obligations and Cash Equivalents  1%
Other                                             6%

The Equity Index Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper S&P 500(R) Index Fund Average is a non-weighted index of 59 funds within the S&P 500(R) Index investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

The Equity Index Fund seeks to track the performance of the S&P 500(R) Index before expenses. For the six-month period ended June 30, 1997, the Fund posted a return of 20.03% compared to a 20.60% return of the Index.

   After a brief slowdown in the first quarter, the equity market regained momentum during the second quarter. Large capitalization stocks continued to lead the market as they have consistently done in the recent past.

   In fact, during the first six months of the year, the 10 largest stocks in the S&P 500(R) Index returned 28.3% while the remaining 490 stocks rose 18.5%.

   Because the Equity Index Fund seeks to mirror the S&P 500(R) Index, its performance was buoyed by the strong returns of the stock market.

   Not surprisingly, the Fund derived its strongest results from its largest holdings. These holdings consisted of General Electric, Microsoft Corp., Coca-Cola Co., Intel Corp., and Exxon Corp., and comprised approximately 11% of this Fund's assets. Currently, the Fund is almost fully invested in the market, with approximately 1% of its assets in cash.

   More notably, this strong, narrow market enabled index funds as a group to outperform 87% of active money managers during the first six months of the year. For this period, the return of the Lipper Growth Fund Average was 14.28%, still higher than stocks have historically returned for an entire year.

   In looking toward the remainder of the year, the Equity Index Fund's managers anticipate an economic environment of moderate growth without inflationary pressures. This type of environment should bode well for the equity market.

                   Growth Of a $10,000 Investment Since 1990

                             [CHART APPEARS HERE]

Equity Index Fund                      $10,000    $33,378
S&P 500(R)Index                         10,000    $34,812
Lipper S&P 500(R)Index Fund Average     10,000    $33,715

-------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------
Years ended June 30, 1997               1 year     5 year    Life of Fund
-------------------------------------------------------------------------
Equity Index Fund                       33.69%     19.06%      19.54%
S&P 500(R)Index                         34.68%     19.76%      20.27%
Lipper S&P 500(R)Index Fund Average     34.00%     19.23%      19.81%

--
16
--

--------------------------------------------------------------------------------
                     FIDELITY VIP* EQUITY-INCOME PORTFOLIO
--------------------------------------------------------------------------------

The Fidelity VIP* Equity-Income Portfolio achieved a total return of 16.39% for the first half of 1997, outperforming the Lipper Equity Income Fund Average of 14.75% but trailing the S&P 500(R) return of 20.60%.
   As declining interest rates and continuing consolidation benefited the finance industry in the second quarter, the portfolio's overweighted position enabled it to participate heavily in the sector's advance. Leading the way was its holdings in Allstate.
   The Portfolio also benefited from its positions in industrial machinery stocks, which as a whole, performed well. The portfolio also profited from its large holdings in GE, Westinghouse and Philip Morris. As word of an agreement between the federal government and the tobacco companies became public, uncertainty surrounding future litigation lessened, which investors regarded as a positive sign.
   True to the Portfolio's mandate as an equity-income portfolio, the manager kept the portfolio relatively underweighted in the low dividend-paying technology sector. However, this underweighting did detract from results, as the technology sector rebounded from a disappointing first quarter to become one of the second quarter's better performing groups. The Portfolio's overall gains were also hampered by holdings in the poor-performing basic industries sector, which suffered from a combination of earnings difficulties and industry-wide overcapacity.
   In keeping with the Portfolio's low annual turnover rate, the Portfolio's manager modestly repositioned holdings during the second quarter. Commitments to the utilities sector were increased, and given the recent strength of the finance sector, profits were taken in some holdings and reinvested in other promising financial companies. The Portfolio's exposure to the non-durable, health care and technology groups was reduced by selling off certain stocks at a profit.
   In looking ahead, the Portfolio's manager will continue to seek good total return opportunities from income-producing equity securities.

[CHART APPEARS HERE]

GROWTH OF A $10,000 INVESTMENT SINCE 1987
Fidelity VIP* Equity-Income                  $10,000  $35,991
S&P 500(R) Index                              10,000  $39,291
Lipper Equity Income Fund Average             10,000  $31,849

--------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------
Years ended June 30, 1997               1 year     5 year    10 year
--------------------------------------------------------------------
Fidelity VIP* Equity-Income Portfolio   25.66%     20.09%     13.66%
S&P 500(R) Index                        34.68%     19.76%     14.63%
Lipper Equity Income Fund Average       26.73%     16.12%     11.74%

*VIP refers to Variable Insurance Products Fund.

INVESTMENT ADVISER:
Fidelity Management & Research Company

ABOUT THE FUND:
Seeks reasonable income by investing primarily in income-producing equity securities.

PORTFOLIO COMPOSITION:
As of June 30, 1997 the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Finance                 20%
Energy                  13%
Non-Durables             8%
Health Care              7%
Aerospace & Defense      7%
Indust. Mach. & Equip.   7%
Basic Industries         7%
Utilities                6%
Retail & Wholesale       5%
Technology               4%
Other                   16%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Equity Income Fund Average is a non-weighted average of 171 funds seeking high current income and growth of income by investing more than 60% of its portfolio in equities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.
                                                                              --
                                                                              17
                                                                              --

--------------------------------------------------------------------------------
                         SELECT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

For the six-month period ended June 30, 1997, the Select Growth and Income Fund returned 13.77%, lagging its peer group, the Lipper Growth & Income Fund Average of 15.52% for the same period.
   While the Fund demonstrated relative resilience on the days in which the stock market declined during the first half of the year, it did not keep pace during the market advance, which tended to be driven by only a handful of stocks. The Fund was also hurt by adverse developments and overly optimistic investment horizons in certain holdings, including: Tupperware, Pharmacia & Upjohn, Readers' Digest, AirTouch, U.S. West Media Group and Molten Metals.
   On the positive side, many holdings posted favorable performance. The ongoing expansion of the domestic economy contributed to improved earnings in economically sensitive companies such as General Electric, duPont, Air Products and IBM. Shares of health care companies also gained momentum, reflecting positive demographic trends in the United States and Europe, as well as, growing demand from developing nations. The Fund's underweighting in utilities and regional Bell operating companies, which experienced disappointing performance due to regulatory uncertainty, also served to aid relative performance.
   In looking ahead, the Fund's managers foresee a period of increased volatility for the stock market, resulting in more balanced performance among individual stocks. Gains in only a narrow part of the stock market, however, will pose the greatest challenge to the Fund's strategy of diversification and risk control.
   Still, management believes growth opportunities exist. The best prospects for greater-than-market potential at less-than-market risk seem to come from companies that undertake strategic initiatives, like internal restructurings, to improve their growth prospects and garner a higher share price.

[CHART APPEARS HERE]

GROWTH OF A $10,000 INVESTMENT SINCE 1992
Select Growth and Income Fund            $10,000  $19,966
S&P 500(R) Index                          10,000  $24,182
Lipper Growth & Income Fund Average       10,000  $21,305

-------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------
Years ended June 30, 1997               1 year     5 year    Life of Fund
-------------------------------------------------------------------------
Select Growth and Income Fund           25.97%      N/A         15.32%
S&P 500(R) Index                        34.68%      N/A         20.02%
Lipper Growth & Income Fund Average     28.07%      N/A         17.53%

INVESTMENT SUB-ADVISER:
John A. Levin & Co., Inc.

ABOUT THE FUND:
Seeks a combination of long-term growth of capital and current income by investing primarily in dividend-paying stocks and convertible securities.

PORTFOLIO COMPOSITION:
As of June 30, 1997, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Finance                                          11%
Durable Goods                                    10%
Aerospace/Aircraft                                6%
Technology                                        8%
Energy                                            7%
Printing and Publishing                           6%
Chemicals and Drugs                              10%
Consumer Products                                 9%
U.S. Government Obligations and Cash Equivalents  6%
Other                                            27%

The Select Growth and Income Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth & Income Fund Average is a non-weighted index of 545 funds within the growth and income investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--
18
--

--------------------------------------------------------------------------------
                    FIDELITY VIP II* ASSET MANAGER PORTFOLIO
--------------------------------------------------------------------------------

For the first six months of 1997, the Fidelity VIP II* Asset Manager Portfolio returned 11.20%, outpacing the Lipper Flexible Portfolio Fund Average which returned 10.25% for the period.
   In response to a growing economy in the first quarter, the Federal Reserve Board raised rates by one quarter of one percentage point. In turn, stock prices fell almost 10% during March and April. However, they rebounded sharply during May and June as investors focused on surprisingly strong first quarter earnings growth reports and positive economic reports.
   Given these overall market conditions, managers for the Fidelity VIP II* Asset Manager Portfolio allocated approximately 59% of their assets to equities, 34.5% to bonds and 6.5% to short-term securities. Relative to the index, this allocation overweighted the Portfolio in stocks and underweighted it in bonds and short-term instruments. As stocks outpaced fixed income securities, this larger commitment to stocks helped the fund outperform its benchmark during the first half of 1997.
   Strategic sector weightings also boosted Portfolio performance. The managers slightly overweighted positions in the Finance sector which served the Portfolio well as finance stocks in general added to performance. Holdings such as Fannie Mae, Freddie Mac and Allstate all responded favorably to the Federal Reserve's decision to leave rates unchanged in May, thus adding to the Portfolio's gains.
   Because the first quarter sell off in stocks impacted the technology sector especially hard, managers used this opportunity to selectively add positions; specifically in the computer services and developing communications areas. Solid stock selection in the non-durables sector also helped, despite the Portfolio's underweighted position in this area.
   Foreign holdings, while not a substantial part of the portfolio, detracted from performance. Securities prices in both the United Kingdom and France underperformed the strong U.S. market.
   In the fixed income portion of the Portfolio, increased exposure in the high-yield market and solid credit selection in the corporate sector allowed the Portfolio to outpace the Lehman Brothers Aggregate Bond Index.

[CHART APPEARS HERE]

GROWTH OF A $10,000 INVESTMENT SINCE 1989
Fidelity VIP II* Asset Manager Portfolio          $10,000  $24,994
S&P 500(R) Index                                   10,000  $32,479
Lipper Flexible Portfolio Fund Average             10,000  $23,167

---------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------
Years ended June 30, 1997                    1 year    5 year  Life of Fund
---------------------------------------------------------------------------
Fidelity VIP II* Asset Manager Portfolio     20.45%    12.43%     12.43%
S&P 500(R) Index                             34.68%    19.76%     15.74%
Lipper Flexible Portfolio Fund Average       18.48%    12.72%     11.25%

*VIP II refers to Variable Insurance Products Fund II.

INVESTMENT ADVISER:
Fidelity Management & Research Company

ABOUT THE FUND:
Seeks high long-term return with reduced risk by allocating assets among a broadly diversified mix of stocks, bonds and money market investments.

PORTFOLIO COMPOSITION:
As of June 30, 1997 the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Finance                 13%
Technology              10%
Non-Durables             6%
Utilities                6%
Energy                   5%
Health Care              5%
Retail & Wholesale       5%
Durables                 3%
Basic Industries         3%
Media & Leisure          3%
Other*                  41%

*Stocks      3%
 Bonds      33%
 Cash        5%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Flexible Portfolio Fund Average is a non-weighted index of 203 funds within the flexible portfolio fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

                                                                              --
                                                                              19
                                                                              --

BOND & MONEY MARKET OVERVIEW

1992: Government and corporate bonds outperformed the stock market.

1993: U.S. economy gains momentum. Consumer spending and installment debt increase.

1994: Federal Reserve Board raises interest rates six times in an effort to slow down the economy and keep inflation in check, sending bond prices sharply lower.

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Despite the favorable outlook for bonds, a surprisingly strong economy kindles fears about inflationary pressures and causes the Federal Reserve to raise interest rates 0.25%.

   Moving into 1997, many analysts predicted strong returns for the U.S. bond market. But stable interest rates, despite an expanding economy, generated sluggish returns for the bond market.
   As the first quarter progressed, strong economic data, particularly in the retail and housing segments, revealed possible signs of an overheated economy. In an effort to squelch any uptick in inflation, the Federal Reserve Board raised the Federal Funds rate by one quarter of one percent in the first quarter to 5.50% on March 25, 1997. The bond market reacted sharply as investors sold bonds, thereby driving prices lower and yields higher. As a result, most bond funds lost money through the first quarter. The second quarter evolved with most indicators pointing to signs of more moderate economic growth and subdued inflation, which reduced pressure on the Federal Reserve Board to further increase rates.
   As fears of additional interest rate hikes subsided, the bond market rallied and produced a positive 3.67% return for the second quarter. By mid-year, the bond market's six month total return was a modest 3.07%.
   Throughout the first half of 1997, the bond market was most affected by the fact that there was little, if any, inflation. Historically, periods of low unemployment have spurred higher inflation. But after four years of declining unemployment, the rate of inflation in the U.S. has remained almost nonexistent. Economic growth remains solid but not too strong. U.S.

[TIMELINE APPEARS HERE]

Convinced domestic growth will slow from 1996 levels, investors favor bonds at the start of the year.

Signs of a strong economy raise fears over increasing interest rates and the market softens.

In response to signs of a strong economy the Federal Reserve raises interest rates 0.25% to head off inflation. The bond market declines.

--
20
--
corporations are currently spending the equivalent of nearly 11.5% of real
GDP on business investments and dedicating a significant amount to information technology.
   The predominant beneficiaries of all this solid domestic growth and increased corporate spending were corporate bonds. As of June 30, 1997, they represented one of the best performing segments of the bond market, along with mortgage-backed and asset-backed securities.
   In contrast, yields on U.S. Treasuries dwindled. As a result of the healthy economy and the strong equity market, the budget deficit for the fiscal year ending September 30, 1997, is now estimated to be less than one third of the original $155 billion forecast. This, in turn, has significantly reduced the need for Treasury financing in the bond market and will reduce the supply of new Treasury bonds coming into the market. Fixed income investors are therefore fighting not only low interest rates, but a dwindling supply of new investment opportunities. Steady demand for good fixed income securities has caused the spread between most sectors of the bond market and U.S. Treasuries to narrow. Overall, this means that managers are having to work harder than ever to add value to their portfolios.
   As for shorter-term money market instruments, they've become less attractive as investors could seek to garner higher returns -- albeit with added risk -- from other investments.
   Looking ahead, most market analysts predict that domestic growth will continue to strengthen before slowing sometime in the fourth quarter of 1997. Since projections are also calling for continued subdued inflation, interest rates are anticipated to remain in the stable-to-low range. As in the past six months, many analysts believe that incremental return for bond investors is likely to come from selective investments in spread assets, such as corporate bonds and mortgage-backed securities.

[TIMELINE APPEARS HERE]

Interest rates begin to decline as slower economic growth emerges and the bond market begins to recover.

Stable-to-declining interest rates bode well for mortgage-backed securities and corporate bonds.

Reduced estimates for the budget deficit limit the need for U.S. Treasury financing.

By mid-year, the bond market over-all posted a below-average return of 3.07%

                                                                              --
                                                                              21
                                                                              --

--------------------------------------------------------------------------------
                      FIDELITY VIP* HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER:
Fidelity Management & Research Company

ABOUT THE FUND:
Seeks high income and growth of
capital by investing primarily in
high-yielding, lower-rated, fixed-
income securities.

PORTFOLIO COMPOSITION:
As of June 30, 1997 the sector
allocation of net assets was:

[PIE CHART APPEARS HERE]

Telecommunications       20%
Cable TV                  9%
Paper                     7%
Hotel/Gaming              6%
Broadcasting              6%
Energy                    5%
Consumer Products         4%
Aero/Elec/Computer        4%
Capital Goods             3%
Supermarkets              3%
Other                    33%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Salomon Brothers High-Yield Index tracks the performance of high yield securities trades in the U.S. Bond Market. The Lipper High Current Yield Fund Average is a non-weighted average of 163 funds that seek high Current yield from fixed income securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


The Fidelity VIP* High Income Portfolio returned 7.70% for the six-month period ended June 30, 1997, outpacing its peer group the Lipper High Current Yield Fund Average of 5.92% for the same period.
   While the high-yield market in general was down late in the first quarter, it strongly rebounded during the second quarter as a variety of factors in the market turned positive. New economic data indicated that the economy was slowing which helped push stock prices higher, interest rates modestly lower, and widened the yield spread between high yield bonds and Treasuries. All of these factors benefited the high yield market in general and the Portfolio in particular.
   Some of the biggest contributors to the Portfolio's positive performance came from strong returns in telecommunications and cable holdings. In the first quarter, energy stocks, in particular, Harcor Energy, contributed to positive results. In the second quarter, paper companies, recovering from downtrodden paper prices, contributed significantly to the Portfolio's outperformance.
   In the telecommunications sector, cellular service provider, Millicom and satellite companies, Orion and Panamsat appreciated as they restructured operations and improved their earnings. Cable companies in general returned to favor, as investors realized they were capable of growing earnings despite increased competition from direct access sources.
   Detracting from the Portfolio's overall performance were holdings in paging companies, which declined due to concerns about the industry's growth and earnings prospects. Other performance shortfalls reflected no specific themes and were primarily attributable to the deteriorating credit of key individual securities.
   Telecommunications and cable holdings remain the Portfolio's largest positions, although cable holdings have been reduced from earlier levels held in the Portfolio. Issues in paper companies also represent a significant position, as the manager believes that fundamentals in this industry are continuing to improve.

GROWTH OF A $10,000 INVESTMENT SINCE 1987

                                              6/87         6/97
___ Fidelity VIP* High Income Portfolio      $10,000      $29,639
 ... Salomon Brothers High-Yield Index        $10,000      $29,207
- - Lipper High Current Yield Fund Average   $10,000      $25,313

[LINE GRAPH APPEARS HERE]

--------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------
Years ended June 30, 1997               1 year     5 year    10 year
--------------------------------------------------------------------
Fidelity VIP* High Income Portfolio     14.47%     13.24%    11.48%
Salomon Brothers High-Yield Index       14.58%     11.55%    11.24%
Lipper High Current Yield Fund Average  14.77%     11.01%     9.64%

*VIP refers to Variable Insurance Products Fund.

--------------------------------------------------------------------------------
                          INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------
For the six-month period ended June 30, 1997, the Investment Grade Income Fund posted a 3.21% total return, beating both the Lehman Brothers Aggregate Bond Index of 3.09% and the Lipper Intermediate Investment Grade Fund Average which returned 2.74%.
   After declining slightly in the first quarter, the U.S. bond market gained more than 3% during the second quarter. Strong consumer demand and low inflation fueled expansion in U.S. corporations and higher levels of investment spending. In fact, corporate spending currently equals nearly 11.5% of real GDP. Despite this activity, yield spreads remain narrow between Treasuries and other sectors of the bond market, particularly corporates and mortgage-backed securities.
   Given the narrow spreads, the managers focused more on individual security selection. Within the corporate sector, the Fund's largest position is Telecommunications, Inc. (TCI), a dominant cable provider.
   In the banking sector, the Fund also holds several Trust preferred positions. In selecting these issues, the Fund's management first finds well-run institutions and then looks for smaller companies which are attractive acquisitions for larger banks seeking to expand into new regions. Based on this criteria, managers added First Empire, an upstate New York bank and Compass Bank, headquartered in Alabama, to the Fund.
   On the utility front, the Fund's holdings in Connecticut Light & Power (CL&P) proved disappointing as they were downgraded by S&P when the state legislature deferred any decision on utility deregulation until next year. Mortgage-backed securities, in contrast, contributed to performance as they represented the best performing sector of the Lehman Brothers Aggregate Bond Index. To protect the Fund from declining rates, the Fund is also invested in whole loan collateralized mortgage-backed securities (CMOs).
   Because a stronger economy is projected for the rest of 1997, management plans to gain incremental return from selective investments in spread assets.

GROWTH OF A $10,000 INVESTMENT SINCE 1987

___ Investment Grade Income Fund             $10,000   $23,425
 ... Lehman Brothers Aggregate Bond Index      10,000   $23,224
- - Lipper Intermediate Investment Grade
    Fund Average                              10,000   $21,251

[LINE GRAPH APPEARS HERE]

--------------------------------------------------------------------
                     AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------
Years ended June 30, 1997               1 year     5 year    10 year
--------------------------------------------------------------------
Investment Grade Income Fund             8.36%      7.26%     8.89%
Lehman Brothers Aggregate Bond Index     8.15%      7.12%     8.82%
Lipper Intermediate Investment Grade
Fund Average                             7.54%      6.40%     8.14%

INVESTMENT SUB-ADVISER:
Allmerica Asset Management, Inc.

ABOUT THE FUND:
The Fund's objective is to generate a
high level of total return, as is consistent with prudent investment management.

PORTFOLIO COMPOSITION:
As of June 30, 1997, the sector
allocation of net assets was:

[PIE CHART APPEARS HERE]

U.S. Government and Agency Obligations       42%
Corporate Notes and Bonds                    38%
Asset-Backed Securities                      17%
Cash Equivalents and Other                    3%

The Investment Grade Income Fund is a portfolio of the Allmerica Investment
Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of average yield U.S. investment grade bonds. The Lipper Intermediate Investment Grade Fund Average is a non-weighted Index of 183 funds investing in intermediate-term corporate and government securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
                              GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

INVESTMENT SUB-ADVISER:
Allmerica Asset Management, Inc.

ABOUT THE FUND:
The Fund's objective is to generate
high income for investors while seeking to preserve capital and maintain liquidity.

PORTFOLIO COMPOSITION:
As of June 30, 1997, the sector
allocation of net assets was:

[PIE CHART APPEARS HERE]

U.S. Government and Agency Obligations  91%
Asset-Backed Securities                  7%
Cash Equivalents and Other               2%

The Government Bond Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Intermediate Government Bond Index is an unmanaged index of average yield U.S. Intermediate fixed-income bonds. The Lipper Short-Intermediate U.S. Government Fund Average is a non-weighted index of 95 funds investing in short-to intermediate government securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


For the six-month period ended June 30, 1997, the Government Bond Fund returned 2.50%, slightly underperforming the Lipper Short-Intermediate U.S. Government Fund Average return of 2.57% for the same period.
   Strong economic growth and modest tightening of monetary policy -- typically disappointing for the bond market - contributed to the Fund's underperformance in the first quarter. However, shortly after the Federal Reserve raised the rate on Federal Funds by 0.25% in late March, second quarter economic indicators began to show a slowdown in consumer spending, contained inflation and strong corporate profits -- all favorable for the bond market.
   Against this backdrop, the Government Bond Fund fared well for the first half of 1997. In anticipation of higher interest rates, the Fund managers kept the Fund's duration slightly below that of the index for much of the period. This decision helped performance during the first quarter and hindered performance during the second quarter. Offsetting these trends was the incremental return added to the Fund from its allocation in slightly higher-yielding U.S. agency paper and mortgage-backed securities.
   Management added to the Fund's mortgage-backed securities holdings during the first half of the year, raising its allocation to 52% of the Fund's assets. The Fund's managers feel that these securities are most likely to perform well as interest rates remain in a low-volatility environment.
   Looking toward the second half of 1997, the Fund's managers will continue to monitor economic indices. With rising inflation nowhere in sight, but high factory utilization rates, steady job growth, rising personal income and strong consumer spending, the Fund managers believe the Federal Reserve will most likely raise rates before the year is over -- but not to the point where growth will slow. Another small move up would simply ward off any inflationary pressures. Given this outlook, the Fund remains positioned slightly shorter in duration than the index, while trying to enhance returns through investments in high-quality mortgage-backed securities.

GROWTH OF A $10,000 INVESTMENT SINCE 1991

___ Government Bond Fund                                    $14,616
 ... Lehman Intermediate Government Bond Index               $14,821
- - Lipper Short-Intermediate U.S. Government Fund Average  $13,677

[LINE GRAPH APPEARS HERE]

-----------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------
Years ended June 30, 1997                1 year    5 year  Life of Fund
-----------------------------------------------------------------------
Government Bond Fund                      6.46%     5.80%      6.70%
Lehman Intermediate
Government Bond Index                     6.95%     6.23%      6.98%
Lipper Short-Intermediate
U.S. Government Fund Average              6.33%     5.28%      6.18%

--------------------------------------------------------------------------------
                               MONEY MARKET FUND
--------------------------------------------------------------------------------
For the six-month period ended June 30, 1997, the Money Market Fund provided a competitive return of 2.62% versus the 2.38% semi-annual return posted by its peer group, the Lipper Money Market Fund Average.
   Potential changes in monetary policy affected the entire money market sector throughout the first half of 1997, as concerns of robust growth in the U.S. mounted. Primarily driven by strong economic data in the retail and housing segments, the Federal Reserve moved to raise the Federal Funds Rate by one quarter of one percent in the first quarter to 5.50%. As the year continued, however, all indicators pointed to signs of more moderate economic growth and subdued inflation, which reduced pressure on the Federal Reserve to raise interest rates further.
   Despite these overall economic concerns, the managers for the Money Market Fund remained focused on three primary goals: preservation of capital, maintenance of liquidity and the production of maximum current income.
   To garner some incremental yield, the Fund has maintained a slightly longer average weighted maturity than its index. In addition, the portfolio has been overweighted in top-tier commercial paper and government agency discount notes. These moves provide incremental yield for the Fund and have capitalized on stable-to-declining interest rates in the second quarter.
   As the Fund's managers look toward the remainder of 1997, they believe inflation will remain subdued. Therefore, they plan to adhere to their current investment strategy as well as evaluate the value and credit worthiness of all short-term financial products.

INVESTMENT SUB-ADVISER:
Allmerica Asset Management, Inc.

ABOUT THE FUND:
Strives to maximize current income
for investors with preservation of
capital and liquidity.

PORTFOLIO COMPOSITION:
As of June 30, 1997, the sector
allocation of net assets was:



[PIE CHART APPEARS HERE]


Commercial Paper                        55%

U.S. Government and Agency Obligations  19%

Corporate Notes and Bonds               18%

Other Short-Term Investments             2%

Other                                    6%

The Money Market Fund is a portfolio of the Allmerica Investment Trust.

The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain its net asset value of $1.00 per share.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

IBC/Donoghue is an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Fund Average is an unmanaged index of 292 funds within the Money Market category.


GROWTH OF A $10,000 INVESTMENT SINCE 1987

[CHART APPEARS HERE]
Money Market Fund                                   $10,000  $17,668

IBC/Donoghue First Tier Money Market Index           10,000   17,095

Lipper Money Market Fund Average                     10,000   16,895


-----------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------
Years ended June 30, 1997                        1 year     5 year    10 year
-----------------------------------------------------------------------------
Money Market Fund                                5.36%      4.49%      5.86%
IBC/Donoghue First Tier Money Market Index       4.90%      4.11%      5.51%
Lipper Money Market Fund Average                 4.82%      4.09%      5.48%

                       This page intentionally left blank.

                                                                      ----------

                                                                      Financials


                                                                      ----------

                      This page intentionally left blank.

--------------------------------------------------------------------------------
                         Select Aggressive Growth Fund
--------------------------------------------------------------------------------
              PORTFOLIO OF INVESTMENTS . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Value
   Shares                                                             (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.97%

           Durable Goods - 23.36%
  136,400  ADC Telecommunications, Inc.*                            $  4,552,350
  138,400  Apogee Enterprises, Inc.                                    2,975,600
  162,900  Arvin Industries, Inc.                                      4,439,025
  122,400  BMC Software, Inc.*                                         6,777,900
   97,700  Borg-Warner Automotive, Inc.                                5,281,906
   45,500  Caterpillar, Inc.                                           4,885,563
   99,100  CIBER, Inc.*                                                3,387,981
  186,600  Compuware Corp.*                                            8,910,150
  104,400  Comverse Technology, Inc.*                                  5,428,800
  117,200  Cooper Cameron Corp.*                                       5,479,100
   94,600  Dell Computer Corp.*                                       11,109,588
  128,500  ENCAD, Inc.*                                                5,332,750
  114,900  Jabil Circuit, Inc.*                                        9,637,238
  229,200  MascoTech, Inc.                                             4,784,550
   55,100  Mastec, Inc.*                                               2,606,919
  326,700  Oak Technology, Inc.*                                       3,185,325
   46,700  PeopleSoft, Inc.*                                           2,463,425
  111,200  Pomeroy Computer Resources, Inc.*                           2,752,200
  194,800  Quantum Corp.*                                              3,969,050
   57,700  Rowan Cos., Inc.*                                           1,626,419
   11,000  SPX Corp.                                                     712,938
  103,400  Tellabs, Inc.*                                              5,777,475
  132,300  U.S. Long Distance Corp.*                                   2,282,175
  191,500  Varco International, Inc.*                                  6,175,875
                                                                    ------------
                                                                     114,534,302
                                                                    ------------
           Finance - 10.98%
   59,000  Aegon Nv, ADR                                               4,133,688
  117,000  Astoria Financial Corp.                                     5,557,500
   91,670  Bear Stearns Cos., Inc.                                     3,133,968
   94,000  Countrywide Credit Industries, Inc.                         2,931,625
   48,600  Green Tree Financial Corp.                                  1,731,375
   99,900  Greenpoint Financial Corp.                                  6,649,594
   42,700  HCC Insurance Holdings, Inc.                                1,139,556
   87,000  Horace Mann Educators Corp.                                 4,263,000
  154,050  MBNA Corp.                                                  5,642,081
  206,500  North Fork Bancorp., Inc.                                   4,413,938
  100,700  State Street Corp.                                          4,657,375
   70,300  Torchmark Corp.                                             5,008,875
   72,766  Travelers Group, Inc.                                       4,588,806
                                                                    ------------
                                                                      53,851,381
                                                                    ------------
           Technology - 10.54%
   98,900  Altera Corp.*                                               4,994,450
   56,700  Aspen Technologies, Inc.*                                   2,133,338
  221,700  Avid Technology, Inc.*                                      5,847,338
  194,200  Bio-Technology General Corp.*                               2,621,700
   57,100  Compaq Computer Corp.*                                      5,667,175
  285,900  Creative Technology, Ltd.*                                  4,918,795
  120,100  EMC Corp.*                                                  4,683,900
   93,812  McAfee Associates, Inc.*                                    5,921,883
   44,500  Microsoft Corp.*                                            5,623,688
   47,700  Seagate Technology, Inc.*                                   1,678,444
   78,700  Sun Microsystems, Inc.*                                     2,929,116
  144,000  Vitesse Semiconductor Corp.*                                4,707,000
                                                                    ------------
                                                                      51,726,827
                                                                    ------------

           Electronics - 10.17%
  145,600  American Power Conversion Corp.*                            2,766,400
  243,900  Cellstar Corp.*                                             7,469,438
  133,300  Dallas Semiconductor Corp.                                  5,232,025
  197,500  Digital Microwave Corp.*                                    5,925,000
  104,400  Electronics For Imaging, Inc.*                              4,932,900
  184,900  Innovex, Inc.                                               5,385,213
   35,900  Intel Corp.                                                 5,091,069
  150,700  Orbotech, Ltd.*                                             4,822,400
  260,800  Western Digital Corp.*                                      8,247,800
                                                                    ------------
                                                                      49,872,245
                                                                    ------------

           Retail - 9.12%
   28,800  Bed Bath & Beyond, Inc.*                                      874,800
  145,100  Costco Cos., Inc.*                                          4,770,163
   28,400  Fabri-Centers of America, Inc., Class A*                      773,900
  276,100  Fleming Cos., Inc.                                          4,969,800
  118,900  Jones Apparel Group, Inc.*                                  5,677,475
   61,400  Liz Claiborne, Inc.                                         2,862,775
   79,100  Meyer (Fred), Inc.*                                         4,088,481
  215,600  Michaels Stores, Inc.*                                      4,568,025
  262,000  Ross Stores, Inc.                                           8,564,125
  286,200  Stride Rite Corp.                                           3,684,825
  162,500  Woolworth Corp.*                                            3,900,000
                                                                    ------------
                                                                      44,734,369
                                                                    ------------

           Consumer Products - 6.87%
   71,000  Applied Materials, Inc.*                                    5,027,688
   88,100  Corning, Inc.                                               4,900,563
   62,800  Meredith Corp.                                              1,821,200
  242,800  Pier 1 Imports, Inc.                                        6,434,200
  175,000  Safeskin Corp.*                                             5,151,563
  134,900  Sunbeam Corp.                                               5,092,475
  200,400  TJX Cos., Inc.                                              5,285,550
                                                                    ------------
                                                                      33,713,239
                                                                    ------------

           Health Services - 4.81%
   31,900  Creative Biomolecules, Inc.*                                  225,294
  191,300  General Nutrition Cos., Inc.*                               5,356,400
   58,800  Guidant Corp.                                               4,998,000
   74,400  HBO & Co.                                                   5,124,300
   33,500  Health Management Associates, Inc.,
           Class A*                                                      954,750
   96,600  Oxford Health Plans, Inc.*                                  6,931,050
                                                                    ------------
                                                                      23,589,794
                                                                    ------------

                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                         Select Aggressive Growth Fund
--------------------------------------------------------------------------------
         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                         Value
   Shares                                                              (Note 2)
--------------------------------------------------------------------------------
           Energy - 4.56%
  118,400  Cliffs Drilling Co.*                                     $  4,321,600
  238,200  Global Marine, Inc.*                                        5,538,150
  244,700  Marine Drilling Cos., Inc.*                                 4,802,238
  106,800  USX-Marathon Group                                          3,083,850
  202,100  Veritas DGC, Inc.*                                          4,597,775
                                                                    ------------
                                                                      22,343,613
                                                                    ------------

           Chemicals and Drugs - 2.84%
  152,400  Medeva Plc, ADR                                             2,609,850
  138,900  Medicis Pharmaceutical Corp., Class A*                      6,927,638
  165,000  Premark International, Inc.                                 4,413,750
                                                                    ------------
                                                                      13,951,238
                                                                    ------------

           Aerospace-Airlines - 2.79%
  126,700  Continental Airlines, Inc., Class B*                        4,426,581
   48,500  Delta Air Lines, Inc.                                       3,977,000
  163,200  Gateway 2000, Inc.*                                         5,293,800
                                                                    ------------
                                                                      13,697,381
                                                                    ------------

           Transportation Services - 2.69%
  112,700  Canadian Pacific, Ltd.                                      3,204,906
   58,600  UAL Corp.*                                                  4,193,563
  259,900  Yellow Corp.*                                               5,815,263
                                                                    ------------
                                                                      13,213,732
                                                                    ------------

           Consumer Staples - 2.32%
   90,900  American Standard Cos., Inc.*                               4,067,775
   72,300  Interstate Bakeries Corp.                                   4,288,282
   68,100  Philip Morris Cos., Inc.                                    3,021,938
                                                                    ------------
                                                                      11,377,995
                                                                    ------------

           Metals and Mining - 2.25%
  476,900  Bethlehem Steel Corp.*                                      4,977,644
  192,200  Inland Steel Industries, Inc.                               5,021,225
   24,200  Mueller Industries, Inc.*                                   1,058,750
                                                                    ------------
                                                                      11,057,619
                                                                    ------------

           Paper and Forest - 1.45%
  140,900  Fort Howard Corp.*                                          7,133,063
                                                                    ------------

           Consumer Cyclical - 1.17%
  136,800  EVI, Inc.*                                                  5,745,600
                                                                    ------------

           Broadcasting - 1.06%
  161,000  Westwood One, Inc.*                                         5,192,250
                                                                    ------------

           Capital Goods - 1.00%
  283,800  Navistar International Corp.*                               4,895,550
                                                                    ------------

           Food Services - 0.82%
  467,200  Ryan's Family Steak Houses, Inc.*                           4,000,400
                                                                    ------------

           Consumer Service - 0.17%
   17,400  Robert Half International, Inc.*                              818,888
                                                                    ------------
           Total Common Stocks                                       485,449,486
           (Cost $374,224,255)                                      ------------


Par Value
---------
COMMERCIAL PAPER (A) - 1.19%

$5,849,000 Merrill Lynch & Co., Inc.
           6.20%, 07/01/97                                             5,849,000
                                                                    ------------
           Total Commercial Paper                                      5,849,000
           (Cost $5,849,000)                                        ------------


Shares
------
INVESTMENT COMPANIES - 0.10%

    3,661  ILA Prime Obligation Money Market Fund                          3,661
  492,079  ILA Prime Obligation Portfolio Fund,
           Class B                                                       492,079
                                                                    ------------
           Total Investment Companies                                    495,740
           (Cost $495,740)                                          ------------


Total Investments - 100.26%                                          491,794,226
(Cost $380,568,995)                                                 ------------

Net Other Assets and Liabilities - (0.26)%                            (1,294,341)
                                                                    ------------
Net Assets - 100.00%                                                $490,499,885
                                                                    ============

----------------------------------------
*   Non income producing security.
(A) Effective yield at time of purchase.
ADR American Depositary Receipt


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 1997, the aggregate cost of investment securities for tax purposes was $380,568,995. Net unrealized appreciation (depreciation) aggregated $111,225,231, of which $118,050,196 related to appreciated investment securities and $(6,824,965) related to depreciated investment securities.

Distributions from long-term capital gains for the six months ended June 30, 1997 were $6,808,097.

OTHER INFORMATION

For the six months ended June 30, 1997, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $285,716,915 and $233,357,025 from non-governmental issuers, respectively.


                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                       Select Capital Appreciation Fund
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                         Value
   Shares                                                              (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 82.95%
           Retail - 16.63%
   13,400  Costco Cos., Inc.*                                       $    440,525
  117,925  Family Golf Centers*                                        2,712,275
  316,700  Fastenal Co.                                               15,518,300
   19,025  Meyer (Fred), Inc.*                                           983,355
   25,950  MSC Industrial Direct Co., Class A*                         1,041,244
   47,500  O'Reilly Automotive, Inc.*                                  1,828,750
  258,183  Petco Animal Supplies, Inc.*                                7,745,490
   27,775  Quality Food Centers, Inc.*                                 1,055,450
    7,800  Safeway, Inc.*                                                359,775
                                                                    ------------
                                                                      31,685,164
                                                                    ------------

           Finance - 12.50%
    7,075  AFLAC, Inc.                                                   334,294
   12,425  Associates First Capital Corp., Class A                       689,588
   52,525  Credit Acceptance Corp.*                                      676,259
   12,700  Federal Agricultural Mortgage Corp.*                          460,375
    2,875  FINOVA Group, Inc.                                            219,938
    3,375  First Empire State Corp.                                    1,137,375
   52,450  Hartford Life, Inc., Class A*                               1,966,875
    8,675  Healthcare Financial Partners, Inc.*                          176,752
    3,300  Household International, Inc.                                 387,544
  271,150  Insignia Financial Group, Inc., Class A*                    4,914,594
  114,850  Medallion Financial Corp.                                   2,196,506
   17,275  Nationwide Financial Services, Inc.                           458,867
    1,150  Northern Trust Corp.                                           55,630
   21,625  Progressive Corp.                                           1,881,375
   65,650  Protective Life Corp.                                       3,298,912
   12,700  Regions Financial Corp.                                       401,637
   44,075  Schwab (Charles) Corp.                                      1,793,302
    3,900  TCF Financial Corp.                                           192,563
    8,725  Travelers Group, Inc.                                         550,220
   51,000  UICI*                                                       1,504,500
   19,775  Western National Corp.                                        530,217
                                                                    ------------
                                                                      23,827,323
                                                                    ------------

           Business Services - 7.96%
    8,750  Catalina Marketing Corp.*                                     421,094
    7,225  G&K Services Inc., Class A                                    269,131
  121,200  HFS, Inc.*                                                  7,029,600
   67,275  Outdoor Systems, Inc.*                                      2,573,269
  109,150  Paychex, Inc.                                               4,147,700
   51,675  Profit Recovery Group
           International, Inc.*                                          716,991
                                                                    ------------
                                                                      15,157,785
                                                                    ------------

           Communications - 7.68%
   91,400  Clear Channel Communications, Inc.*                         5,626,813
    9,725  CommNet Cellular, Inc.*                                       337,944
   68,950  Evergreen Media Corp., Class A*                             3,076,894
   31,500  Heftel Broadcasting Corp., Class A*                         1,740,375
  287,307  PriCellular Corp., Class A*                                 2,639,633
   31,075  Univision Communications, Inc.,
           Class A*                                                    1,215,809
                                                                    ------------
                                                                      14,637,468
                                                                    ------------

           Health Services - 7.08%
   79,125  Karrington Health, Inc.*                                    1,186,875
  208,350  Omnicare, Inc.                                              6,536,981
   89,150  Teva Pharmaceutical                                         5,772,462
                                                                    ------------
                                                                      13,496,318
                                                                    ------------

           Building and Construction - 6.08%
  142,400  Barnett, Inc.*                                              3,488,800
   15,225  JLK Direct Distribution, Inc., Class A*                       390,141
  139,550  Littelfuse, Inc.*                                           3,942,288
   10,050  Littelfuse, Inc., (Warrants),
           exp. 12/27/01*                                                227,381
   74,475  Sealed Air Corp.*                                           3,537,563
                                                                    ------------
                                                                      11,586,173
                                                                    ------------

           Food Services - 4.88%
   41,650  JP Foodservice,Inc.*                                        1,194,834
  209,268  Papa John's International, Inc.*                            7,690,599
   25,950  Weider Nutrition International, Inc.                          411,956
                                                                    ------------
                                                                       9,297,389
                                                                    ------------

           Medical Equipment - 4.12%
   10,875  DENTSPLY International, Inc.                                  532,875
  158,800  Sofamor Danek Group, Inc.*                                  7,265,100
    1,200  Sybron International Corp.*                                    47,850
                                                                    ------------
                                                                       7,845,825
                                                                    ------------

           Consumer Services - 3.82%
  123,075  Apollo Group, Inc., Class A*                                4,338,394
   79,050  Coinmach Laundry Corp.*                                     1,877,438
    2,125  Robert Half International*                                    100,008
   27,725  Sunrise Assisted Living, Inc.*                                970,375
                                                                    ------------
                                                                       7,286,215
                                                                    ------------

           Leisure-Entertainment - 3.71%
   70,950  Premier Parks, Inc.*                                        2,616,281
   87,200  Regal Cinemas, Inc.*                                        2,877,600
   45,325  Royal Caribbean                                             1,583,542
                                                                    ------------
                                                                       7,077,423
                                                                    ------------

           Transportation - 2.92%
   23,925  Ryanair Holdings Plc, ADR*                                    648,966
  132,125  Wisconsin Central Transport Corp.*                          4,921,656
                                                                    ------------
                                                                       5,570,622
                                                                    ------------


           Chemical and Drugs - 2.78%
   99,400  Culligan Water Technologies, Inc.*                          4,448,150
   62,025  DepoTech Corp.*                                               845,091
                                                                    ------------
                                                                       5,293,241
                                                                    ------------

           Publishing - 0.71%
   18,925  Central Newspaper Inc., Class A                             1,355,503
                                                                    ------------

           Technology - 0.65%
   21,750  Amdahl Corp.*                                                 190,313
   52,450  Methode Electronics, Inc., Class A                          1,042,444
                                                                    ------------
                                                                       1,232,757
                                                                    ------------

                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                       Select Capital Appreciation Fund
--------------------------------------------------------------------------------
         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                         Value
   Shares                                                              (Note 2)
--------------------------------------------------------------------------------
           Energy - 0.60%
   45,725  Trigen Energy Corp.                                      $  1,143,125
                                                                    ------------

           Minerals and Mining - 0.48%
   24,400  Minerals Technologies, Inc.                                   915,000
                                                                    ------------

           Hotels - 0.25%
   27,525  Choice Hotels International*                                  466,205
                                                                    ------------

           Utilities - 0.10%
    5,800  Cincinnati Bell, Inc.                                         182,700
                                                                    ------------
           Total Common Stocks                                       158,056,236
           (Cost $136,661,754)                                      ------------


FOREIGN COMMON STOCKS - 11.82%

           United Kingdom
  209,229  Capita Group, Plc                                             820,058
  899,725  Pizzaexpress, Plc                                           9,418,727
  103,617  Pizzaexpress, Restricted Shares                             1,084,709
  302,240  Rentokil Group, Plc                                         1,061,368
  440,865  Wetherspoon (J.D.), Plc                                     9,997,097
    6,604  Wetherspoon (J.D.), Restricted Shares                         149,753
                                                                    ------------
           Total Foreign Common Stocks                                22,531,712
           (Cost $16,231,277)                                       ------------


                                                                       Value
Par Value                                                           (Note 2)
--------------------------------------------------------------------------------
U.S. AGENCY OBLIGATION (A) - 2.62%

           Federal Home Loan Mortgage Corporation
$5,000,000 5.40%, 07/10/97                                         $  4,993,250
                                                                   ------------
           Total U.S. Agency Obligation                               4,993,250
           (Cost $4,993,250)                                       ------------


COMMERCIAL PAPER  (A) - 3.94%

5,000,000  General Electric Capital Corp.
           5.50%, 07/03/97                                            4,998,472
2,500,000  Prudential Funding Corp.
           6.00%, 07/01/97                                            2,500,000
                                                                   ------------
           Total Commercial Paper                                     7,498,472
           (Cost $7,498,472)                                       ------------


Total Investments - 101.33%                                         193,079,670
(Cost $165,384,753)                                                ------------

Net Other Assets and Liabilities - (1.33)%                           (2,532,908)
                                                                   ------------
Net Assets - 100.00%                                               $190,546,762
                                                                   ============

-----------------------------------------
 *   Non income producing security.
 (A) Effective yield at time of purchase.
 ADR American Depositary Receipt

----------------------------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS SOLD:
                                                                                        Unrealized
  Currency     Contracts To      Settlement        Contracts At     In Exchange        Appreciation
   Value         Deliver           Dates              Value          For U.S. $       (Depreciation)
 ---------     ------------      ----------        ------------     -----------       --------------
   850,000         GBP            07/18/97          $ 1,412,673      $ 1,417,039        $   4,366
 3,450,000         GBP            07/24/97            5,733,792        5,652,480          (81,312)
   690,000         GBP            07/28/97            1,146,759        1,115,909          (30,850)
 1,200,000         GBP            08/20/97            1,993,053        1,913,166          (79,887)
 1,050,000         GBP            11/28/97            1,738,440        1,701,105          (37,335)
     5,000         GBP            12/04/97                8,277            8,169             (108)
                                                    -----------      -----------        ----------
                                                    $12,032,994      $11,807,868        $(225,126)
                                                    ===========      ===========        ==========

----------------------------------------
 GBP   British Pound

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 1997, the aggregate cost of investment securities for tax purposes was $165,384,753. Net unrealized appreciation (depreciation) aggregated $27,694,917, of which $30,002,993 related to appreciated investment securities and $(2,308,076) related to depreciated investment securities.

As of December 31, 1996, the portfolio had a capital loss carryforward of $2,360,458 which expires in 2004.

For the year ended December 31, 1996, the Portfolio has elected to defer $295,407 of capital losses and $248,534 in currency losses attributable to Post-October Losses.

OTHER INFORMATION

For the six months ended June 30, 1997, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $116,212,010 and $77,415,620 from non-governmental issuers, respectively.

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                           Small-Mid Cap Value Fund
--------------------------------------------------------------------------------
              PORTFOLIO OF INVESTMENTS . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                         Value
  Shares                                                               (Note 2)
--------------------------------------------------------------------------------

COMMON STOCKS - 95.39%

           Durable Goods - 22.43%
  214,300  Comcast Corp. Special, Class A                           $  4,580,663
  140,700  Comsat Corp.                                                3,350,419
   30,000  Kaydon Corp.                                                1,500,000
  170,000  MascoTech, Inc.                                             3,548,750
   88,400  Raychem Corp.                                               6,574,750
   55,000  Thomas & Betts Corp.                                        2,890,938
  160,000  Tracor, Inc. *                                              4,020,000
   76,100  UCAR International, Inc. *                                  3,481,575
  215,000  Westinghouse Electric Corp.                                 4,971,875
                                                                    ------------
                                                                      34,918,970
                                                                    ------------
           Consumer Products - 19.94%
   27,500  AEP Industries, Inc. *                                      1,100,000
   70,000  Ball Corp.                                                  2,104,375
  180,000  General Instrument Corp. *                                  4,500,000
   11,200  Gulfstream Aerospace Corp. *                                  330,400
   65,000  Harman International Industries, Inc.                       2,738,125
  148,600  MagneTek, Inc. *                                            2,470,475
  260,000  Owens-Illinois, Inc. *                                      8,060,000
   60,000  Stanley Works                                               2,400,000
   52,000  TRW, Inc.                                                   2,954,250
  120,000  Tupperware Corp.                                            4,380,000
                                                                    ------------
                                                                      31,037,625
                                                                    ------------
           Retail - 8.37%
   75,000  Footstar, Inc. *                                            1,959,375
   58,500  Harcourt General, Inc.                                      2,786,063
  100,000  Meyer (Fred), Inc. *                                        5,168,750
   59,200  Shopko Stores, Inc.                                         1,509,600
   50,000  Waban, Inc. *                                               1,609,375
                                                                    ------------
                                                                      13,033,163
                                                                    ------------
           Finance - 8.25%
   20,500  Beneficial Corp.                                            1,456,781
  110,000  Glendale Federal Bank *                                     2,873,750
   82,200  John Hancock Bank and
           Thrift Opportunity Fund                                     2,928,375
  192,000  Trizec Hahn Corp.                                           4,104,000
   28,500  Union Planters Corp.                                        1,478,438
                                                                    ------------
                                                                      12,841,344
                                                                    ------------
           Energy - 7.53%
   65,000  Amerada Hess Corp.                                          3,611,563
  100,000  Coastal Corp.                                               5,318,750
   88,800  MAPCO, Inc.                                                 2,797,200
                                                                    ------------
                                                                      11,727,513
                                                                    ------------
           Metals and Mining - 6.90%
   89,000  Global Industrial Technologies, Inc. *                      1,824,500
  207,800  MacMillan Bloedel, Ltd.                                     2,831,275
   87,800  Newmont Mining Corp.                                        3,424,200
   94,400  TriMas Corp.                                                2,655,000
                                                                    ------------
                                                                      10,734,975
                                                                    ------------
           Health Care - 6.20%
  125,000  Allergan, Inc.                                              3,976,563
   77,200  Mallinckrodt, Inc.                                          3,010,800
   58,100  Wellpoint Health Networks, Inc.,
           Class A *                                                   2,665,338
                                                                    ------------
                                                                       9,652,701
                                                                    ------------

           Consumer Staples - 4.74%
  167,800  Dial Corp.                                                  2,621,875
   80,000  Dole Food Co.                                               3,420,000
   25,000  Smith's Food & Drug Centers, Inc.,
           Class B *                                                   1,340,621
                                                                    ------------
                                                                       7,382,496
                                                                    ------------
           Paper and Forest - 3.61%
  110,900  Fort Howard Corp. *                                         5,614,313
                                                                    ------------

           Utilities - 3.55%
  240,000  Long Island Lighting Co.                                    5,520,000
                                                                    ------------

           Business Services - 2.23%
  140,000  True North Communications, Inc.                             3,465,000
                                                                    ------------

           Building and Construction - 1.25%
  104,500  Dal-Tile International, Inc. *                              1,939,781
                                                                    ------------

           Consumer Service - 0.39%
   65,744  Ascent Entertainment Group, Inc. *                            599,910
                                                                    ------------
           Total Common Stocks                                       148,467,791
           (Cost $131,103,841)                                      ------------



                                                                         Value
   Par Value                                                           (Note 2)
--------------------------------------------------------------------------------

COMMERCIAL PAPER (A) - 4.27%

$ 540,000  Allied Signal, Inc.
           5.55%, 07/01/97                                               540,000
1,000,000  Allstate Corp.
           5.59%, 07/01/97                                             1,000,000
  500,000  Barton Capital Corp.
           5.60%, 07/01/97                                               500,000
  500,000  Disney (Walt) Co.
           5.50%, 07/01/97                                               500,000
1,000,000  Ford Motor Credit Co.
           5.55%, 07/02/97                                               999,846
  425,000  GTE Funding, Inc.
           5.56%, 07/02/97                                               424,934
  275,000  Massachusetts Electric Co.
           5.65%, 07/02/97                                               274,957
2,400,000  Merrill Lynch & Co., Inc.
           5.56%, 07/02/97                                             2,399,622
                                                                    ------------
           Total Commercial Paper                                      6,639,359
           (Cost $6,639,359)                                        ------------




                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                           Small Mid-Cap Value Fund
--------------------------------------------------------------------------------
         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                       Value
   Shares                                                            (Note 2)
--------------------------------------------------------------------------------

INVESTMENT COMPANIES - 1.92%

  1,428,395  ILA Prime Obligation Money Market Fund                $  1,428,395
  1,568,293  ILA Prime Obligation Portfolio Fund, Class B             1,568,293
                                                                   ------------
             Total Investment Companies                               2,996,688
             (Cost $2,996,688)                                     ------------


Total Investments - 101.58%                                         158,103,838
                                                                   ------------
(Cost $140,739,888)
Net Other Assets and Liabilities - (1.58)%                           (2,455,341)
                                                                   ------------
Net Assets - 100.00%                                               $155,648,497
                                                                   ============


-----------------------------------------
*    Non income producing security.
(A)  Effective yield at time of purchase.


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 1997, the aggregate cost of investment securities for tax purposes was $140,739,888. Net unrealized appreciation (depreciation) aggregated $17,363,950 of which $18,866,897 related to appreciated investment securities and $(1,502,947) related to depreciated investment securities.

Distributions from long-term capital gains for the six months ended June 30, 1997 were $728,717.

OTHER INFORMATION

For the six months ended June 30, 1997, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $136,222,164 and $107,117,563 from non-governmental issuers, respectively.

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                       Select International Equity Fund
--------------------------------------------------------------------------------
              PORTFOLIO OF INVESTMENTS . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                         Value
   Shares                                                              (Note 2)
--------------------------------------------------------------------------------

COMMON STOCKS - 91.46%

           Australia - 7.20%
  383,490  Broken Hill Proprietary Co. Ltd.                         $  5,597,264
  765,170  National Australia Bank, Ltd.                              10,874,046
1,152,270  News Corp Ltd.                                              5,481,430
  547,934  WMC Ltd.                                                    3,427,525
                                                                    ------------
                                                                      25,380,265
                                                                    ------------

           Finland - 0.56%
    2,319  Raumma Oy                                                      53,128
   83,300  UPM-Kymmene                                                 1,924,434
                                                                    ------------
                                                                       1,977,562
                                                                    ------------

           France - 1.92%
   57,180  Michelin, Class B                                           3,437,071
   15,360  Elf Aquitaine                                               1,658,720
   16,570  Total SA, Class B                                           1,676,492
                                                                    ------------
                                                                       6,772,283
                                                                    ------------

           Germany - 5.84%
   11,259  Hoechst AG                                                  4,775,098
   15,237  Mannesmann AG                                               6,811,702
   51,610  Siemens AG                                                  3,093,578
  103,970  Veba Ag                                                     5,877,099
                                                                    ------------
                                                                      20,557,477
                                                                    ------------

           Hong Kong - 1.45%
  170,200  HSBC Holdings                                               5,118,777
                                                                    ------------

           Indonesia - 3.12%
  820,000  Gudang Garam                                                3,439,853
1,062,000  H.M. Sampoerna                                              4,051,017
  816,000  PT Indocement Tunggal Prakarsa                              1,266,872
1,374,000  Telekomunikase Indonesia                                    2,246,206
                                                                    ------------
                                                                      11,003,948
                                                                    ------------

           Ireland - 1.44%
  270,100  Allied Irish Banks                                          2,066,922
1,043,350  Smurfit (Jefferson) Group                                   3,022,100
                                                                    ------------
                                                                       5,089,022
                                                                    ------------

           Italy - 1.40%
  122,085  ENI                                                           687,020
  728,010  STET Societa Finanziaria Telefonica                         4,235,850
                                                                    ------------
                                                                       4,922,870
                                                                    ------------

           Japan - 2.55%
  329,000  Canon, Inc.                                                 8,970,373
                                                                    ------------


           Malaysia - 3.00%
  700,000  Development & Commercial
           Bank Holdings, Berhad*                                      2,218,697
  349,000  Hume Industries, Berhad                                     1,603,959
1,016,200  Sime-Darby, Berhad                                          3,381,959
  467,000  United Engineers, Berhad                                    3,367,427
                                                                    ------------
                                                                      10,572,042
                                                                    ------------

           Mexico - 0.59%
  811,700  Grupo Financiero Banamex, Series B*                         2,081,670
                                                                    ------------

           Netherlands - 9.59%
  383,512  ABN-Amro Holdings                                           7,163,978
   19,010  Dutch State Mines                                           1,894,866
  320,250  Elsevier, NV                                                5,361,140
  178,793  ING Groep, NV                                               8,258,350
   23,391  Nutricia Ver Bedrijven                                      3,700,877
   67,160  Royal Dutch Petroleum                                       3,499,698
   99,630  Royal PTT Nederland, ADR                                    3,915,390
                                                                    ------------
                                                                      33,794,299
                                                                    ------------

           Philippines - 0.56%
  748,130  San Miguel, Class B                                         1,971,002
                                                                    ------------

           Singapore - 6.04%
  615,000  City Developments, Ltd.                                     6,021,611
  494,000  Development Bank of Singapore                               6,218,834
  391,600  Fraser and Neave, Ltd., Ord                                 2,793,524
  309,800  Singapore Press                                             6,239,983
                                                                    ------------
                                                                      21,273,952
                                                                    ------------

           Spain - 1.01%
  114,885  Banco De Santander                                          3,546,459
                                                                    ------------

           Sweden - 0.49%
   51,300  Pharmacia & Upjohn, Inc.                                    1,731,589
                                                                    ------------

           Switzerland - 12.23%
    6,644  Alusuisse Lonza Holdings, REGD                              6,890,783
    4,833  Nestle SA                                                   6,384,990
   10,294  Novartis AG                                                16,480,568
      557  Roche Holdings AG                                           5,045,228
    5,843  Schweiz Ruckverisch, REGD                                   8,276,431
                                                                    ------------
                                                                      43,078,000
                                                                    ------------

           Thailand - 0.70%
  356,800  Bangkok Bank Public Co., Ltd.                               2,451,665
                                                                    ------------

           United Kingdom - 31.77%
  443,750  Barclays Bank, Plc                                          8,803,318
1,007,550  B.A.T. Industries, Plc                                      9,013,155
1,255,027  BTR, Plc                                                    4,292,365
  372,000  Cable & Wireless, Plc                                       3,420,637
  503,230  Cadbury Schweppes, Plc                                      4,484,952
  213,630  EMI Group, Plc                                              3,830,992
  838,700  General Electric Co., Plc                                   5,011,097


                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                        Select International Equity Fund
--------------------------------------------------------------------------------
         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                         Value
   Shares                                                              (Note 2)
--------------------------------------------------------------------------------

           United Kingdom (continued)
   331,250 Glaxo-Wellcome, Plc                                      $  6,836,115
   450,400 Granada Group, Plc                                          5,921,848
   576,209 Grand Metropolitan, Plc                                     5,576,498
   168,950 Kingfisher, Plc                                             1,917,672
   587,400 Ladbroke Group, Plc                                         2,297,384
   807,550 Lloyds TSB Group, Plc                                       8,279,077
   279,100 Premier Farnell, Plc                                        2,176,212
   578,450 Prudential Corp., Plc                                       5,598,186
   686,600 Safeway, Plc                                                3,970,913
   481,280 Scottish Power, Plc                                         3,131,889
   924,000 Shell Transportation & Trading, Plc                         6,297,347
   347,300 Siebe, Plc                                                  5,878,378
   472,850 TI Group, Plc                                               4,119,760
   795,300 Vodafone Group, Plc                                         3,871,583
   124,900 Williams Holdings, Plc*                                       671,424
   197,550 Zeneca Group, Plc                                           6,529,622
                                                                    ------------
                                                                     111,930,424
                                                                    ------------
           Total Common Stocks                                       322,223,679
           (Cost $267,587,393)                                      ------------


PREFERRED STOCK - 0.17%

   153,835 News Corp., Ltd. (Australia)                                  601,577
                                                                    ------------
           Total Preferred Stock                                         601,577
           (Cost $632,568)                                          ------------


INVESTMENT COMPANIES - 8.20%

10,056,463 Federated Investors                                        10,056,463
 8,849,204 ILA Prime Obligation Portfolio
           Fund, Class B                                               8,849,204
 9,958,611 State Street Bank Temp Fund                                 9,958,611
                                                                    ------------
           Total Investment Companies                                 28,864,278
           (Cost $28,864,278)                                       ------------


Total Investments - 99.83%                                           351,689,534
(Cost $297,084,239)                                                 ------------

Net Other Assets and Liabilities - 0.17%                                 609,066
                                                                    ------------
Net Assets - 100.00%                                                $352,298,600
                                                                    ============

------------------------------------
 *    Non income producing security.
 ADR  American Depositary Receipt

-----------------------------------------------------

Industry Concentration of Common and Preferred Stocks
-----------------------------------------------------
       as Percentage of Net Assets:
       ----------------------------
Finance                               25.65%
Chemicals and Drugs                   12.29
Telecommunications                     8.52
Durable Goods                          7.39
Consumer Goods and Services            6.92
Energy                                 5.04
Food and Beverage                      5.03
Electronics                            4.83
Tobacco                                4.68
Utilities                              3.91
Basic Materials                        3.39
Metals and Mining                      0.97
Building and Construction              0.96
Paper                                  0.86
Leisure and Entertainment              0.65
Retail                                 0.54
                                     ------
Total                                91.63%
                                     ======

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:
                                                                           Unrealized
 Currency   Contracts To     Settlement   Contracts At     In Exchange    Appreciation
   Value       Deliver         Dates         Value         for U.S. $    (Depreciation)
----------  ------------     ----------   ------------     -----------   --------------
10,277,000      CHF           07/23/97     $7,072,125       $7,162,796    $    90,671
 9,400,000      CHF           08/13/97      6,479,186        6,630,458        151,272
11,824,000      DEM           09/12/97      6,822,754        7,031,273        208,519
 9,700,000      GBP           09/23/97     16,094,017       15,784,810       (309,207)
10,900,000      NLG           07/16/97      5,570,034        5,669,406         99,372
 8,200,000      NLG           08/20/97      4,196,264        4,317,016        120,752
10,527,000      NLG           09/05/97      5,393,092        5,445,657         52,565
                                          -----------      -----------    -----------
                                          $51,627,472      $52,041,416    $   413,944
                                          ===========      ===========    ===========

----------------------------
CHF    Swiss Franc
DEM    German Mark
GBP    British Pound
NLG    Dutch Guilder


                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                        Select International Equity Fund
--------------------------------------------------------------------------------
         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1997, the aggregate cost of investment securities for tax purposes was $297,084,239. Net unrealized appreciation (depreciation) aggregated $54,605,295, of which $61,406,088 related to appreciated investment securities and $(6,800,793) related to depreciated investment securities.

Distributions from long-term capital gains for the six months ended June 30, 1997 were $763,275.


OTHER INFORMATION
For the six months ended June 30, 1997, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $89,540,752 and $15,820,962 from non-governmental issuers, respectively.


                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                              SELECT GROWTH FUND
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      Value
   Shares                                           (Note 2)
-------------------------------------------------------------

COMMON STOCKS - 95.20%

           Finance - 19.26%
  100,300  American Express Co.                  $  7,472,350
   35,800  American International Group, Inc.       5,347,625
   70,700  Banc One Corp.                           3,424,531
  117,600  BankAmerica Corp.                        7,592,550
    3,800  BankBoston Corp.                           273,838
   91,600  Barnett Banks, Inc.                      4,809,000
   54,800  Citicorp                                 6,606,825
   38,100  Comerica, Inc.                           2,590,800
  102,200  Conseco, Inc.                            3,781,400
   39,700  Franklin Resources, Inc.                 2,880,731
  143,862  MBNA Corp.                               5,268,946
   37,400  MGIC Investment Corp.                    1,792,863
  110,466  Travelers Group, Inc.                    6,966,262
  128,800  Washington Mutual, Inc.                  7,695,800
                                                 ------------
                                                   66,503,521
                                                 ------------

           Chemicals and Drugs - 13.92%
   96,800  Abbott Laboratories                      6,461,400
   88,200  Bristol-Myers Squibb Co.                 7,144,200
   20,300  Clorox Co.                               2,679,600
   68,200  duPont (E.I.) deNemours & Co.            4,288,075
   39,100  Lilly (Eli) & Co.                        4,274,119
   69,600  Merck & Co., Inc.                        7,203,600
   47,500  Pfizer, Inc.                             5,676,250
   85,900  Praxair, Inc.                            4,810,400
   55,000  Sherwin-Williams Co.                     1,698,125
   30,800  Warner-Lambert Co.                       3,826,900
                                                 ------------
                                                   48,062,669
                                                 ------------

           Durable Goods - 11.83%
   77,100  BMC Software, Inc.*                      4,269,413
   14,100  Dell Computer Corp.*                     1,655,869
  160,700  General Electric Co.                    10,505,763
   23,000  Intel Corp.                              3,261,688
   78,800  Motorola, Inc.                           5,988,800
   86,800  PeopleSoft, Inc.*                        4,578,700
   48,500  Tellabs, Inc.*                           2,709,938
   75,800  Tyco International, Ltd.                 5,272,838
  112,500  Westinghouse Electric Corp.              2,601,563
                                                 ------------
                                                   40,844,572
                                                 ------------

           Consumer Products - 9.46%
   35,900  Applied Materials, Inc.*                 2,542,169
   39,200  Ascend Communications, Inc.*             1,543,500
   40,000  Avon Products, Inc.                      2,822,500
   27,700  Carnival Corp., Class A                  1,142,625
   54,900  ConAgra, Inc.                            3,520,463
   60,100  Disney (Walt) Co.                        4,823,025
   57,500  Liz Claiborne, Inc.                      2,680,938
   54,900  Procter & Gamble Co.                     7,754,625
   68,900  Sara Lee Corp.                           2,867,963
  113,000  TJX Cos., Inc.                           2,980,375
                                                 ------------
                                                   32,678,183
                                                 ------------

           Technology - 9.35%
   33,000  Compaq Computer Corp.*                   3,275,250
   89,525  Computer Associates International, Inc   4,985,423
   79,400  EMC Corp.*                               3,096,600
   87,400  Honeywell, Inc.                          6,631,475
   24,400  Lucent Technologies, Inc.                1,758,325
   77,700  Microsoft Corp.*                         9,819,338
   63,500  Parametric Technology Corp.*             2,702,719
                                                 ------------
                                                   32,269,130
                                                 ------------

           Retail - 6.84%
   76,250  Consolidated Stores Corp.*               2,649,688
  114,500  Costco Cos., Inc.*                       3,764,188
  126,801  CVS Corp.                                6,498,551
   78,000  Dayton-Hudson Corp.                      4,148,625
   68,600  Safeway, Inc.*                           3,164,175
   63,400  Walgreen Co.                             3,399,825
                                                 ------------
                                                   23,625,052
                                                 ------------

           Energy - 5.98%
   39,300  Baker Hughes, Inc.                       1,520,419
   55,200  Exxon Corp.                              3,394,800
   64,900  Halliburton Co.                          5,143,325
   44,800  Mobil Corp.                              3,130,400
   41,500  Schlumberger, Ltd.                       5,187,500
   44,100  Sonat, Inc.                              2,260,125
                                                 ------------
                                                   20,636,569
                                                 ------------

           Health Services - 5.11%
   69,000  Cardinal Health, Inc.                    3,950,250
   56,600  HBO & Co.                                3,898,325
  152,500  HEALTHSOUTH Corp.*                       3,802,969
   36,600  Oxford Health Plans, Inc.*               2,626,050
   90,100  United States Surgical Corp.             3,356,225
                                                 ------------
                                                   17,633,819
                                                 ------------

           Aerospace-Airlines - 3.69%
   60,000  Boeing Co.                               3,183,750
   82,800  Textron, Inc.                            5,495,850
   49,100  United Technologies Corp.                4,075,300
                                                 ------------
                                                   12,754,900
                                                 ------------

           Consumer Staples - 3.66%
   39,500  American Standard Cos., Inc.*            1,767,625
   53,300  Campbell Soup Co.                        2,665,000
   59,400  Coca-Cola Co.                            4,009,493
   44,300  Gillette Co.                             4,197,425
                                                 ------------
                                                   12,639,543
                                                 ------------

           Printing and Publishing - 2.20%
   76,800  Gannett Co., Inc.                        7,584,000
                                                 ------------


                      ----------------------------------------------------------
                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                              SELECT GROWTH FUND
--------------------------------------------------------------------------------
        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      Value
   Shares                                           (Note 2)
-------------------------------------------------------------
           Communications - 1.81%
  119,000  Sprint Corp.                          $  6,262,375
                                                 ------------

           Hotels-Leisure - 1.20%
   67,400  Marriott International, Inc.             4,136,675
                                                 ------------

           Utilities - 0.47%
   67,500  Republic Industries, Inc.*               1,636,875
                                                 ------------

           Consumer Service - 0.42%
   44,200  Service Corp. International              1,453,075
                                                 ------------
           Total Common Stocks                    328,720,958
                                                 ------------
           (Cost $267,352,656)



   Par Value
-------------------------------------------------------------

U.S. GOVERNMENT OBLIGATION - 0.58%

           U.S. Treasury Note
$2,000,000 5.75%, 12/31/98                          1,993,750
                                                 ------------
           Total U.S. Government Obligation         1,993,750
                                                 ------------
           (Cost $1,996,563)

COMMERCIAL PAPER (A) - 3.15%

2,000,000  Bear Stearns Cos., Inc.
           5.58%, 09/18/97                          1,975,510
                                                 ------------
8,900,000  Citicorp
           6.25%, 07/01/97                          8,900,000
                                                 ------------
           Total Commercial Paper                  10,875,510
                                                 ------------
           (Cost $10,875,510)

                                                      Value
   Par Value                                        (Note 2)
-------------------------------------------------------------

CERTIFICATES OF DEPOSIT - 1.58%

$3,000,000 Bayerische Vereinsbank AG
           6.30%, 11/25/98                       $  2,986,500
 2,500,000 Skandinaviska Enskilda Banken
           6.54%, 06/03/98                          2,488,000
                                                 ------------
           Total Certificates of Deposit            5,474,500
                                                 ------------
           (Cost $5,500,000)



                                                   Value
   Shares                                        (Note 2)
-------------------------------------------------------------

INVESTMENT COMPANIES - 0.00%

    3,923  ILA Prime Obligation Portfolio Fund,
           Class B                                      3,923
    8,698  State Street Bank Temp Fund                  8,698
                                                 ------------
           Total Investment Companies                  12,621
                                                 ------------
           (Cost $12,621)

Total Investments - 100.51%                       347,077,339
                                                 ------------
(Cost $285,737,350)
Net Other Assets and Liabilities - (0.51)%         (1,766,796)
                                                 ------------
Net Assets - 100.00%                             $345,310,543
                                                 ============


-----------------------------------------
*    Non income producing security.
(A)  Effective yield at time of purchase.


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1997, the aggregate cost of investment securities for tax purposes was $285,737,350. Net unrealized appreciation (depreciation) aggregated $61,339,989, of which $63,797,906 related to appreciated investment securities and $(2,457,917) related to depreciated investment securities.

As of December 31, 1996, the portfolio had no capital loss carryforwards. During 1996, the fund utilized $2,730,483 of its capital loss carryforwards.

Distributions from long-term capital gains for the six months ended June 30, 1997 were $2,053,805.

OTHER INFORMATION
For the six months ended June 30, 1997, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $184,829,483 and $125,836,649 from non-governmental issuers, and $9,525,469 and $7,502,734 from U.S. Government and Agency issuers, respectively.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  GROWTH FUND
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      Value
   Shares                                           (Note 2)
-------------------------------------------------------------

COMMON STOCKS - 90.21%

           Durable Goods - 18.98%
    6,400  Advanced Fibre Communications, Inc.*  $    386,400
   41,700  AlliedSignal, Inc.                       3,502,800
    7,400  ASE Test, Ltd.*                            312,650
   19,400  Beckman Instruments, Inc.                  936,050
  118,300  BMC Software, Inc.*                      6,550,888
   33,300  Boeing Co.                               1,766,981
  126,800  Case Corp.                               8,733,350
    5,000  Caterpillar, Inc.                          536,875
    4,200  CIENA Corp.*                               197,925
  233,900  Cummins Engine Co., Inc.                16,504,569
    9,800  Deere & Co.                                537,775
    1,700  Dell Computer Corp.*                       199,644
   53,000  Eaton Corp.                              4,627,562
    5,500  Electronics For Imaging, Inc.*             259,875
  417,300  Ford Motor Co.                          15,753,075
   70,300  General Electric Co.                     4,595,862
  205,200  General Motors Corp.                    11,427,075
   24,818  Globalstar Telecommunications, Ltd.*       760,050
  106,000  Goodyear Tire & Rubber Co.               6,711,125
  150,500  GTECH Holdings Corp.*                    4,853,625
   11,400  Hillenbrand Industries, Inc.               541,500
   32,500  Intel Corp.                              4,608,905
    9,000  Kennametal, Inc.                           387,000
  147,600  LucasVarity Plc, ADR                     5,110,650
   41,400  McDonnell Douglas Corp.                  2,835,900
    1,600  Millicom International Cellular Sa*         76,400
   20,400  Nellcor Puritan Bennett, Inc.*             369,750
    7,300  PanAmSat Corp.*                            211,700
    9,500  Parker-Hannifin Corp.                      576,530
    6,500  PeopleSoft, Inc.*                          342,875
    5,900  Sapient Corp.*                             292,050
    9,700  Seachange International, Inc.*             274,025
   10,400  Silicon Valley Group, Inc.*                274,300
  106,700  Sprint Corp.                             5,615,088
   10,300  Standard Register Co.                      315,438
   13,500  Stratus Computer, Inc.*                    675,000
    9,700  Tecumseh Products Co., Class A             580,788
    9,300  Tellabs, Inc.*                             519,638
   82,100  Textron, Inc.                            5,449,388
   85,200  Union Pacific Corp.                      6,006,600
    4,900  Uniphase Corp.*                            285,425
    4,900  VisioCorp.*                                345,450
   21,200  Western Digital Corp.*                     670,450
    7,300  Wind River Systems, Inc.*                  279,225
   13,100  Xerox Corp.                              1,033,223
                                                 ------------
                                                  126,831,454
                                                 ------------

           Finance - 14.31%
   28,100  ACE, Ltd.                                2,075,888
    6,125  AEGON NV, ADR                              429,132
  110,300  Aetna, Inc.                             11,291,962
   70,390  Allstate Corp.                           5,138,470
   37,100  American Express Co.                     2,763,950
   12,000  American General Corp.                     573,000
   13,600  Bank of New York Co., Inc.                 591,600
   70,400  BankBoston Corp.                         5,073,200
   88,300  Bear Stearns Cos., Inc.                  3,018,756
   14,900  Capital One Financial Corp.                562,475
   10,200  Chase Manhattan Corp.                      990,038
    7,500  Chubb Corp.                                501,562
   39,600  CIGNA Corp.                              7,029,000
   42,400  Citicorp                                 5,111,850
   55,000  CMAC Investment Corp.                    2,626,250
   13,800  Crestar Financial Corp.                    536,475
  105,000  EXEL, Ltd.                               5,538,750
   10,600  Fannie Mae                                 462,425
   18,800  Federal Home Loan Mortgage Corp.           646,250
   87,480  First Union Corp.                        8,091,900
   15,950  Franklin Resources, Inc.                 1,157,372
  109,800  Hartford Financial Services Group        9,085,950
   11,100  Healthcare Recoveries, Inc.*               215,062
   42,200  Lehman Brothers Holdings, Inc.           1,709,100
   11,800  Mellon Bank Corp.                          532,475
    8,700  Money Store, Inc.                          249,581
   14,600  Old Republic International Corp.           442,563
   14,100  Providian Financial Corp.*                 452,963
    6,700  Reliastar Financial Corp.                  489,937
    5,500  Republic New York Corp.                    591,250
   11,641  Security Capital Industrial Trust          250,282
   12,000  Security Capital US Realty*                178,800
    7,200  Signet Banking Corp.                       259,200
   11,000  Sirrom Capital Corp.                       379,500
    4,000  SunAmerica, Inc.                           195,000
   11,700  TIG Holdings, Inc.                         365,625
   24,200  Torchmark Corp.                          1,724,250
   61,696  Transamerica Corp.                       5,772,418
    4,800  Transatlantic Holdings, Inc.               476,400
   29,800  Wells Fargo & Co.                        8,031,100
                                                 ------------
                                                   95,611,761
                                                 ------------

           Chemical and Drugs - 9.76%
   69,900  Baxter International, Inc.               3,652,275
   75,800  Becton Dickinson & Co.                   3,837,375
   24,000  Bergen Brunswig Corp., Class A             669,000
   10,900  BioChem Pharma, Inc.*                      242,525
    4,500  Biogen, Inc.*                              152,438
  104,880  Bristol-Myers Squibb Co.                 8,495,280
   15,300  Cabot Corp.                                434,138
    4,300  Dow Chemical Co.                           374,638
  183,400  duPont (E.I.) deNemours & Co.           11,531,275
  144,600  FMC Corp.*                              11,486,662
   60,300  Grace (W.R.) & Co.                       3,324,038
    9,500  Great Lakes Chemical Corp.                 497,563
    6,300  HBO & Co.                                  433,913
  159,920  Health Management Associates, Inc.,
           Class A*                                 4,557,720
    9,600  Jones Medical Industries, Inc.*            456,000
    7,100  Lauder (Estee) Cos., Inc., Class A         356,775
   83,800  Lincare Holdings, Inc.*                  3,603,400


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  GROWTH FUND
--------------------------------------------------------------------------------
         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      Value
   Shares                                           (Note 2)
-------------------------------------------------------------

           Chemical and Drugs (continued)
   20,000  Mallinckrodt, Inc.                    $    780,000
   15,900  Maxicare Health Plans, Inc.*               355,763
   45,500  Merck & Co., Inc.                        4,709,250
    5,800  Pathogenesis Corp.*                        168,925
    3,900  Pediatrix Medical Group, Inc.*             178,669
   11,800  Premark International, Inc.                315,650
   10,000  Rexall Sundown, Inc.*                      390,000
    9,600  Rohm & Haas Co.                            864,600
   34,400  Smithkline Beecham Plc, ADR              3,151,900
    5,000  Total Renal Care Holdings, Inc.*           200,938
                                                  -----------
                                                   65,220,710
                                                  -----------

           Technology - 7.27%
    3,600  Altera Corp.*                              181,800
  109,300  Cisco Systems, Inc.*                     7,336,763
   24,800  Compaq Computer Corp.*                   2,461,400
   17,000  Harnischfeger Industries, Inc.             705,500
   28,200  International Business Machines Corp.    2,543,288
  138,000  International Game Technology            2,449,500
   27,700  Loral Space & Communications*              415,500
    7,212  McAfee Associates, Inc.*                   455,258
   96,900  Microsoft Corp.*                        12,245,738
  102,050  Oracle Corp.*                            5,140,769
    4,800  Orbotech, Ltd.*                            153,000
  203,600  Seagate Technology, Inc.*                7,164,175
  163,225  3Com Corp.*                              7,345,125
                                                  -----------
                                                   48,597,816
                                                  -----------

           Consumer Products - 6.77%
       23  Berkshire Hathaway, Inc., Class A*       1,085,600
    6,200  Big Flower Press Holdings, Inc.*           128,650
   77,600  Bowater, Inc.                            3,589,000
   70,300  Campbell Soup Co.                        3,515,000
    9,200  Cinar Films, Inc., Class B*                299,000
    6,900  Cintas Corp.                               474,375
  108,400  Coca-Cola Enterprises, Inc.              2,493,200
  101,000  CompUSA, Inc.*                           2,171,500
    9,600  Converse, Inc.*                            212,400
    9,400  dELia*s, Inc.*                             173,900
   11,300  Dillard's, Inc., Class A                   391,263
   61,700  Gucci Group NV                           3,971,938
   15,800  Imax Corp.*                                391,050
    5,500  Jones Apparel Group, Inc.                  262,625
    9,200  Polo Ralph Lauren Corp.*                   251,850
   43,100  Procter & Gamble Co.                     6,087,875
  447,100  RJR Nabisco Holdings Corp.              14,754,300
   14,000  Russell Corp.                              414,750
    4,500  Samsonite Corp.*                           198,563
   25,170  TCI Satellite Entertainment, Inc.*         198,214
   43,700  Tenneco, Inc.                            1,974,694
    8,800  TRW, Inc.                                  499,950
   12,600  Tupperware Corp.                           459,900
   27,500  York International Corp.                 1,265,000
                                                  -----------
                                                   45,264,597
                                                  -----------

           Energy - 5.56%
    5,000  Amoco Corp.                                434,688
   54,800  Atlantic Richfield Co.                   3,863,400
  149,900  British Petroleum Co. Plc, ADR          11,223,763
   75,400  Coastal Corp.                            4,010,338
   12,300  El Paso Natural Gas Co.                    676,500
   12,300  Global Marine, Inc.*                       285,975
   20,300  MAPCO, Inc.                                639,450
  170,900  Phillips Petroleum Co.                   7,476,875
   93,900  Repsol S.A., ADR                         3,984,881
    5,500  Santa Fe International Corp.*              187,000
   26,600  Texaco, Inc.                             2,892,750
    6,100  Tidewater, Inc.                            268,400
   16,800  Ultramar Diamond Shamrock Corp.            548,100
   22,000  YPF Sociedad Anonima, Class D, ADR         676,500
                                                  -----------
                                                   37,168,620
                                                  -----------

           Building and Construction - 5.36%
  143,900  Aeroquip-Vickers, Inc.                   6,799,275
  236,700  Champion International Corp.            13,077,675
   70,166  Home Depot, Inc.                         4,837,069
   80,000  Loews Corp.                              8,010,000
   40,000  Willamette Industries, Inc.              2,800,000
    6,100  Sealed Air Corp.*                          289,750
                                                  -----------
                                                   35,813,769
                                                  -----------

           Utilities - 4.48%
    8,200  American Disposal Services, Inc.*          184,500
   10,300  Central Maine Power Co.                    127,463
   60,300  Columbia Gas System, Inc.                3,934,575
    6,162  Duke Energy Corp.                          295,389
   13,100  Entergy Corp.                              358,613
   17,900  GPU, Inc.                                  642,163
  111,200  GTE Corp.                                4,878,900
   10,000  Iridium World Communications, Ltd.*        181,250
    9,400  Qwest Communications International, Inc.*  256,150
   10,000  Republic Industries, Inc.*                 242,500
   89,400  SBC Communications, Inc.                 5,531,625
   11,200  Tel-Save Holdings, Inc.*                   170,800
  201,200  Waste Management, Inc.                   6,463,550
  207,589  WorldCom, Inc.                           6,642,848
                                                  -----------
                                                   29,910,326
                                                  -----------

           Consumer Staples - 4.40%
    5,700  CKE Restaurants, Inc.                      180,263
   20,400  Cott Corp.*                                216,764
   30,500  Cracker Barrel Old Country Store, Inc.     808,250
    8,900  Danaher Corp.                              452,231
   19,000  IBP, Inc.                                  441,750
    7,000  Mondavi (Robert) Corp., Class A *          330,750
  582,800  Philip Morris Cos., Inc.                25,861,750
    7,900  Springs Industries, Inc., Class A          416,725
    8,400  VF Corp.                                   715,050
                                                  -----------
                                                   29,423,533
                                                  -----------

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  GROWTH FUND
--------------------------------------------------------------------------------
        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      Value
Shares                                              (Note 2)
-------------------------------------------------------------
           Retail - 2.70%
   15,300  Borders Group, Inc.*                  $    369,113
   85,200  CVS Corp.                                4,366,500
  173,100  Federated Department Stores, Inc.*       6,015,225
  112,700  Sears Roebuck & Co.                      6,057,625
   15,400  Talbots, Inc.                              523,600
   20,000  Toys `R' Us, Inc.*                         700,000
                                                  -----------
                                                   18,032,063
                                                  -----------

           Broadcasting - 2.61%
   64,000  Clear Channel Communications, Inc.*      3,940,000
   19,850  Comcast Corp. Special, Class A             424,294
    4,700  Heftel Broadcasting Corp., Class A*        259,675
    6,100  Jacor Communications, Inc.*                233,325
   10,800  Metro Networks, Inc.*                      261,900
  174,500  News Corp., Ltd., ADR                    2,726,563
   35,100  QUALCOMM, Inc.*                          1,785,713
  135,318  Tele-Communications, Inc.
           Liberty Media Group, Series A*           3,213,803
  286,801  Tele-Communications, Inc., TCI Group,
           Class A*                                 4,266,165
    7,700  Univision Communications, Inc.,
           Class A*                                   301,263
                                                  -----------
                                                   17,412,701
                                                  -----------

           Business Services - 2.33%
    8,850  Fiserv, Inc.*                              394,931
  246,300  HFS, Inc.*                              14,285,400
   16,200  Olsten Corp.                               314,888
    6,700  Outdoor Systems, Inc.*                     256,275
    7,913  Paychex, Inc.                              300,675
      700  Pierce Leahy Corp.*                         12,600
                                                  -----------
                                                   15,564,769
                                                  -----------

           Aerospace-Airlines - 2.18%
   41,100  AMR Corp.*                               3,801,750
   10,700  Raytheon Co.                               545,700
  123,400  United Technologies Corp.               10,242,200
                                                  -----------
                                                   14,589,650
                                                  -----------

           Health Services - 1.69%
  264,268  Columbia/HCA Healthcare Corp.           10,389,036
   21,450  Foundation Health Systems, Inc.,
           Class A*                                   650,203
   14,600  Orthodontic Centers of America, Inc.*      265,538
                                                  -----------
                                                   11,304,777
                                                  -----------

           Consumer Services - 0.89%
  179,900  Service Corp. International              5,914,213
                                                  -----------

           Consumer Cyclical - 0.27%
   65,900  Sabre Group Holdings, Inc., Class A*     1,787,538
                                                  -----------

           Food Services - 0.25%
   23,300  Einstein/Noah Bagel Corp.*                 278,143
   29,300  McDonald's Corp.                         1,415,556
                                                  -----------
                                                    1,693,699
                                                  -----------
           Transportation - 0.15%
    4,300  Burlington Northern Santa Fe Corp.         386,463
   10,900  CSX Corp.                                  604,950
                                                  -----------
                                                      991,413
                                                  -----------

           Electronics - 0.13%
    1,900  Arrow Electronics*                         100,725
   12,900  Tektronix, Inc.                            774,000
                                                  -----------
                                                      874,725
                                                  -----------

           Transportation Services - 0.07%
    6,700  UAL Corp.*                             $   479,469
                                                  -----------

           Entertainment - 0.03%
    5,900  Premier Parks, Inc.*                       217,563
                                                  -----------

           Recreational Equipment - 0.02%
    4,000  Action Performance Cos., Inc.*              97,000
                                                  -----------
           Total Common Stocks                    602,802,166
                                                  -----------
           (Cost $471,996,171)


Par Value
-------------------------------------------------------------
CORPORATE NOTES AND BONDS - 1.58%

$2,500,000 MBNA Corp., Senior MTN
           7.25%, 12/10/97                          2,514,580
 3,500,000 Ford Motor Credit Co., Series 1, MTN
           6.30%, 05/26/98                          3,514,493
 2,500,000 Morgan Stanley Group, Inc., MTN
           6.16%, 03/09/98                          2,506,307
 1,000,000 NationsBank Corp., MTN
           5.20%, 07/15/97                            999,905
 1,000,000 Xerox Credit Corp.
           Series D, MTN
           6.84%, 06/01/00                          1,000,625
                                                  -----------
           Total Corporate Notes and Bonds         10,535,910
                                                  -----------
           (Cost $10,537,257)



                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  GROWTH FUND
--------------------------------------------------------------------------------
        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      Value
Par Value                                           (Note 2)
-------------------------------------------------------------

U.S. GOVERNMENT AND AGENGY OBLIGATIONS -- 1.05%

           Federal Home Loan Bank -- 0.75%
$2,000,000 5.57%, 01/23/98                       $  1,997,704
 3,000,000 6.64%, 01/24/00                          2,995,368
                                                 ------------
                                                    4,993,072
                                                 ------------

           U.S. Treasury Note -- 0.30%
 2,000,000 5.75%, 12/31/98                          1,993,750
                                                 ------------
           Total U.S. Government
           and Agency Obligations                   6,986,822
                                                 ------------
           (Cost $7,000,313)

COMMERCIAL PAPER (A) -- 7.32%

 3,770,000 Bear Stearns Cos., Inc.
           5.59%, 08/18/97                          3,741,901
 2,000,000 Bear Stearns Cos., Inc.
           5.58%, 09/18/97                          1,975,510
 4,500,000 Duke University
           5.57%, 08/19/97                          4,465,884
 2,377,323 European International
           5.75%, 11/03/97                          2,329,859
 5,000,000 General Motors Acceptance Corp.
           5.58%, 07/14/97                          4,989,925
 7,075,000 Morgan Stanley, Inc.
           5.55%, 07/21/97                          7,053,162
 4,739,000 Nebraska Higher Education Loan Program
           5.60%, 07/17/97                          4,727,205
 5,000,000 Paine Webber Group, Inc.
           5.75%, 05/05/97                          4,927,326
 2,500,000 Paine Webber Group, Inc.
           5.70%, 09/18/97                          2,468,729
 2,500,000 Southland Corp.
           5.62%, 08/07/97                          2,485,560
 9,750,000 UBS Finance
           6.20%, 07/01/97                          9,750,000
                                                 ------------
           Total Commercial Paper                  48,915,061
                                                 ------------
           (Cost $48,915,061)


CERTIFICATE OF DEPOSIT -- 0.30%

$2,000,000 Skandinaviska Enskilda Banken
           6.54%, 06/03/98                        $ 1,990,400
                                                 ------------
           Total Certificate of Deposit             1,990,400
                                                 ------------
           (Cost $2,000,000)

BANKERS ACCEPTANCE -- 0.29%

 1,947,845 Suntrust Bank Atlanta
           5.58%, 07/08/97                          1,945,732
                                                 ------------
           Total Bankers Acceptance                 1,945,732
                                                 ------------
           (Cost $1,945,732)


Shares
-------------------------------------------------------------
INVESTMENT COMPANY -- 0.00%

   32,740  State Street Bank Temp Fund                 32,740
                                                 ------------
           Total Investment Company                    32,740
                                                 ------------
           (Cost $32,740)

Total Investments -- 100.75%                      673,208,831
                                                 ------------
(Cost $542,427,274)
Net Other Assets and Liabilities -- (0.75)%        (4,997,433)
                                                 ------------
Net Assets -- 100.00%                            $668,211,398
                                                 ============


-----------------------------------------
*    Non income producing security.
(A)  Effective yield at time of purchase.
ADR  American Depositary Receipt
MTN  Medium Term Note


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1997, the aggregate cost of investment securities for tax purposes was $542,427,274. Net unrealized appreciation (depreciation) aggregated $130,781,557, of which $137,797,354 related to appreciated investment securities and $(7,015,797) related to depreciated investment securities.

Distributions from long-term capital gains for the six months ended June 30, 1997 were $16,122,190.

OTHER INFORMATION
For the six months ended June 30, 1997, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $245,776,338 and $268,005,992 from non-governmental issuers, respectively, and $5,000,313 and $1,000,000 from U.S. Government Agency issuers, respectively.


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               EQUITY INDEX FUND
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      Value
Shares                                              (Note 2)
-------------------------------------------------------------
COMMON STOCKS - 98.48%

           Durable Goods - 16.76%
    2,400  Adobe Systems, Inc.                   $     84,150
    9,300  AlliedSignal, Inc.                         781,200
    6,200  Alltel Corp.                               207,312
   18,100  Ameritech Corp.                          1,229,669
    7,300  AMP, Inc.                                  304,775
    1,300  Armstrong World Industries, Inc.            95,387
    1,534  Autoliv, Inc.*                              60,017
    3,400  Avery-Dennison Corp.                       136,425
    4,800  Baker Hughes, Inc.                         185,700
    6,600  Bay Networks, Inc.*                        175,312
   23,778  Boeing Co.                               1,261,720
      800  Briggs & Stratton Corp.                     40,000
    1,300  Caliber System, Inc.                        48,425
    2,500  Case Corp.                                 172,187
    6,200  Caterpillar, Inc.                          665,725
   22,700  Chrysler Corp.                             744,844
    3,900  Cooper Industries, Inc.                    194,025
    2,600  Cooper Tire & Rubber Co.                    57,200
    1,500  Crane Co.                                   62,719
    1,300  Cummins Engine Co., Inc.                    91,731
    3,400  Dana Corp.                                 129,200
    8,400  Deere & Co.                                460,950
    5,500  Dell Computer Corp.*                       645,906
    6,050  Dominion Resources, Inc.                   221,581
    3,900  DSC Communications Corp.*                   86,775
    2,600  Eaton Corp.                                227,012
    2,100  Echlin, Inc.                                75,600
    1,500  EG & G, Inc.                                33,750
   14,700  Emerson Electric Co.                       809,419
    1,200  Fleetwood Enterprises, Inc.                 35,775
   39,300  Ford Motor Co.                           1,483,575
    5,400  Frontier Corp.                             107,662
  108,300  General Electric Co.                     7,080,112
   24,100  General Motors Corp.                     1,342,069
    1,700  General Signal Corp.                        74,162
    5,950  Genuine Parts Co.                          201,556
    1,800  Goodrich (B.F.) Co.                         77,962
    5,200  Goodyear Tire & Rubber Co.                 329,225
    1,700  Grainger (W.W.), Inc.                      132,919
    1,300  Harris Corp.                               109,200
      800  Helmerich & Payne, Inc.                     46,100
   33,600  Hewlett-Packard Co.                      1,881,600
    8,200  Illinois Tool Works, Inc.                  409,487
    3,600  Ingersoll-Rand Co.                         222,300
   27,000  Intel Corp.                              3,828,937
    2,800  Johnson Controls, Inc.                     114,975
    6,341  Lockheed Martin Corp.                      656,690
    1,800  McDermott International, Inc.               52,537
    6,900  McDonnell Douglas Corp.                    472,650
   22,700  MCI Communications Corp.                   868,984
    1,400  Millipore Corp.                             61,600
    2,900  Moore Corp., Ltd.                           57,094
   19,600  Motorola, Inc.                           1,489,600
    1,500  National Service Industries, Inc.           73,031
    8,600  Northern Telecom, Ltd.                     782,600
    1,900  Northrop Grumman Corp.                     166,844
    2,580  PACCAR, Inc.                               119,809
    4,200  Pall Corp.                                  97,650
    2,450  Parker-Hannifin Corp.                      148,684
    2,000  Pep Boys-Manny, Moe & Jack                  68,125
    1,400  Perkin-Elmer Corp.                         111,387
    2,700  Pioneer Hi-Bred International, Inc.        216,000
    1,400  Raychem Corp.                              104,125
    7,000  Rockwell International Corp.               413,000
    2,800  Rowan Cos., Inc.*                           78,925
    2,500  Ryder System, Inc.                          82,500
    2,600  Scientific-Atlanta, Inc.                    56,875
   14,200  Sprint Corp.                               747,275
    1,800  Tandy Corp.                                100,800
    6,000  Tellabs, Inc.*                             335,250
    6,300  Texas Instruments, Inc.                    529,594
    5,400  Textron, Inc.                              358,425
    5,000  Thermo Electron Corp.*                     170,000
    5,600  Tyco International, Ltd.                   389,550
    8,200  Union Pacific Corp.                        578,100
   15,800  U.S. West, Inc., Communications Group      595,462
   20,000  U.S. West, Inc., Media Group*              405,000
   21,000  Westinghouse Electric Corp.                485,625
   10,700  Xerox Corp.                                843,962
                                                 ------------
                                                   38,484,085
                                                 ------------

           Finance - 15.62%
    1,303  AEGON Nv, ADR                               91,291
   19,685  Aetna, Inc.                              2,015,252
    3,300  Ahmanson (H.F.) & Co.                      141,900
   14,569  Allstate Corp.                           1,063,537
   15,600  American Express Co.                     1,162,200
    8,017  American General Corp.                     382,812
   15,500  American International Group, Inc.       2,315,312
    5,500  AON Corp.                                  284,625
   14,240  Banc One Corp.                             689,750
   12,800  Bank of New York Co., Inc.                 556,800
   23,404  BankAmerica Corp.                        1,511,021
    4,900  BankBoston Corp.                           353,106
    2,600  Bankers Trust New York Corp.               226,200
    6,600  Barnett Banks, Inc.                        346,500
    1,800  Beneficial Corp.                           127,912
   14,276  Chase Manhattan Corp.                    1,385,664
    5,800  Chubb Corp.                                387,875
    2,400  CIGNA Corp.                                426,000
   15,300  Citicorp                                 1,844,606
    3,500  Comerica, Inc.                             238,000
    6,000  Conseco, Inc.                              222,000
    6,800  Corestates Financial Corp.                 365,500
    3,500  Countrywide Credit Industries, Inc.        109,156
   35,000  Fannie Mae                               1,526,875
   22,900  Federal Home Loan Mortgage Corp.           787,188
    3,500  Fifth Third Bancorp                        287,109
    4,400  First Bank System, Inc.                    375,650
   10,358  First Chicago NBD Corp.                    626,659
    9,425  First Union Corp.                          871,812
    8,655  Fleet Financial Group, Inc.                547,429
    2,700  General Re Corp.                           491,400

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               EQUITY INDEX FUND
--------------------------------------------------------------------------------
        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      Value
Shares                                              (Note 2)
-------------------------------------------------------------

           Finance (continued)
    1,900  Golden West Financial Corp.           $    133,000
    4,500  Great Western Financial Corp.              241,875
    4,500  Green Tree Financial Corp.                 160,312
    3,900  Hartford Financial Services Group          322,725
    3,500  Household International, Inc.              411,031
    5,400  Humana, Inc.*                              124,875
    2,300  Jefferson-Pilot Corp.                      160,712
    7,400  Keycorp                                    413,475
    3,400  Lincoln National Corp.                     218,875
    5,400  Marsh & McLennan Cos., Inc.                385,425
    1,400  MBIA, Inc.                                 157,938
   11,075  MBNA Corp.                                 405,622
    8,500  Mellon Bank Corp.                          383,562
   10,900  Merrill Lynch & Co., Inc.                  649,912
    3,900  MGIC Investment Corp.                      186,956
   18,917  Morgan Stanley Group, Inc.                 814,612
    6,100  Morgan (J.P.) & Co., Inc.                  636,688
    7,300  National City Corp.                        383,250
   24,100  NationsBank Corp.                        1,554,450
    1,600  NICOR, Inc.                                 57,400
   12,300  Norwest Corp.                              691,875
   10,600  PNC Bank Corp.                             441,225
    3,100  Providian Financial Corp.*                  99,587
    1,800  Republic New York Corp.                    193,500
    4,200  SAFECO Corp.                               196,087
    3,600  Salomon, Inc.                              200,250
    5,800  Schwab (Charles) Corp.                     235,987
    2,800  St. Paul Cos., Inc.                        213,500
    2,400  Sun Co., Inc.                               74,400
    7,300  SunTrust Banks, Inc.                       401,956
    2,300  Torchmark Corp.                            163,875
    2,200  Transamerica Corp.                         205,837
   21,161  Travelers Group, Inc.                    1,334,466
    4,600  UNUM Corp.                                 193,200
    3,600  USF & G Corp.                               86,400
    6,100  UST, Inc.                                  169,275
    4,900  U.S. Bancorp                               314,212
    5,300  Wachovia Corp.                             309,056
    2,933  Wells Fargo & Co.                          790,444
                                                 ------------
                                                   35,878,968
                                                 ------------

           Chemicals and Drugs - 13.62%
   25,500  Abbott Laboratories                      1,702,125
    3,600  Air Products & Chemicals, Inc.             292,500
    1,900  Alberto-Culver Co., Class B                 53,200
    2,200  Allergan, Inc.                              69,987
    2,800  ALZA Corp.*                                 81,025
   21,300  American Home Products Corp.             1,629,450
    8,700  AMGEN, Inc.*                               505,687
    4,400  Avon Products, Inc.                        310,475
    1,800  Bausch & Lomb, Inc.                         84,825
    9,200  Baxter International, Inc.                 480,700
    4,000  Becton Dickinson & Co.                     202,500
    3,300  Beverly Enterprises, Inc.*                  53,625
    6,400  Boston Scientific Corp.*                   393,200
   33,000  Bristol-Myers Squibb Co.                 2,673,000
    3,600  Cardinal Health, Inc.                      206,100
    9,700  Colgate Palmolive Co.                      632,925
    7,700  Dow Chemical Co.                           670,862
   37,300  duPont (E.I.) deNemours & Co.            2,345,237
    2,600  Eastman Chemical Co.                       165,100
    4,750  Engelhard Corp.                             99,452
    1,200  FMC Corp.*                                  95,325
    2,400  Grace (W.R.) & Co.                         132,300
    2,000  Great Lakes Chemical Corp.                 104,750
    2,400  Guidant Corp.                              204,000
   11,300  HEALTHSOUTH Corp.*                         281,794
    3,300  Hercules, Inc.                             157,987
    3,600  International Flavors & Fragrances, Inc.   181,800
   44,000  Johnson & Johnson                        2,832,500
   18,300  Lilly (Eli) & Co.                        2,000,419
    2,400  Mallinckrodt, Inc.                          93,600
    2,100  Manor Care, Inc.                            68,512
    7,900  Medtronic, Inc.                            639,900
   39,900  Merck & Co., Inc.                        4,129,650
   19,500  Monsanto Co.                               839,719
    9,100  Morton International, Inc.                 274,706
    2,200  Nalco Chemical Co.                          84,975
   21,300  Pfizer, Inc.                             2,545,350
   16,780  Pharmacia & Upjohn, Inc.                   583,105
    5,200  Praxair, Inc.                              291,200
    2,100  Rohm & Haas Co.                            189,131
   24,200  Schering-Plough Corp.                    1,158,575
      800  Shared Medical Systems Corp.                43,200
    5,700  Sherwin-Williams Co.                       175,987
    3,300  Sigma Aldrich Corp.                        115,706
    4,100  Union Carbide Corp.                        192,956
    2,400  United States Surgical Corp.                89,400
    9,000  Warner-Lambert Co.                       1,118,250
                                                 ------------
                                                   31,276,772
                                                 ------------

           Consumer Products - 9.63%
    2,500  American Greetings Corp., Class A           92,812
    3,000  Andrew Corp.                                84,375
   16,400  Anheuser-Busch Cos., Inc.                  687,775
    6,000  Applied Materials, Inc.*                   424,875
   17,622  Archer-Daniels-Midland Co.                 414,117
    1,000  Ball Corp.                                  30,062
    1,800  Bemis Co., Inc.                             78,075
    1,600  Boise Cascade Corp.                         56,500
    2,300  Brown-Forman Corp., Class B                112,269
   15,400  Campbell Soup Co.                          770,000
    7,900  ConAgra, Inc.                              506,587
    7,600  Corning, Inc.                              422,750
    4,200  Crown Cork & Seal Co., Inc.                224,437
    2,700  Deluxe Corp.                                92,137
    3,800  Dillard's, Inc., Class A                   131,575
   22,243  Disney (Walt) Co.                        1,785,001
    4,800  Donnelley (R.R.) & Sons Co.                175,800
    3,200  Dow Jones & Co., Inc.                      128,600
    5,600  Dun & Bradstreet Corp.                     147,000
   10,900  Eastman Kodak Co.                          836,575
    4,700  Gannett Co., Inc.                          464,125
    4,500  General Instrument Corp.*                  112,500

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               EQUITY INDEX FUND
--------------------------------------------------------------------------------
        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      Value
Shares                                              (Note 2)
-------------------------------------------------------------
           Consumer Products (continued)
    3,000  Georgia-Pacific Corp.                 $    256,125
    4,200  Halliburton Co.                            332,850
    1,000  Harland (John H.) Co.                       22,812
    4,200  Hasbro, Inc.                               119,175
   12,100  Heinz (H.J.) Co.                           558,112
    5,000  Hershey Foods Corp.                        276,562
    4,400  Ikon Office Solutions, Inc.                109,725
    9,900  International Paper Co.                    480,769
    2,900  James River Corp. of Virginia              107,300
    6,900  Kellogg Co.                                590,812
   18,440  Kimberly-Clark Corp.                       917,390
    1,200  King World Productions, Inc.                42,000
    3,000  Knight-Ridder, Inc.                        147,187
    2,300  Liz Claiborne, Inc.                        107,237
    1,300  Longs Drug Stores Corp.                     34,044
    9,612  Mattel, Inc.                               325,607
    3,200  Maytag Corp.                                83,600
    3,300  McGraw-Hill Cos., Inc.                     194,081
    1,700  Mead Corp.                                 105,825
    1,800  Meredith Corp.                              52,200
    3,200  New York Times Co., Class A                161,600
    9,500  Nike, Inc., Class B                        554,563
    1,500  Polaroid Corp.                              83,250
    1,000  Potlatch Corp.                              45,252
   22,400  Procter & Gamble Co.                     3,164,000
    4,500  Quaker Oats Co.                            201,938
    1,900  Reebok International, Ltd.                  88,825
    5,000  Rubbermaid, Inc.                           148,750
    1,200  Russell Corp.                               35,550
   15,900  Sara Lee Corp.                             661,838
   12,200  Seagram Co., Ltd.                          491,050
    2,000  Snap-On, Inc.                               78,750
    2,900  Stanley Works                              116,000
    3,310  Stone Container Corp.                       47,374
    1,600  Stride Rite Corp.                           20,600
    5,800  Sysco Corp.                                211,700
    1,800  Temple-Inland, Inc.                         97,200
    5,700  Tenneco, Inc.                              257,569
   18,480  Time Warner, Inc.                          891,660
    3,200  Times Mirror Co., Class A                  181,800
    5,200  TJX Cos., Inc.                             137,150
    4,100  Tribune Co.                                197,056
    4,100  TRW, Inc.                                  232,931
    2,000  Tupperware Corp.                            73,000
    2,300  Union Camp Corp.                           115,000
   11,663  Viacom, Inc., Class B*                     349,890
    3,350  Westvaco Corp.                             105,316
    6,500  Weyerhaeuser Co.                           338,000
    2,500  Whirlpool Corp.                            136,406
    3,800  Wrigley (Wm.) Jr. Co.                      254,600
                                                   ----------
                                                   22,119,978
                                                   ----------

           Energy - 8.91%
    3,100  Amerada Hess Corp.                    $    172,244
   16,300  Amoco Corp.                              1,417,081
    1,400  Asarco, Inc.                                42,875
    2,500  Ashland, Inc.                              115,938
   10,600  Atlantic Richfield Co.                     747,300
    4,100  Burlington Resources, Inc.                 180,913
   21,600  Chevron Corp.                            1,597,050
    3,500  Coastal Corp.                              186,156
    5,800  Dresser Industries, Inc.                   216,050
      700  Eastern Enterprises                         24,281
    8,400  Enron Corp.                                342,825
   82,000  Exxon Corp.                              5,043,000
    4,900  Homestake Mining Co.                        64,006
    1,600  Kerr-McGee Corp.                           101,400
    1,100  Louisiana Land & Exploration Co.            62,838
    3,600  Louisiana-Pacific Corp.                     76,050
   26,000  Mobil Corp.                              1,816,750
   10,900  Occidental Petroleum Corp.                 273,181
      900  Oneok, Inc.                                 28,969
    3,500  Oryx Energy Co.*                            73,938
    2,800  Pacific Enterprises                         94,150
    1,600  Pennzoil Co.                               122,800
    8,700  Phillips Petroleum Co.                     380,625
   70,800  Royal Dutch Petroleum Co.                3,849,750
    3,300  Santa Fe Energy Resources, Inc.*            48,469
    8,200  Schlumberger, Ltd.                       1,025,000
    2,800  Sonat, Inc.                                143,500
    8,700  Texaco, Inc.                               946,125
    8,381  Union Pacific Resources Co.                208,477
    8,200  Unocal Corp.                               318,263
    9,500  USX-Marathon Group                         274,313
    2,820  USX-U.S. Steel Group, Inc.                  98,876
    1,800  Western Atlas, Inc.*                       131,850
    5,200  Williams Cos., Inc.                        227,500
                                                   ----------
                                                   20,452,543
                                                   ----------

           Technology - 8.34%
    4,600  Advanced Micro Devices, Inc.*              165,600
   16,600  AirTouch Communications, Inc.*             454,425
    4,100  Amdahl Corp.*                               35,875
    4,200  Apple Computer, Inc.*                       59,850
    1,600  Autodesk, Inc.                              61,300
    9,700  Automatic Data Processing, Inc.            455,900
    5,100  Cabletron Systems, Inc.*                   144,394
    2,700  Ceridian Corp.*                            114,075
   21,900  Cisco Systems, Inc.*                     1,470,038
    9,100  Compaq Computer Corp.*                     903,175
   12,000  Computer Associates International, Inc     668,250
    2,500  Computer Sciences Corp.*                   180,313
    1,300  Data General Corp.*                         33,800
    5,000  Digital Equipment Corp.*                   177,188
    8,100  EMC Corp.*                                 315,900
    1,600  Harnischfeger Industries, Inc.              66,400
    4,200  Honeywell, Inc.                            318,675
    1,600  Intergraph Corp.*                           13,600
   32,800  International Business Machines Corp.    2,958,150
    3,800  ITT Corp.*                                 232,038

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               EQUITY INDEX FUND
--------------------------------------------------------------------------------
        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      Value
Shares                                              (Note 2)
-------------------------------------------------------------
           Technology (continued)
    3,900  ITT Industries, Inc.                    $  100,425
    4,700  LSI Logic Corp.*                           150,400
   21,098  Lucent Technologies, Inc.                1,520,375
    6,900  Micron Technology, Inc.*                   275,569
   39,600  Microsoft Corp.*                         5,004,450
    4,700  National Semiconductor Corp.*              143,938
   11,500  Novell, Inc.*                               79,781
   21,525  Oracle Corp.*                            1,084,322
    4,200  Parametric Technology Corp.*               178,763
    4,800  Pitney Bowes, Inc.                         342,000
    8,100  Seagate Technology, Inc.*                  285,019
    5,800  Silicon Graphics, Inc.*                     87,000
   12,200  Sun Microsystems, Inc.*                    454,069
    3,800  Tandem Computers, Inc.*                     76,950
   11,000  3Com Corp.*                                495,000
    5,800  Unisys Corp.*                               44,225
                                                   ----------
                                                   19,151,232
                                                   ----------

           Consumer Staples-7.50%
    3,100  Black & Decker Corp.                       115,281
    1,700  Clorox Co.                                 224,400
   81,900  Coca-Cola Co.                            5,528,250
    1,200  Coors (Adolph) Co., Class B                 31,950
    5,100  Darden Restaurants, Inc.                    46,219
    5,700  Fortune Brands, Inc.                       212,681
    2,500  Fruit of the Loom, Inc., Class A*           77,500
    5,500  Gallaher Group Plc, ADR*                   101,406
    5,300  General Mills, Inc.                        345,163
   18,400  Gillette Co.                             1,743,400
   13,700  Minnesota Mining & Manufacturing Co.     1,397,400
    5,300  Newell Co.                                 210,013
   50,600  PepsiCo, Inc.                            1,900,663
   80,200  Philip Morris Cos., Inc.                 3,558,875
    3,500  Ralston Purina Co.                         287,656
      700  Springs Industries, Inc., Class A           36,925
    5,300  Unilever NV                              1,134,531
    2,100  VF Corp.                                   178,763
    3,400  Whitman Corp.                               86,063
                                                   ----------
                                                   17,217,139
                                                   ----------

           Utilities-7.12%
    6,200  American Electric Power, Inc.              260,400
   53,667  American Telephone & Telegraph           1,881,699
    4,850  Baltimore Gas & Electric Co.               129,434
   14,500  Bell Atlantic Corp.                      1,100,188
   32,800  BellSouth Corp.                          1,521,100
    7,000  Browning-Ferris Industries, Inc.           232,750
    5,000  Carolina Power & Light Co.                 179,375
    7,000  Central & South West Corp.                 148,750
    5,243  CINergy Corp.                              182,522
    1,800  Columbia Gas System, Inc.                  117,450
    7,800  Consolidated Edison Co. of New York        229,613
    3,100  Consolidated Natural Gas Co.               166,819
    4,800  DTE Energy Co.                             132,600
   17,017  Duke Energy Corp.                          815,752
   13,500  Edison International                       335,813
    2,300  ENSERCH Corp.                               51,175
    7,800  Entergy Corp.                              213,525
    6,000  FPL Group, Inc.                            276,375
    4,000  GPU, Inc.                                  143,500
   31,500  GTE Corp.                                1,382,063
    7,700  Houston Industries, Inc.                   165,069
   10,400  Laidlaw, Inc., Class B                     143,650
    4,800  Niagara Mohawk Power Corp.*                 41,100
    4,600  Noram Energy Corp.                          70,150
    2,300  Northern States Power Co.                  119,025
   14,500  NYNEX Corp.                                835,563
    5,000  Ohio Edison Co.                            109,063
    9,800  PacifiCorp                                 215,600
    7,300  PECO Energy Co.                            153,300
    1,200  Peoples Energy Corp.                        44,925
   13,500  PG&E Corp.                                 327,375
    5,400  PP & L Resources, Inc.                     107,663
    7,700  Public Service Enterprise Group, Inc.      192,500
   30,054  SBC Communications, Inc.                 1,859,591
   22,500  Southern Co.                               492,188
    7,400  Texas Utilities Co.                        254,838
    7,100  Unicom Corp.                               157,975
    3,400  Union Electric Co.                         128,138
   15,000  Waste Management, Inc.                     481,875
   29,500  WorldCom, Inc.                             944,000
                                                   ----------
                                                   16,344,491
                                                   ----------

           Retail-3.97%
    8,300  Albertson's, Inc.                          302,950
    4,800  American Stores Co.                        237,000
    5,000  AutoZone, Inc.*                            117,813
    3,500  Charming Shoppes, Inc.*                     18,266
    3,200  Circuit City Store, Inc.                   113,800
    6,956  Costco Cos., Inc.*                         228,679
    4,700  CPC International, Inc.                    433,869
    5,500  CVS Corp.                                  281,875
    7,200  Dayton-Hudson Corp.                        382,950
    6,900  Federated Department Stores, Inc.*         239,775
    1,200  Fleming Cos., Inc.                          21,600
    9,000  Gap, Inc.                                  349,875
    2,000  Giant Food, Inc., Class A                   64,750
    1,300  Great Atlantic & Pacific Tea Co., Inc.      35,344
    2,300  Harcourt General, Inc.                     109,538
   16,000  Kmart Corp.*                               196,000
    8,400  Kroger Co.*                                243,600
    9,000  Limited, Inc.                              182,250
    7,800  May Department Stores Co.                  368,550
    1,200  Mercantile Stores Co., Inc.                 75,525
    2,600  Nordstrom, Inc.                            127,563
    8,200  Penney (J.C.) Co., Inc.                    427,938
    4,100  Rite Aid Corp.                             204,488
   12,900  Sears Roebuck & Co.                        693,375
    2,200  Supervalu, Inc.                             75,900
    9,400  Toys `R' Us, Inc.*                         329,000
   74,800  Wal-Mart Stores, Inc.                    2,529,175
    8,100  Walgreen Co.                               434,363
    4,900  Winn-Dixie Stores, Inc.                    182,525
    4,400  Woolworth Corp.*                           105,600
                                                   ----------
                                                    9,113,936
                                                   ----------

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               EQUITY INDEX FUND
--------------------------------------------------------------------------------
        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      Value
Shares                                              (Note 2)
-------------------------------------------------------------
           Building and Construction - 1.38%
      900  Aeroquip-Vickers, Inc.                $     42,525
    3,500  Armco, Inc.*                                13,563
    1,000  Centex Corp.                                40,625
    3,200  Champion International Corp.               176,800
    3,700  Dover Corp.                                227,550
    2,800  Fluor Corp.                                154,525
   16,033  Home Depot, Inc.                         1,105,275
    1,300  Kaufman & Broad Home Corp.                  22,831
    3,800  Loews Corp.                                380,475
    5,700  Lowe's Cos., Inc.                          211,613
    5,300  Masco Corp.                                221,275
    1,800  Owens-Corning Fiberglas Corp.               77,625
    6,000  PPG Industries, Inc.                       348,750
      700  Pulte Corp.                                 24,194
    1,800  Willamette Industries, Inc.                126,000
                                                  -----------
                                                    3,173,626
                                                  -----------

           Metals and Mining - 1.21%
    7,500  Alcan Aluminum, Ltd.                       260,156
    5,802  Allegheny Teledyne, Inc.                   156,654
    5,700  Aluminum Co. of America                    429,638
   12,300  Barrick Gold Corp.                         270,600
    7,600  Battle Mountain Gold Co.                    43,225
    3,700  Bethlehem Steel Corp.*                      38,619
    3,700  Biomet, Inc.                                68,913
    3,100  Cyprus Amax Minerals Co.                    75,950
    4,600  Echo Bay Mines, Ltd.                        25,875
    6,600  Freeport-McMoRan Copper & Gold, Inc.,
           Class B                                    205,425
    5,500  Inco, Ltd., Class A                        165,344
    1,600  Inland Steel Industries, Inc.               41,800
    1,300  Jostens, Inc.                               34,288
    5,111  Newmont Mining Corp.                       199,329
    2,900  Nucor Corp.                                166,025
    2,000  Phelps Dodge Corp.                         170,375
    7,900  Placer Dome, Inc.                          129,363
    2,400  Reynolds Metals Co.                        171,000
    2,100  Timken Co.                                  74,681
    3,200  Worthington Industries, Inc.                58,600
                                                  -----------
                                                    2,785,860
                                                  -----------

           Aerospace-Airlines - 0.74%
    3,000  AMR Corp.*                                 277,500
    2,100  General Dynamics Corp.                     157,500
    7,800  Raytheon Co.                               397,800
    4,800  Southwest Airlines Co.                     124,200
    7,800  United Technologies Corp.                  647,400
    2,600  US Airways Group, Inc.*                     91,000
                                                  -----------
                                                    1,695,400
                                                  -----------

           Transportation - 0.73%
    5,084  Burlington Northern Santa Fe Corp.         456,925
    7,200  CSX Corp.                                  399,600
    2,400  Delta Air Lines, Inc.                      196,800
    3,800  Federal Express Corp.                      219,450
    4,100  Norfolk Southern Corp.                     413,075
                                                  -----------
                                                    1,685,850
                                                  -----------

           Health Services - 0.73%
    1,900  Bard (C.R.), Inc.                           68,994
   22,000  Columbia/HCA Healthcare Corp.              864,875
    3,000  St. Jude Medical, Inc.*                    117,000
   10,000  Tenet Healthcare Corp.*                    295,625
    6,200  United Healthcare Corp.                    322,400
                                                  -----------
                                                    1,668,894
                                                  -----------

           Business Services - 0.72%
    5,500  Cognizant Corp.                            222,750
    2,100  Ecolab, Inc.                               100,275
    5,000  Equifax, Inc.                              185,938
   14,800  First Data Corp.                           650,275
    5,200  HFS, Inc.*                                 301,600
    2,700  Interpublic Group of Companies, Inc.       165,544
    1,900  Safety Kleen Corp.                          32,063
                                                  -----------
                                                    1,658,445
                                                  -----------

           Food Services - 0.53%
   22,800  McDonald's Corp.                         1,101,525
    4,300  Wendy's International, Inc.                111,531
                                                  -----------
                                                    1,213,056
                                                  -----------

           Consumer Services - 0.31%
    3,400  Block (H & R), Inc.                        109,650
   13,475  CUC International, Inc.*                   347,823
    7,900  Service Corp. International                259,713
                                                  -----------
                                                      717,186
                                                  -----------

           Broadcasting - 0.24%
   10,800  Comcast Corp. Special, Class A             230,850
   21,900  Tele-Communications, Inc., TCI Group,
           Class A*                                   325,763
                                                  -----------
                                                      556,613
                                                  -----------

           Hotels-Leisure - 0.23%
    3,400  Harrah's Entertainment, Inc.*               62,050
    8,200  Hilton Hotels Corp.                        217,813
    4,200  Marriott International, Inc.               257,775
                                                  -----------
                                                      537,638
                                                  -----------

           Capital Goods - 0.07%
    1,300  Cincinnati Milacron, Inc.                   33,718
    1,300  Foster Wheeler Corp.                        52,650
    1,100  Giddings & Lewis, Inc.                      22,962
      300  NACCO Industries, Inc., Class A             16,931
    2,400  Navistar International Corp.*               41,400
                                                  -----------
                                                      167,661
                                                  -----------

           Electronics - 0.07%
    1,100  Tektronix, Inc.                             66,000
    1,800  Thomas & Betts Corp.                        94,612
                                                  -----------
                                                      160,612
                                                  -----------

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                EQUITY INDEX FUND
--------------------------------------------------------------------------------
         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      Value
  Shares                                             (Note 2)
-------------------------------------------------------------
           Leisure and Entertainment - 0.05%
    3,300  Brunswick Corp.                       $    103,125
                                                 ------------
           Total Common Stocks                    226,163,110
           (Cost $155,969,744)                   ------------


PREFERRED STOCKS - 0.01%

      261  Aetna, Inc., Class C                        24,469
    2,400  Fresenius National Medical Care,
           Inc., Class D*                                 138
                                                 ------------
           Total Preferred Stocks                      24,607
           (Cost $17,063)                        ------------

  Par Value
  ---------

U.S. GOVERNMENT OBLIGATION (A) - 0.15%

           U.S. Treasury Bill
$ 350,000  5.20%, 11/13/97 (1)                        343,252
                                                 ------------
           Total U.S. Government Obligation           343,252
           (Cost $343,293)                       ------------


                                                      Value
Par Value                                           (Note 2)
-------------------------------------------------------------

COMMERCIAL PAPER (A) - 1.18%

$2,700,000 UBS Finance Corp.
           6.20%, 07/01/97                       $  2,700,000
                                                 ------------
           Total Commercial Paper                   2,700,000
           (Cost $2,700,000)                     ------------

Shares
------

INVESTMENT COMPANY - 0.00%
    9,012  State Street Bank Temp Fund                  9,012
                                                 ------------
           Total Investment Company                     9,012
           (Cost $9,012)                         ------------


Total Investments - 99.82%                        229,239,981
(Cost $159,039,112)                              ------------
Net Other Assets and Liabilities - 0.18%              414,697
                                                 ------------
Net Assets - 100.00%                             $229,654,678
                                                 ============

--------------------------------------------
 *     Non income producing security.
 (A)   Effective yield at time of purchase.
 ADR   American Depositary Receipt
 (1)   Security has been deposited as initial
       margin on open futures contracts.
       At June 30, 1997, the Portfolio's open
       futures contracts were as follows:


     Number                                 Current
  of Contracts    Contract   Expiration     Opening       Market Value
    Purchased       Type        Date       Position     at June 30, 1997
  ------------    --------   ----------   -----------   ----------------
        5         S&P 500       9/97      $ 2,232,950     $ 2,225,625

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1997, the aggregate cost of investment securities for tax purposes was $159,039,112. Net unrealized appreciation (depreciation) aggregated $70,200,869, of which $72,385,905 related to appreciated investment securities and $(2,185,036) related to depreciated investment securities.

Distributions from long-term capital gains for the six months ended June 30, 1997 were $301,317.

OTHER INFORMATION
For the six months ended June 30, 1997, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $54,384,180 and $10,633,972 from non-governmental issuers, respectively.


             See Notes to Financial Statements.
-----------------------------------------------

--------------------------------------------------------------------------------
                          SELECT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
              PORTFOLIO OF INVESTMENTS . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      Value
  Shares                                             (Note 2)
-------------------------------------------------------------
COMMON STOCKS - 89.37%

           Finance - 10.82%
   55,900  Aetna Life & Casualty, Inc.           $  5,722,763
   58,000  American International Group, Inc.       8,663,750
   63,000  Chase Manhattan Corp.                    6,114,938
   38,700  Citicorp                                 4,665,769
  102,400  Northern Trust Corp.                     4,953,600
  219,000  TIG Holdings, Inc.                       6,843,750
   79,600  Tokio Marine & Fire Insurance Co.,
           ADR                                      5,154,100
                                                 ------------
                                                   42,118,670
                                                 ------------

           Chemicals and Drugs - 10.17%
   85,000  Air Products & Chemicals, Inc.           6,906,250
   56,500  Allegiance Corp.                         1,539,625
  136,000  duPont (E.I.) deNemours & Co.            8,551,000
  102,600  Grace (W.R.) & Co.                       5,655,825
   92,000  Monsanto Co.                             3,961,750
   44,700  Pfizer, Inc.                             5,341,650
  117,400  Pharmacia & Upjohn, Inc.                 4,079,650
   28,600  Warner-Lambert Co.                       3,553,550
                                                 ------------
                                                   39,589,300
                                                 ------------

           Durable Goods - 9.87%
  154,500  Corning, Inc.                            8,594,063
  128,900  Crown Cork & Seal Co., Inc.              6,888,094
  115,200  General Electric Co.                     7,531,200
   15,000  Keystone Automotive Industries, Inc.*      255,000
   64,900  Rockwell International Corp.             3,829,100
   59,600  Texas Instruments, Inc.                  5,010,125
  274,200  Westinghouse Electric Corp.              6,340,875
                                                 ------------
                                                   38,448,457
                                                 ------------

           Consumer Products - 8.80%
  111,700  Anheuser-Busch Cos., Inc.                4,684,419
   51,100  Avon Products, Inc.                      3,605,744
   59,100  Eastman Kodak Co.                        4,535,925
   83,400  Fortune Brands, Inc.                     3,111,863
  116,400  Heinz (H.J.) Co.                         5,368,950
   48,500  Kellogg Co.                              4,152,813
  134,200  RJR Nabisco Holdings Corp.               4,428,600
   30,100  Seagram Co., Ltd.                        1,211,525
   87,000  Tupperware Corp.                         3,175,500
                                                 ------------
                                                   34,275,339
                                                 ------------

           Technology - 7.77%
  209,300  AirTouch Communications, Inc.*           5,729,588
  167,400  Electronic Data Systems Corp.            6,863,400
   59,800  Honeywell, Inc.                          4,537,325
   57,400  International Business Machines Corp.    5,176,763
   79,100  ITT Corp.*                               4,830,044
   76,500  Seagate Technology, Inc.*                2,691,844
    3,000  3Dfx Interactive, Inc.*                     40,125
   30,000  Waterlink, Inc.*                           390,000
                                                 ------------
                                                   30,259,089
                                                 ------------

           Energy - 6.64%
  136,900  Amerada Hess Corp.                       7,606,506
   78,600  Chevron Corp.                            5,811,488
    2,500  Hanover Compressor Company*                 48,750
  143,577  IMC Global, Inc.                         5,025,195
  135,000  Oryx Energy Co.*                         2,851,875
   60,000  Tenneco, Inc.                            2,711,250
   24,700  Western Atlas, Inc.*                     1,809,275
                                                 ------------
                                                   25,864,339
                                                 ------------

           Aerospace-Airlines - 6.37%
   66,800  AMR Corp.*                               6,179,000
   39,092  Boeing Co.                               2,074,319
   80,000  Lockheed Martin Corp.                    8,285,000
   33,700  Northrop Grumman Corp.                   2,959,281
   95,200  Sundstrand Corp.                         5,313,350
                                                 ------------
                                                   24,810,950
                                                 ------------

           Print and Publishing - 5.55%
   51,300  Reader's Digest Association, Inc.,
           Class A                                  1,471,669
  139,500  Time Warner, Inc.                        6,730,875
  198,600  Tribune Co.                              9,545,213
  190,400  U.S. West, Inc., Media Group*            3,855,600
                                                 ------------
                                                   21,603,357
                                                 ------------

           Automotive - 3.30%
  148,000  Ford Motor Co.                           5,587,000
  125,800  General Motors Corp., Class H            7,264,950
                                                 ------------
                                                   12,851,950
                                                 ------------

           Utilities - 3.10%
   88,600  Long Island Lighting Co.                 2,037,800
  135,200  NYNEX Corp.                              7,790,900
   65,300  Texas Utilities Co.                      2,248,769
                                                 ------------
                                                   12,077,469
                                                 ------------

           Metals and Mining - 3.01%
  254,500  Allegheny Teledyne, Inc.                 6,871,500
   14,800  Molten Metal Technology, Inc.*              74,000
   56,000  Phelps Dodge Corp.                       4,770,500
                                                 ------------
                                                   11,716,000
                                                 ------------

           Consumer Staples - 2.78%
  152,800  Black & Decker Corp.                     5,682,250
  106,500  Litton Industries, Inc.*                 5,145,274
                                                 ------------
                                                   10,827,524
                                                 ------------

           Manufacturing - 2.28%
  286,500  Owens-Illinois, Inc.*                    8,881,500
                                                 ------------

           Health Care Products - 2.21%
  152,500  Baxter International, Inc.               7,968,125
    9,800  Johnson & Johnson                          630,875
                                                 ------------
                                                    8,599,000
                                                 ------------

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                         SELECT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      Value
Shares                                              (Note 2)
-------------------------------------------------------------
           Retail - 2.16%
  153,100  Wal-Mart Stores, Inc.                 $  5,176,694
  135,500  Woolworth Corp.*                         3,252,000
                                                 ------------
                                                    8,428,694
                                                 ------------

           Waste Disposal - 1.66%
  200,968  Waste Management, Inc.                   6,456,097
                                                 ------------

           Health Services - 1.25%
  123,600  Columbia/HCA Healthcare Corp.            4,859,025
                                                 ------------

           Hotels-Leisure - 0.87%
  170,300  Host Marriott Corp.*                     3,033,469
   22,900  Servico, Inc.*                             340,638
                                                 ------------
                                                    3,374,107
                                                 ------------

           Business Services - 0.76%
  116,700  Ikon Office Solutions, Inc.              2,910,206
    2,500  Staff Leasing, Inc.*                        46,875
                                                 ------------
                                                    2,957,081
                                                 ------------
           Total Common Stocks                    347,997,948
           (Cost $274,052,967)                   ------------


PREFERRED STOCKS - 1.62%

   30,100  AirTouch Communications, Inc.,
           Class B                                    857,850
   93,600  Globalstar Telecommunications, Ltd       5,428,800
                                                 ------------
           Total Preferred Stocks                   6,286,650
           (Cost $5,358,131)                     ------------


Par Value
---------

CORPORATE NOTES AND BONDS - 2.50%

$ 465,000  General Motors Acceptance Corp., MTN
           7.85%, 11/17/97                            468,593
2,500,000  MBNA Corp., Senior MTN
           7.25%, 12/10/97                          2,514,580
1,490,000  Molten Metal Technology, Inc.
           5.50%, 05/01/06 (A)                        551,300
2,500,000  Morgan Stanley Group, Inc., Series C
           6.16%, 03/09/98                          2,506,307
6,250,000  Roche Holdings, Inc.
           6.38%, 05/06/12 (A)(C)                   2,695,313
1,000,000  Xerox Credit Corp., Series D, MTN
           6.84%, 06/01/00                          1,000,625
                                                 ------------
           Total Corporate Notes and Bonds          9,736,718
           (Cost $10,463,230)                    ------------


ASSET-BACKED SECURITY - 0.26%

1,000,000  Case Equipment Loan Trust, 1997-A
           6.45%, 03/15/04                          1,002,852
                                                 ------------
           Total Asset-Backed Security              1,002,852
           (Cost $999,681)                       ------------


U.S. GOVERNMENT AGENCY OBLIGATION (B) - 0.75%

           Federal Home Loan Bank
$3,000,000 5.50%, 11/13/97                          2,938,125
                                                 ------------
           Total U.S. Government Agency
           Obligation                               2,938,125
           (Cost $2,938,125)                     ------------


CERTIFICATES OF DEPOSIT - 1.15%

2,000,000  Bayerische Vereinsbank AG
           6.30%, 11/25/98                          1,991,000
2,500,000  Skandinaviska Enskilda Banken
           6.54%, 06/03/98                          2,488,000
                                                 ------------
           Total Certificates of Deposit            4,479,000
           (Cost $4,500,000)                     ------------


COMMERCIAL PAPER (B) - 3.91%

2,000,000  Bear Stearns Cos., Inc.
           5.58%, 09/18/97                          1,975,510
5,300,000  Citicorp
           6.25%, 07/01/97                          5,300,000
3,000,000  Mitsubishi Motors Credit of America, Inc.
           5.64%, 08/11/97                          2,980,730
2,500,000  Paine Webber Group, Inc.
           5.70%, 09/18/97                          2,468,729
2,500,000  Southland Corp.
           5.62%, 08/07/97                          2,485,560
                                                 ------------
           Total Commercial Paper                  15,210,529
           (Cost $15,210,529)                    ------------


Shares
------

INVESTMENT COMPANY - 0.01%

   43,864  State Street Bank Temp Fund                 43,864
                                                 ------------
           Total Investment Company                    43,864
           (Cost $43,864)                        ------------


Total Investments - 99.57%                        387,695,686
(Cost $313,566,527)                              ------------

Net Other Assets and Liabilities - 0.43%            1,693,732
                                                 ------------
Net Assets - 100.00%                             $389,389,418
                                                 ============

-----------------------------------------------
 *   Non income producing security.
 MTN Medium Term Note
 ADR American Depositary Receipt
 (A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At
     June 30, 1997, these securities amounted to $3,246,613 or 0.83% of net assets.
 (B) Effective yield at time of purchase.
 (C) Zero coupon bond. Rate shown reflects effective yield to maturity.


                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                         SELECT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1997, the aggregate cost of investment securities for tax purposes was $313,566,527. Net unrealized appreciation (depreciation) aggregated $74,129,159, of which $79,690,388 related to appreciated investment securities and $(5,561,229) related to depreciated investment securities.

Distributions from long-term capital gains for the six months ended June 30, 1997 were $2,538,690.

OTHER INFORMATION
For the six months ended June 30, 1997, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $110,988,570 and
$70,393,352 from non-governmental issuers, respectively.


             See Notes to Financial Statements.
-----------------------------------------------

--------------------------------------------------------------------------------
                          INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------
              PORTFOLIO OF INVESTMENTS . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      Value
Par Value                          Moody's Ratings  (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 42.20%

           Federal National
           Mortgage Association (B) - 15.52%
$   300,099  6.00%, 05/01/01 (B)           Aaa      $   291,096
  1,845,288  7.48%, 08/17/03, REMIC (B)    Aaa        1,893,150
    885,021  6.50%, 05/01/08 (B)           Aaa          872,613
    648,556  8.50%, 07/01/08 (B)           Aaa          676,541
    260,029  8.00%, 04/01/09 (B)           Aaa          266,953
    802,956  9.00%, 02/01/10 (B)           Aaa          836,231
  1,728,167  6.50%, 09/01/10 (B)           Aaa        1,697,042
    313,211  7.00%, 05/01/17 (B)           Aaa          314,254
  1,572,142  8.00%, 04/01/22 (B)           Aaa        1,619,133
  1,891,234  8.00%, 01/01/23 (B)           Aaa        1,947,763
    909,663  8.00%, 04/01/23 (B)           Aaa          936,853
     54,780  7.00%, 11/01/23 (B)           Aaa           54,029
  2,257,608  7.00%, 11/01/23 (B)           Aaa        2,226,679
  3,495,753  6.50%, 01/01/24 (B)           Aaa        3,369,626
  3,051,817  7.00%, 02/01/24 (B)           Aaa        3,007,108
  2,037,410  7.50%, 10/01/25 (B)           Aaa        2,046,293
  2,841,481  7.50%, 07/01/26 (C)           Aaa        2,847,704
    358,497  7.50%, 10/01/26 (B)           Aaa          360,060
    639,843  7.50%, 12/01/26 (B)           Aaa          641,852
    385,816  7.50%, 12/01/26 (B)           Aaa          387,028
                                                    -----------
                                                     26,292,008
                                                    -----------

             U.S. Treasury Notes - 9.69%
  1,300,000  5.13%, 02/28/98               Aaa        1,294,719
    750,000  5.13%, 04/30/98, Series M     Aaa          746,250
  2,820,000  5.88%, 03/31/99               Aaa        2,812,950
     90,000  7.75%, 01/31/00               Aaa           93,263
 11,165,000  5.75%, 08/15/03               Aaa       10,781,203
    700,000  6.50%, 08/15/05               Aaa          698,250
                                                    -----------
                                                     16,426,635
                                                    -----------

             Federal Home Loan
             Mortgage Corporation (B) - 7.82%
    376,890  9.50%, 03/01/01               Aaa          388,574
    187,594  6.50%, 06/01/04               Aaa          186,466
    273,959  6.50%, 08/01/04               Aaa          268,880
  1,531,537  7.50%, 01/01/07               Aaa        1,559,947
    368,625  8.00%, 04/01/07               Aaa          379,544
    376,330  8.00%, 09/01/08               Aaa          386,397
    240,893  8.00%, 04/01/09               Aaa          246,079
    162,884  8.00%, 06/01/09               Aaa          167,512
    319,834  8.00%, 08/01/09               Aaa          328,921
  3,667,976  7.00%, 08/01/10               Aaa        3,667,829
     39,532  7.00%, 09/01/11               Aaa           39,505
    477,875  7.00%, 11/01/11               Aaa          477,550
  1,210,272  7.00%, 12/01/11               Aaa        1,209,448
  1,257,429  7.90%, 07/01/16               Aaa        1,312,049
    593,129  8.75%, 05/01/17               Aaa          628,533
    462,288  7.50%, 10/01/18               Aaa          467,008
    684,135  9.50%, 08/01/19               Aaa          732,989
     22,915  9.50%, 08/01/20               Aaa           24,690
     24,922  10.00%, 10/01/20              Aaa           27,174
    241,536  10.00%, 12/01/20              Aaa          263,388
    451,048  9.50%, 02/01/21               Aaa          485,057
                                                    -----------
                                                     13,247,540
                                                    -----------

             U.S. Treasury Bonds - 4.91%
  4,565,000  7.25%, 05/15/16 (D)           Aaa        4,760,441
  1,500,000  7.50%, 11/15/16               Aaa        1,603,125
  1,250,000  7.63%, 11/15/22               Aaa        1,360,938
    587,000  7.13%, 02/15/23               Aaa          604,243
                                                    -----------
                                                      8,328,747
                                                    -----------

             Government National
             Mortgage Association - 3.66%
  1,511,276  9.50%, 02/15/06               Aaa        1,590,875
    293,285  6.50%, 09/15/08 (B)           Aaa          289,613
    164,122  9.00%, 08/15/16 (B)           Aaa          176,226
    234,179  9.00%, 08/15/16 (B)           Aaa          251,450
    275,543  8.00%, 08/15/22 (B)           Aaa          283,482
  1,009,505  7.00%, 06/15/23 (B)           Aaa          997,350
    431,496  8.00%, 08/15/26               Aaa          441,761
  1,238,669  8.00%, 09/15/26               Aaa        1,268,137
    483,266  8.00%, 09/15/26               Aaa          494,763
    400,490  8.00%, 09/15/26               Aaa          410,018
                                                    -----------
                                                      6,203,675
                                                    -----------


             Federal Home Loan Bank - 0.60%
  1,000,000  7.89%, 12/23/97               Aaa        1,009,963
                                                    -----------
             Total U.S. Government
             and Agency Obligations                  71,508,568
             (Cost $71,323,104)                     -----------


  CORPORATE NOTES AND BONDS - 37.46%

             Finance - 12.33%
  1,750,000  AT&T Capital Corp., Series 4, MTN
             6.26%, 02/18/99               Baa        1,747,368
  1,450,000  BCH Cayman Islands
             Yankee Subordinated Note, Guaranteed
             6.50%, 02/15/06                A         1,369,544
  1,000,000  Capital One Bank, MTN
             5.95%, 02/15/01               Baa          969,584
    500,000  Coles Myer Finance USA, Ltd.
             Series A, MTN, Guaranteed
             5.45%, 07/16/98                A           496,423
  1,000,000  Compass Trust, Series A, Guaranteed
             8.23%, 01/15/27               Aaa          999,948
  1,500,000  Conseco Financing Trust III
             8.80%, 04/01/27                Ba        1,542,532
  2,000,000  First Empire Capital Trust I, Guaranteed
             8.23%, 02/01/27                A         2,020,698
  1,300,000  Ford Motor Credit Co.
             6.25%, 12/08/05                A         1,231,149

                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                          INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------
         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      Value
Par Value                          Moody's Ratings  (Note 2)
--------------------------------------------------------------------------------

           Finance (continued)
$1,787,000 General Motors Acceptance Corp.
           7.00%, 03/01/00                A       $ 1,805,354
 1,750,000 Homeside Lending, Inc., MTN
           6.88%, 05/15/00               Baa        1,754,461
 1,970,000 Merita Bank, Ltd.
           Yankee Subordinated Note
           6.50%, 01/15/06                A         1,878,322
 1,700,000 The Money Store, Inc.
           8.05%, 04/15/02               Ba         1,720,090
 1,300,000 Santander Financial Issuances, Ltd.
           Yankee Subordinated Note, Guaranteed
           7.75%, 05/15/05                A         1,342,622
 2,000,000 Star Banc Corp., Series A
           Senior Note, MTN
           6.97%, 05/01/00               Aaa        2,010,372
                                                  -----------
                                                   20,888,467
                                                  -----------

           Securities Brokers, Dealers and Exchanges - 3.57%
 2,045,000 Donaldson Lufkin & Jenrette, Inc.
           Senior Note
           6.88%, 11/01/05               Baa        1,986,190
 1,500,000 Legg Mason, Inc., Senior Note
           6.50%, 02/15/06               Baa        1,418,017
 1,500,000 Paine Webber Group, Inc.
           9.25%, 12/15/01               Baa        1,628,136
 1,000,000 Salomon, Inc., Senior Note
           7.25%, 05/01/01               Baa        1,011,368
                                                  -----------
                                                    6,043,711
                                                  -----------

           Utilities - 3.66%
 2,170,000 Connecticut Light & Power Co.
           First Mortgage, Series 94D
           7.88%, 10/01/24               Ba         2,230,219
 1,000,000 Empresa Electrica Pehuenche SA
           Yankee Note
           7.30%, 05/01/03               Aaa        1,004,547
 1,250,000 Philadelphia Electric Co.
           First Mortgage, Series 1992
           7.50%, 01/15/99               Baa        1,270,397
 1,050,000 Sithe/Independence Funding Corp.
           Series A
           9.00%, 12/30/13               Baa        1,149,420
   580,000 Texas Utilities Electric Co.
           7.38%, 10/01/25               Baa          550,765
                                                  -----------
                                                    6,205,348
                                                  -----------

           Oil, Gas and Petroleum - 3.50%
 1,000,000 Parker & Parsley  Petroleum Co.
           Senior Note
           8.88%, 04/15/05               Baa        1,102,841
   700,000 Southwest Gas Corp.
           9.75%, 06/15/02               Baa          778,721
 1,500,000 Tennessee Gas Pipeline Co.
           7.50%, 04/01/17               Baa        1,502,268
 1,050,000 USX-Marathon Group
           8.88%, 09/15/97               Baa        1,055,725
 1,500,000 Valero Energy Corp., MTN
           7.50%, 05/31/01               Ba         1,497,123
                                                  -----------
                                                    5,936,678
                                                  -----------

           Telephone and Telecommunications - 3.25%
 1,000,000 GTE Corp.
           8.85%, 03/01/98                A         1,017,961
   500,000 GTE Corp.
           8.75%, 11/01/21                A           571,854
 1,500,000 LCI International, Inc., Senior Note
           7.25%, 06/15/07               Aaa        1,486,701
 2,550,000 TCI Communications, Inc.
           Senior Debenture
           7.88%, 02/15/26               Ba         2,430,655
                                                  -----------
                                                    5,507,171
                                                  -----------


           Transportation - 2.67%
 1,300,000 AMR Corp.
           9.50%, 05/15/01               Baa        1,413,624
   900,000 Consolidated Freightways, Inc.
           9.13%, 08/15/99               Baa          939,344
 2,003,000 United Air Lines, Inc.
           9.00%, 12/15/03               Baa        2,169,261
                                                  -----------
                                                    4,522,229
                                                  -----------

           Printing and Publishing - 2.29%
 2,000,000 News America Holdings, Inc.
           7.38%, 10/17/08               Baa        1,974,732
 1,080,000 Time Warner, Inc.
           8.05%, 01/15/16                Ba        1,078,870
   750,000 Time Warner, Inc.
           9.15%, 02/01/23                Ba          827,749
                                                  -----------
                                                    3,881,351
                                                  -----------

           Industrial - 1.61%
   600,000 Chesapeake Corp.
           7.20%, 03/15/05               Baa          601,153
   800,000 Donohue Forest Products, Inc.
           Senior Note, Guaranteed
           7.63%, 05/15/07               Baa          816,000
 1,350,000 Georgia Gulf Corp.
           7.63%, 11/15/05                Ba        1,304,177
                                                  -----------
                                                    2,721,330
                                                  -----------

           Manufacturing - 1.61%
 1,500,000 Black & Decker Corp.
           6.63%, 11/15/00               Baa        1,496,805
 1,200,000 Boise Cascade Corp.
           10.13%, 12/15/97              Baa        1,221,435
                                                  -----------
                                                    2,718,240
                                                  -----------

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                         INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------
         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      Value
Par Value                          Moody's Ratings  (Note 2)
--------------------------------------------------------------------------------

           Health Care - 1.18%
$2,000,000 Allegiance Corp.
           7.30%, 10/15/06               Baa      $ 2,006,240
                                                  -----------

           Processed Foods - 0.89%
 1,500,000 Ralston Purina Co.
           7.75%, 10/01/15               Baa        1,511,770
                                                  -----------

           Engineering and Construction - 0.49%
   850,000 Pulte Corp., Senior Note, Guaranteed
           7.00%, 12/15/03               Baa          835,736
                                                  -----------

           Consumer Products - 0.41%
   675,000 Time Warner Entertainment Co., LP
           8.38%, 03/15/23               Baa          691,844
                                                  -----------
           Total Corporate Notes and Bonds         63,470,115
           (Cost $63,299,790)                     -----------


ASSET-BACKED SECURITIES (B) - 17.30%

 1,886,889 Bear Stearns Mortgage Securities, Inc.
           Series 1995-1, Class 1-A, CMO
           6.57%, 05/25/10               Aaa        1,839,566
 1,250,000 Bear Stearns Mortgage Securities, Inc.
           Series 1996-3, Class A-10, CMO
           7.75%, 06/25/27               Aaa        1,264,937
 1,750,000 CS First Boston Mortgage Securities Co.
           Series 1996-1, Class A-2
           6.70%, 03/15/27               Aaa        1,760,500
 1,500,000 CWMBS, Inc.
           Series 1996-10, Class A3, CMO
           7.50%, 11/25/11               Aaa        1,511,513
   256,682 Contimortgage Home Equity Loan Trust
           Series 1994-3, Class A-1
           7.63%, 05/15/09               Aaa          258,361
 1,697,981 Financial Asset Securitization, Inc.
           Series 1997-NAMC, Class FXA2, CMO
           7.75%, 05/25/27               Aaa        1,744,145
 1,599,526 First Plus Home Loan Trust
           Series 1996-2, Class A-5
           7.47%, 02/20/11               Aaa        1,628,973
   775,000 First Plus Home Loan Trust
           Series 1996-3, Class A-3
           7.05%, 11/20/08               Aaa          781,487
 1,481,265 General Motors Acceptance Corp.
           Commerical Mortgage Securities, Inc.
           Series 1996-C1, Class A-2, CMO
           6.79%, 10/15/28               Aaa        1,463,675
 1,700,000 Green Tree Financial Corp.
           Series 1994-1, Class A-3
           6.90%, 04/15/19                Aa        1,717,102
   500,000 Green Tree Financial Corp.
           Series 1994-2, Class A-2
           7.35%, 05/15/19                Aa          506,300
   850,000 Green Tree Financial Corp.
           Series 1994-B, Class A-3
           8.25%, 04/15/20                Aa          869,134
   663,088 Green Tree Recreational Equipment &
           Consumer Trust
           Series 1996-A, Class A-1
           5.55%, 02/15/18               Aaa          644,528
 1,500,000 Green Tree Recreational Equipment &
           Consumer Trust
           Series 1997-B, Class A-1
           6.55%, 07/15/28               Aaa        1,495,781
   401,707 NationsBank Auto Grantor Trust
           Series 1995-A, Class B
           6.00%, 06/15/02               Aaa          402,257
 1,950,000 Olympic Automobile Receivables Trust
           Series 1996-A, Class A-4
           5.85%, 07/15/01               Aaa        1,939,100
 1,350,000 Premier Auto Trust
           Series 1995-4, Class A-4
           6.00%, 05/06/00               Aaa        1,350,405
 1,000,000 Premier Auto Trust
           Series 1996-2, Class A-3
           6.35%, 01/06/00               Aaa        1,004,860
 1,750,000 Resolution Trust Corp.
           Series 1995-C1, Class A4C, CMO
           6.85%, 02/25/27               Aaa        1,739,063
  421,658  Structured Asset Securities Corp.
           Series 1996-CFL, Class A-1B, CMO
           5.75%, 02/25/28               Aaa          419,681
  446,443  United Air Lines, Inc.
           Series 1991-B1
           9.30%, 03/22/08               Baa          456,448
  750,000  Vendee Mortgage Trust
           Series 1997-1, Class 2B
           CMO, REMIC
           7.50%, 03/15/13               Aaa          756,155
1,750,000  WFS Financial Owner Trust
           Series 1996-D, Class A-3
           6.05%, 07/20/01               Aaa        1,739,955
1,500,000  WFS Financial Owner Trust
           Series 1997-A, Class A-3
           6.50%, 09/20/01               Aaa        1,509,375
  120,781  Western Financial Grantor Trust
           Series 1994-2, Class A-2
           6.38%, 09/01/99               Aaa          121,367
  388,817  Western Financial Grantor Trust
           Series 1995-2, Class A-2
           7.10%, 07/01/00               Aaa          392,717
                                                  -----------
           Total Asset-Backed Securities           29,317,385
           (Cost $29,266,660)                     -----------


                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                         Investment Grade Income Fund
--------------------------------------------------------------------------------
        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                    Value
Par Value                          Moody's Ratings                (Note 2)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (A) - 1.70%

$ 2,890,000  Federal Home Loan Mortgage Corporation
             5.44%, 07/09/97                          Aaa     $  2,886,506
                                                              ------------
             Total Commercial Paper                              2,886,506
             (Cost $2,886,506)                                ------------

  Shares
----------
INVESTMENT COMPANY - 0.02%

     28,523  State Street Bank Temp Fund                            28,523
                                                              ------------
             Total Investment Company                               28,523
             (Cost $28,523)                                   ------------


Total Investments - 98.68%                                     167,211,097
(Cost $166,804,583)                                           ------------

Net Other Assets and Liabilities -1.32%                          2,227,231
                                                              ------------
Net Assets - 100.00%                                          $169,438,328
                                                              ============

----------------------------------------------
(A)    Effective yield at time of purchase
(B)    Pass Through Certificates
(C)    Forward Commitment
(D)    Collateral on Forward Commitment
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note
REMIC  Real Estate Mortgage Investment Conduit


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 1997, the aggregate cost of investment securities for tax purposes was $166,804,583. Net unrealized appreciation (depreciation) aggregated $406,514, of which $1,859,097 related to appreciated investment securities and $(1,452,583) related to depreciated investment securities.

As of December 31, 1996, the portfolio had a capital loss carryforward of $1,515,795 which expires in 2002. During 1996, the fund utilized $216,143 of its capital loss carryforward.

OTHER INFORMATION

For the six months ended June 30, 1997, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $31,448,711 and $17,609,082 from non-governmental issuers, respectively, and $36,783,145 and $36,977,264 from U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

           Moody's Ratings
       Aaa            63.20%
       Aa              1.85
       A               7.02
       Baa            21.27
       Ba              6.66
                    --------
                     100.00%
                    ========


                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                             Government Bond Fund
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      Value
Par Value                                           (Note 2)
-------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 90.50%

             U.S. Treasury Notes - 40.47%

$ 1,000,000  5.13%, 03/31/98                       $    995,938
  3,050,000  5.88%, 03/31/99                          3,042,375
  3,200,000  6.88%, 08/31/99                          3,248,000
  4,400,000  7.13%, 02/29/00                          4,496,250
    650,000  6.25%, 10/31/01                            647,156
  5,525,000  5.75%, 08/15/03                          5,335,078
  1,400,000  6.50%, 08/15/05                          1,396,500
                                                   ------------
                                                     19,161,297
                                                   ------------


             Federal National Mortgage Association - 25.59%

  1,175,000  6.16%, 03/29/01, MTN                     1,163,679
    750,000  6.45%, 04/23/01, MTN                       749,653
  1,000,000  6.20%, 07/10/03                            967,600
  1,153,305  7.48%, 08/17/03, Series 1996-M6
             Class A, CMO, REMIC (A)                  1,183,219
  1,327,532  6.50%, 05/01/08 (A)                      1,308,920
  1,300,000  8.40%, 02/25/09, Series 1994-M5
             Class B, CMO, REMIC (A)                  1,366,219
    156,017  8.00%, 04/01/09 (A)                        160,172
  1,227,600  7.50%, 06/01/12 (A)                      1,245,400
  1,000,000  6.40%, 11/25/10, Series 1995-T2,
             Class A-2 (A)                              999,688
  1,570,252  7.50%, 12/01/09 (A)                      1,597,684
    115,640  7.00%, 05/01/17 (A)                        116,025
  1,250,000  7.00%, 06/25/26, Series 1996-W2
             Class A-3, REMIC (A)                     1,256,149
                                                   ------------
                                                     12,114,408
                                                   ------------


             Federal Home Loan Mortgage Corporation - 10.65%

    895,000  7.19%, 09/15/99, Series A                  896,580
    392,979  9.50%, 03/01/01, Series 1                  405,161
  1,000,000  5.99%, 03/06/01 (A)                        982,550
    125,062  6.50%, 06/01/04 (A)                        124,311
    226,314  6.50%, 08/01/04 (A)                        222,118
    376,330  8.00%, 09/01/08 (A)                        386,397
    273,421  8.00%, 04/01/09 (A)                        279,308
    101,811  8.00%, 06/01/09 (A)                        104,703
    319,834  8.00%, 08/01/09 (A)                        328,921
    188,266  8.00%, 09/01/09 (A)                        192,319
    343,828  7.90%, 07/01/16                            358,763
    380,266  8.00%, 06/01/19 (A)                        391,883
    336,410  10.00%, 03/01/21 (A)                       366,815
                                                   ------------
                                                      5,039,829
                                                   ------------


             Government National Mortgage Association - 7.42%

    450,304  9.50%, 02/15/06                            474,022
    106,649  8.00%, 12/15/06                            110,735
  2,078,933  7.00%, 06/15/09 (A)                      2,087,270
     99,849  6.50%, 06/15/09 (A)                         98,505
    742,500  7.00%, 06/15/12                            744,282
                                                   ------------
                                                      3,514,814
                                                   ------------


             U.S. Treasury Bond - 2.93%

  1,100,000  10.75%, 08/15/05                         1,387,032
                                                   ------------


             U.S. Government Backed Bond - 2.29%

  1,100,000  Tennessee Valley Power Authority, 1995,
             Series D 6.00%, 11/01/00                 1,084,943
                                                   ------------
             Federal Home Loan Bank - 1.15%
    550,000  6.55%, 03/07/05, Series FX05               545,899
                                                   ------------
             Total U.S. Government
             and Agency Obligations                  42,848,222
             (Cost $42,893,953)                    ------------


ASSET-BACKED SECURITIES (A) - 7.38%


    296,160  Advanta Mortgage Loan Trust
             Series 1995-2, Class A-2
             6.60%, 02/25/10                            296,607

  1,175,000  CS First Boston Mortgage Securities
             Corp. Series 1996-1, Class A-2
             6.70%, 03/15/27                          1,182,050

    700,000  Green Tree Financial Corp
             Senior Subordinate Pass Through
             Certificate Series 1994-7, Class A-3
             8.00%, 03/15/20                            713,090

    106,094  Green Tree Recreational Equipment &
             Consumer Trust Series 1996-A,
             Class A-1 5.55%, 02/15/18                  103,125

  1,200,000  Premier Auto Trust
             Series 1995-4, Class A-4
             6.00%, 05/06/00                          1,200,360
                                                   ------------
             Total Asset-Backed Securities            3,495,232
             (Cost $3,521,251)                     ------------


   Shares
  --------
INVESTMENT COMPANY - 0.01%

      3,713  State Street Bank Temp Fund                  3,713
                                                   ------------
             Total Investment Company                     3,713
             (Cost $3,713)                         ------------


Total Investments - 97.89%                           46,347,167
(Cost $46,418,917)                                 ------------

Net Other Assets and Liabilities - 2.11%                997,448
                                                   ------------
Net Assets - 100.00%                               $ 47,344,615
                                                   ============

----------------------------------------------
(A)    Pass Through Certificates
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note
REMIC  Real Estate Mortgage Investment Conduit

OTHER INFORMATION

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

            Moody's Ratings
            Aaa         100.00%
                        =======

                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                             Government Bond Fund
--------------------------------------------------------------------------------
        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 1997, the aggregate cost of investment securities for tax purposes was $46,418,917. Net unrealized appreciation (depreciation) aggregated $(71,750) of which $199,633 related to appreciated investment securities and $(271,383) related to depreciated investment securities.

As of December 31, 1996, the portfolio had capital loss carryforwards which expire as follows: $1,544,794 in 2002; $515,322 in 2003; and $461,593 in 2004.

OTHER INFORMATION

For the six months ended June 30, 1997, the aggregated proceeds of sales, other than from short-term investments, was $243,711 from non-governmental issuers and the aggregated cost of purchases and the proceeds from sales, other than short-term investments, was $13,730,340 and $13,313,340 from U.S. Government and Agency issuers, respectively.


                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                               MONEY MARKET FUND
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      Value
Par Value                                           (Note 2)
-------------------------------------------------------------

U.S. AGENCY OBLIGATIONS - 18.76%

            Federal Home Loan Mortgage Corporation - 9.77%

$10,000,000  5.41%, 07/15/97                      $   9,978,961
 13,120,000  5.22%, 08/15/97                         13,030,688
  1,930,000  5.24%, 01/30/98                          1,870,164
                                                  -------------
                                                     24,879,813
                                                  -------------


            Federal Farm Credit Bank - 4.71%

  7,500,000  5.55%, 08/01/97                          7,499,233
  2,625,000  5.25%, 10/31/97                          2,578,629
  2,000,000  5.47%, 03/23/98                          1,919,469
                                                  -------------
                                                     11,997,331
                                                  -------------


             Federal National Mortgage Association - 3.69%

    500,000  5.64%, 09/03/97                            500,158
  9,000,000  5.55%, 09/25/97                          8,880,675
                                                  -------------
                                                      9,380,833
                                                  -------------


            Federal Home Loan Bank - 0.59%

  1,500,000  5.61%, 07/07/97                          1,498,598
                                                  -------------
            Total U.S. Agency Obligations            47,756,575
                                                  -------------
            (Cost $47,756,575)


CORPORATE NOTES AND BONDS - 18.27%

            Finance - 6.81%

 3,000,000  American Honda Finance Corp., MTN
            5.92%, 08/15/97 (B) *                     3,000,000
   925,000  Beneficial Corp., Series E, MTN
            6.99%, 12/11/97                             928,162
   255,000  Ford Capital BV, Yankee Debenture
            9.13%, 05/01/98
            Guaranteed: Ford Motor Co.                  260,539
 5,750,000  General Electric Capital Corp.,
            Series A, MTN 5.36%, 01/20/98             5,730,450
 1,400,000  General Motors Acceptance Corp., MTN
            7.30%, 02/02/98                           1,410,817
 1,100,000  General Motors Acceptance Corp., MTN
            6.50%, 07/25/97                           1,100,579
 3,000,000  General Motors Acceptance Corp., MTN
            6.07%, 08/01/97 *                         3,000,358
 1,000,000  Southwestern Bell Capital Corp.,
            Series C, MTN  7.75%, 10/30/97            1,005,801
   899,000  Texaco Capital, Inc., MTN
            8.65%, 07/23/97
            Guaranteed: Texaco, Inc.                    900,646
                                                  -------------
                                                     17,337,352
                                                  -------------


            Securities Brokers and Dealers - 4.69%

  3,500,000 Goldman Sachs Group, LP
            Series E, Euro MTN
            6.20%, 05/29/98 *                         3,507,713
  1,000,000 Bear Stearns Cos., Inc., Series B, MTN
            6.07%, 02/17/98 *                         1,001,180
  2,500,000 Bear Stearns Cos., Inc., Series B, MTN
            6.16%, 02/23/98 *                         2,506,568
  3,000,000 Bear Stearns Cos., Inc., Series B, MTN
            5.75%, 10/08/97 *                         3,000,000
  1,915,000 Lehman Brothers Holdings, Inc.,
            Series E, MTN 6.73%, 02/27/98             1,924,595
                                                  -------------
                                                     11,940,056
                                                  -------------


            Banking - 3.55%

  4,000,000 BankAmerica Corp., Series G, MTN
            6.88%, 11/20/97                           4,014,090
  2,000,000 MBNA Corp., Senior MTN
            7.25%, 12/10/97                           2,011,245
  3,000,000 Wells Fargo & Co., Series B, MTN
            5.89%, 12/29/97 *                         3,000,767
                                                  -------------
                                                      9,026,102
                                                  -------------


            Utilities - 1.62%

  1,000,000 Virginia Electric & Power Co.
            First Mortgage, Series A
            9.38%, 06/01/98                           1,027,014
  3,060,000 WMX Technologies, Inc.
            8.13%, 02/01/98                           3,099,826
                                                  -------------
                                                      4,126,840
                                                  -------------


            Consumer Goods - 0.99%

  2,500,000 PepsiCo, Inc.
            6.13%, 01/15/98                           2,504,802
                                                  -------------


            Retail - 0.61%

  1,525,000 Sears Roebuck & Co., Debenture
            9.25%, 04/15/98                           1,558,794
                                                  -------------
            Total Corporate Notes and Bonds          46,493,946
                                                  -------------
            (Cost $46,493,946)


MUNICIPAL BOND - 1.57%

 4,000,000  Nebraska Higher Education Loan
            Program, Inc. 5.60%, 07/17/97             3,990,044
                                                  -------------
            Total Municipal Bond                      3,990,044
                                                  -------------
            (Cost $3,990,044)

                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                               MONEY MARKET FUND
--------------------------------------------------------------------------------
         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                       Value
Par Value                                            (Note 2)
--------------------------------------------------------------

COMMERCIAL PAPER - 55.36%

             Finance - 22.78%
$ 5,000,000  Asset Backed Capital Finance, Inc.
             5.83%, 11/14/97                       $  4,999,640
  9,000,000  Associates Corp. of North America
             5.62%, 07/21/97                          8,971,900
  2,500,000  Bil North America, Inc.
             5.65%, 12/10/97                          2,436,438
  3,000,000  Jefferson Smurfit Finance Corp.,
             Series A 5.60%, 08/28/97                 2,972,933
  4,500,000  Jefferson Smurfit Finance Corp.,
             Series A 5.60%, 09/02/97                 4,455,900
  3,163,000  Madison Funding, Inc.
             5.70%, 08/05/97                          3,145,472
    600,000  National Fleet Funding Corp.
             7.00%, 08/15/97                            595,725
  8,500,000  Norwest Financial, Inc.
             5.53%, 07/28/97                          8,464,746
  5,000,000  Prudential Funding Corp.
             5.54%, 07/14/97                          4,989,997
  4,200,000  Toshiba Capital Asia Corp.
             5.75%, 07/22/97                          4,185,913
  2,500,000  Toshiba International Finance
             5.70%, 08/14/97                          2,482,583
  5,355,000  UBS Finance, Inc.
             6.20%, 07/01/97                          5,355,000
  5,000,000  Unifunding, Inc.
             5.58%, 09/17/97                          4,939,550
                                                   ------------
                                                     57,995,797
                                                   ------------


             Security Brokers and Dealers - 9.89%

  2,000,000  Bear Stearns Cos., Inc.
             5.58%, 09/18/97                          1,975,510
  3,000,000  European Investment Bank
             5.76%, 11/03/97                          2,940,104
  2,500,000  Goldman Sachs Group, LP
             5.85%, 11/17/97                          2,443,821
  8,000,000  Merrill Lynch & Co., Inc.
             5.62%, 09/18/97                          7,901,338
  2,500,000  Paine Webber Group, Inc.
             5.45%, 08/13/97                          2,483,726
  4,500,000  Paine Webber Group, Inc.
             5.77%, 08/22/97                          4,462,495
  3,000,000  Paine Webber Group, Inc.
             5.70%, 09/16/97                          2,963,425
                                                   ------------
                                                     25,170,419
                                                   ------------


             Banking - 7.05%

  5,000,000  Citicorp
             6.25%, 07/01/97                       $  4,999,997
  7,000,000  Citicorp
             5.72%, 07/07/97                          6,993,327
  1,000,000  Bank of Boston Corp.
             5.70%, 10/31/97                            980,683
  2,000,000  Corestates Bank of North America
             5.72%, 11/03/97                          1,960,278
  3,000,000  Societe Generale of North America, Inc.
             5.36%, 07/14/97                          2,994,193
                                                   ------------
                                                     17,928,478
                                                   ------------


             Automotive - 4.48%

  2,500,000  Hyundai Motor Finance Co.
             5.38%, 07/02/97                          2,499,626
  9,000,000  Mitsubishi Motors Credit of
             America, Inc. 5.69%, 09/11/97            8,897,680
                                                   ------------
                                                     11,397,306
                                                   ------------


             Utilities - 3.61%

  2,050,000  Narragansett Electric Co.
             6.25%, 07/01/97                          2,050,000
  7,185,000  Songs Fuel Co.
             5.68%, 08/04/97                          7,146,456
                                                   ------------
                                                      9,196,456
                                                   ------------


             Electronics - 2.90%

  4,200,000  Avnet, Inc.
             6.25%, 07/01/97                          4,200,000
  3,200,000  Sharp Electronics Corp.
             5.57%, 08/15/97                          3,177,720
                                                   ------------
                                                      7,377,720
                                                   ------------


             Insurance - 2.73%

  7,000,000  Internationale Nederlanden
             U.S. Insurance Holdings, Inc.
             5.58%, 08/19/97                          6,946,835
                                                   ------------


             Consumer Goods - 1.44%

  3,700,000  Stanley Works
             5.57%, 08/19/97                          3,671,899
                                                   ------------


             Industrial - 0.29%

    750,000  Anheuser-Busch Cos., Inc.
             5.67%, 12/19/97                            729,801
                                                   ------------


             Energy - 0.19%

    490,000  Laclede Gas Co.
             5.60%, 07/18/97                            488,704
                                                   ------------
             Total Commercial Paper                 140,903,415
                                                   ------------
             (Cost $140,903,415)

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                               MONEY MARKET FUND
--------------------------------------------------------------------------------
         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      Value
Par Value                                           (Note 2)
-------------------------------------------------------------

CERTIFICATE OF DEPOSIT - 3.93%

$ 10,000,000 Skandinaviska Enskilda Banken
             6.54%, 06/03/98 *                     $ 10,000,000
                                                   ------------
             Total Certificate of Deposit            10,000,000
                                                   ------------
             (Cost $10,000,000)


BANKERS' ACCEPTANCE - 1.18%

   3,000,000 Suntrust Bank Atlanta
             5.58%, 07/08/97                          2,996,745
                                                   ------------
             Total Bankers' Acceptance                2,996,745
                                                   ------------
             (Cost $2,996,745)


     Shares
    --------

INVESTMENT COMPANY - 0.01%

      26,174 State Street Bank Temp Fund                 26,174
                                                   ------------
             Total Investment Company                    26,174
                                                   ------------
             (Cost $26,174)

Total Investments - 99.08%                          252,166,899
                                                   ------------
(Cost $252,166,899)
Net Other Assets and Liabilities - 0.92%              2,344,562
                                                   ------------
Net Assets - 100.00%                               $254,511,461
                                                   ============

----------------------------------------------------
 * Interest is reset at various time intervals. The rate shown reflects the rate currently in effect at June 30, 1997.
(A)    Effective yield at time of purchase.
(B) Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. As of June 30, 1997, these securities amounted to $3,000,000 or 1.18% of net assets.
MTN    Medium Term Note


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 1997, the aggregate cost of investment securities for tax purposes was $252,166,899.

As of December 31, 1996, the portfolio had capital loss carryforwards which expire as follows: $347 in 2002; $144 in 2003; and $35,977 in 2004.


OTHER INFORMATION

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

            Moody's Ratings
                  Aaa         100.00%
                              =======


                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------


        STATEMENTS OF ASSETS AND LIABILITIES . June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Select            Select        Small-Mid Cap        Select
                                                                  Aggressive          Capital           Value         International
                                                                  Growth Fund    Appreciation Fund      Fund           Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
    Investments (Note 2):
       Investments at cost ...................................    $ 380,568,995     $ 165,384,753     $ 140,739,888    $ 297,084,239
       Net unrealized appreciation (depreciation) ............      111,225,231        27,694,917        17,363,950       54,605,295
                                                                  -------------     -------------     -------------    -------------
         Total investments at value ..........................      491,794,226       193,079,670       158,103,838      351,689,534
    Cash .....................................................             --                --                --                 27
    Foreign currency
          (Cost $545,654 and $6,526,077 respectively)
          (Notes 2 and 7) ....................................             --             545,069              --          6,524,929
    Receivable for investments sold ..........................          477,037         1,499,247         2,355,034          187,213
    Receivable for shares sold ...............................          453,962           218,230           115,913        1,600,930
    Receivable for foreign currency sold .....................             --           3,786,880              --               --
    Interest and dividend receivables ........................          136,794            11,735           211,424        1,268,221
    Deferred organizational expense (Note 2) .................             --               3,619              --               --
    Dividend tax reclaim receivables .........................             --              10,999              --            298,123
    Net unrealized appreciation on
       forward currency contracts (Notes 2 and 8) ............             --                --                --            413,944
                                                                  -------------     -------------     -------------    -------------
         Total Assets ........................................      492,862,019       199,155,449       160,786,209      361,982,921
                                                                  -------------     -------------     -------------    -------------

LIABILITIES:
    Payable for investments purchased ........................        1,874,997         3,307,307         4,994,640        6,580,341
    Payable for foreign currency purchased ...................             --           4,300,257              --          2,677,262
    Payable for shares repurchased ...........................             --                --                --               --
    Payable for variation margin .............................             --                --                --               --
    Payable to Custodian .....................................             --             608,135              --               --
    Net unrealized depreciation on forward foreign
       currency contracts (Notes 2 and 8) ....................             --             225,126              --               --
    Advisory fee payable (Note 3) ............................          390,047           151,543           112,666          280,209
    Accrued expenses and other payables ......................           97,090            16,319            30,406          146,509
                                                                  -------------     -------------     -------------    -------------
         Total Liabilities ...................................        2,362,134         8,608,687         5,137,712        9,684,321
                                                                  -------------     -------------     -------------    -------------
NET ASSETS ...................................................    $ 490,499,885     $ 190,546,762     $ 155,648,497    $ 352,298,600
                                                                  =============     =============     =============    =============

NET ASSETS consist of
    Paid-in capital (Note 6) .................................    $ 380,461,501     $ 173,438,158     $ 118,213,556    $ 288,656,613
    Undistributed (distribution in excess of)
       net investment income (loss) ..........................       (1,234,267)         (155,573)          428,739        1,519,238
    Accumulated (distribution in excess of)
       net realized gain (loss) on investments
       sold, foreign currency transactions
       and futures contracts .................................           47,420       (10,204,283)       19,642,252        7,093,747
    Net unrealized appreciation (depreciation) of
       investments, assets and liabilities in
       foreign currency and futures contracts ................      111,225,231        27,468,460        17,363,950       55,029,002
                                                                  -------------     -------------     -------------    -------------
TOTAL NET ASSETS .............................................    $ 490,499,885     $ 190,546,762     $ 155,648,497    $ 352,298,600
                                                                  =============     =============     =============    =============

Shares of beneficial interest outstanding
    (unlimited authorization, no par value) ..................      228,820,840       123,656,178        91,597,533      241,468,195

NET ASSET VALUE,
    Offering and redemption price per share
    (Net Assets/Shares Outstanding) ..........................    $       2.144     $       1.541     $       1.699    $       1.459
                                                                  =============     =============     =============    =============






                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Select                         Equity      Select Growth
                                                                          Growth          Growth          Index       and Income
                                                                           Fund            Fund           Fund           Fund
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
    Investments (Note 2):
       Investments at cost ........................................   $ 285,737,350   $ 542,427,274   $ 159,039,112   $ 313,566,527
       Net unrealized appreciation (depreciation) .................      61,339,989     130,781,557      70,200,869      74,129,159
                                                                      -------------   -------------   -------------   -------------
         Total investments at value ...............................     347,077,339     673,208,831     229,239,981     387,695,686
    Cash ..........................................................         682,567           9,330          96,610         466,438
    Foreign currency
          (Cost $545,654 and $6,526,077 respectively)
          (Notes 2 and 7) .........................................            --              --              --              --

    Receivable for investments sold ...............................         183,174       4,427,288            --         3,090,507
    Receivable for shares sold ....................................         494,439          46,037         158,871         492,541
    Receivable for foreign currency sold ..........................            --              --              --              --
    Interest and dividend receivables .............................         408,349       1,116,739         274,394         652,914
    Deferred organizational expense (Note 2) ......................            --              --              --              --
    Dividend tax reclaim receivables ..............................            --              --              --              --
    Net unrealized appreciation on
       forward currency contracts (Notes 2 and 8) .................            --              --              --              --
                                                                      -------------   -------------   -------------   -------------
         Total Assets .............................................     348,845,868     678,808,225     229,769,856     392,398,086
                                                                      -------------   -------------   -------------   -------------

LIABILITIES:
    Payable for investments purchased .............................       3,251,031      10,032,666            --         2,713,260
    Payable for foreign currency purchased ........................            --              --              --              --
    Payable for shares repurchased ................................            --           223,923            --              --
    Payable for variation margin ..................................            --              --            16,625            --
    Payable to Custodian ..........................................            --              --              --              --
    Net unrealized depreciation on forward foreign
       currency contracts (Notes 2 and 8) .........................            --              --              --              --
    Advisory fee payable (Note 3) .................................         234,148         225,316          58,768         236,161
    Accrued expenses and other payables ...........................          50,146         114,922          39,785          59,247
                                                                      -------------   -------------   -------------   -------------
         Total Liabilities ........................................       3,535,325      10,596,827         115,178       3,008,668
                                                                      -------------   -------------   -------------   -------------
NET ASSETS ........................................................   $ 345,310,543   $ 668,211,398   $ 229,654,678   $ 389,389,418
                                                                      =============   =============   =============   =============

NET ASSETS consist of
    Paid-in capital (Note 6) ......................................   $ 270,686,168   $ 473,575,873   $ 155,079,991   $ 302,646,387
    Undistributed (distribution in excess of)
       net investment income (loss) ...............................         809,637          12,537           2,495         (10,480)
    Accumulated (distribution in excess of) net realized
       gain (loss) on investments sold, foreign currency
       transactions and futures contracts .........................      12,474,749      63,841,431       4,378,648      12,624,352
    Net unrealized appreciation (depreciation) of investments, assets and liabilities in foreign currency and
        futures contracts .........................................      61,339,989     130,781,557      70,193,544      74,129,159
                                                                      -------------   -------------   -------------   -------------
TOTAL NET ASSETS ..................................................   $ 345,310,543   $ 668,211,398   $ 229,654,678   $ 389,389,418
                                                                      =============   =============   =============   =============

Shares of beneficial interest outstanding
    (unlimited authorization, no par value) .......................     204,874,845     252,680,861      89,103,832     248,168,215

NET ASSET VALUE,
    Offering and redemption price per share
    (Net Assets/Shares Outstanding) ...............................   $       1.685   $       2.644   $       2.577   $       1.569
                                                                      =============   =============   =============   =============

------------------------------------------------------------------------------------------------------------------------------------
                                                                Investment Grade     Government        Money
                                                                   Income               Bond          Market
                                                                    Fund                Fund           Fund
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
    Investments (Note 2):
       Investments at cost ...................................   $ 166,804,583    $  46,418,917    $ 252,166,899
       Net unrealized appreciation (depreciation) ............         406,514          (71,750)            --
                                                                 -------------    -------------    -------------
         Total investments at value ..........................     167,211,097       46,347,167      252,166,899
    Cash .....................................................       2,948,690        1,100,297           78,855
    Foreign currency
          (Cost $545,654 and $6,526,077 respectively)
          (Notes 2 and 7) ....................................            --               --               --
    Receivable for investments sold ..........................          85,867           54,076             --
    Receivable for shares sold ...............................         139,291          191,256        1,663,347
    Receivable for foreign currency sold .....................            --               --               --
    Interest and dividend receivables ........................       2,018,577          694,517          855,957
    Deferred organizational expense (Note 2) .................            --               --               --
    Dividend tax reclaim receivables .........................            --               --               --
    Net unrealized appreciation on
       forward currency contracts (Notes 2 and 8) ............            --               --               --
                                                                 -------------    -------------    -------------
         Total Assets ........................................     172,403,522       48,387,313      254,765,058
                                                                 -------------    -------------    -------------

LIABILITIES:
    Payable for investments purchased ........................       2,851,841          997,050             --
    Payable for foreign currency purchased ...................            --               --               --
    Payable for shares repurchased ...........................            --               --            150,915
    Payable for variation margin .............................            --               --               --
    Payable to Custodian .....................................            --               --               --
    Net unrealized depreciation on forward foreign
       currency contracts (Notes 2 and 8) ....................            --               --               --
    Advisory fee payable (Note 3) ............................          54,725           19,233           55,208
    Accrued expenses and other payables ......................          58,628           26,415           47,474
                                                                 -------------    -------------    -------------
         Total Liabilities ...................................       2,965,194        1,042,698          253,597
                                                                 -------------    -------------    -------------
NET ASSETS ...................................................   $ 169,438,328    $  47,344,615    $ 254,511,461
                                                                 =============    =============    =============

NET ASSETS consist of
    Paid-in capital (Note 6) .................................   $ 170,537,859    $  50,050,052    $ 254,554,165
    Undistributed (distribution in excess of)
       net investment income (loss) ..........................          16,124            8,532             --
    Accumulated (distribution in excess of) net realized
       gain (loss) on investments sold, foreign currency
       transactions and futures contracts ....................      (1,522,169)      (2,642,219)         (42,704)
    Net unrealized appreciation (depreciation) of investments, assets and liabilities in foreign currency and
        futures contracts ....................................         406,514          (71,750)            --
                                                                 -------------    -------------    -------------
TOTAL NET ASSETS .............................................   $ 169,438,328    $  47,344,615    $ 254,511,461
                                                                 =============    =============    =============

Shares of beneficial interest outstanding
    (unlimited authorization, no par value) ..................     156,644,399       45,922,898      254,554,165

NET ASSET VALUE,
    Offering and redemption price per share
    (Net Assets/Shares Outstanding) ..........................   $       1.082    $       1.031    $       1.000
                                                                 =============    =============    =============


---------------------------------------------------------

--------------------------------------------------------------------------------
                           Allmerica Investment Trust
--------------------------------------------------------------------------------
    STATEMENTS OF OPERATIONS . For six months ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                   Select            Select        Small-Mid Cap        Select
                                                                 Aggressive          Capital           Value         International
                                                                 Growth Fund     Appreciation Fund      Fund           Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest (Note 2) ......................................     $    267,189      $    141,083      $    166,327      $     53,611
    Dividends (Note 2) .....................................          823,454           535,242           887,334         5,148,556
    Less net foreign taxes withheld ........................             --              (9,303)             --            (815,139)
                                                                 ------------      ------------      ------------      ------------
       Total investment income .............................        1,090,643           667,022         1,053,661         4,387,028
                                                                 ------------      ------------      ------------      ------------

EXPENSES
    Investment advisory fees (Notes 3 and 4) ...............        2,117,634           774,339           588,763         1,463,905
    Custodian fees (Note 3) ................................           35,424            25,222             4,772           164,964
    Fund accounting fees (Note 3) ..........................           33,829            30,948            22,091            34,904
    Legal fees .............................................            3,071             1,670               460             3,087
    Audit fees .............................................            4,919             6,953             1,925             5,875
    Trustees' fees and expenses (Note 3) ...................            3,639             1,295             2,692             2,394
    Reports to shareholders ................................          124,742            43,836            80,560            94,374
    Amortization of organization costs (Note 2) ............             --                 636              --                --
    Miscellaneous ..........................................            1,652             5,045              --              10,246
                                                                 ------------      ------------      ------------      ------------
       Total expenses before reductions and waiver .........        2,324,910           889,944           701,263         1,779,749
       Less reductions (Note 5) ............................             --                --             (56,269)          (19,545)
       Less waiver (Note 4) ................................             --                --             (20,072)             --
                                                                 ------------      ------------      ------------      ------------
       Total expenses net of reductions and waiver .........        2,324,910           889,944           624,922         1,760,204
                                                                 ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS) ...............................       (1,234,267)         (222,922)          428,739         2,626,824
                                                                 ------------      ------------      ------------      ------------

NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS (Note 2):
    Net realized gain (loss) on investments sold ...........           68,995        (7,337,113)       19,644,759         1,917,388
    Net realized gain (loss) on futures contracts ..........             --                --                --                --
    Net realized gain (loss) on foreign currency
    transactions ...........................................             --            (127,280)             --           5,195,403
    Net change in unrealized appreciation
    (depreciation) of assets and liabilities
    in foreign currency ....................................             --              95,488              --            (695,267)
    Net change in unrealized appreciation
    (depreciation) of investments and futures
    contracts ..............................................       33,058,945        16,425,492        (2,907,080)       16,789,879
                                                                 ------------      ------------      ------------      ------------

NET GAIN (LOSS) ON INVESTMENTS .............................       33,127,940         9,056,587        16,737,679        23,207,403
                                                                 ------------      ------------      ------------      ------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS .......................     $ 31,893,673      $  8,833,665      $ 17,166,418      $ 25,834,227
                                                                 ============      ============      ============      ============

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Select                              Equity       Select Growth
                                                                     Growth            Growth            Index         and Income
                                                                      Fund              Fund              Fund            Fund
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest (Note 2) .......................................     $    351,535      $  1,085,433      $     13,715     $    682,449
    Dividends (Note 2) ......................................        1,763,469         4,655,628         1,797,206        2,941,291
    Less net foreign taxes withheld .........................             --                --                --               --
                                                                  ------------      ------------      ------------     ------------
       Total investment income ..............................        2,115,004         5,741,061         1,810,921        3,623,740
                                                                  ------------      ------------      ------------     ------------

EXPENSES
    Investment advisory fees (Notes 3 and 4) ................        1,194,813         1,263,033           294,960        1,247,523
    Custodian fees (Note 3) .................................           31,219            32,985            40,080           21,090
    Fund accounting fees (Note 3) ...........................           29,218            57,973            38,833           39,348
    Legal fees ..............................................            1,927             5,993             2,089            3,755
    Audit fees ..............................................            3,606             5,375             4,825            3,480
    Trustees' fees and expenses (Note 3) ....................            2,940             4,648             1,412            4,164
    Reports to shareholders .................................           74,204            78,525            57,273           58,250
    Amortization of organization costs (Note 2) .............             --                --                --               --
    Miscellaneous ...........................................             --                --                --               --
                                                                  ------------      ------------      ------------     ------------
       Total expenses before reductions and waiver ..........        1,337,927         1,448,532           439,472        1,377,610
       Less reductions (Note 5) .............................          (32,560)          (87,944)             --            (42,055)
       Less waiver (Note 4) .................................             --                --                --               --
                                                                  ------------      ------------      ------------     ------------
       Total expenses net of reductions and waiver ..........        1,305,367         1,360,588           439,472        1,335,555
                                                                  ------------      ------------      ------------     ------------
NET INVESTMENT INCOME (LOSS) ................................          809,637         4,380,473         1,371,449        2,288,185
                                                                  ------------      ------------      ------------     ------------

NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS (Note 2):
    Net realized gain (loss) on investments sold ............       12,551,663        64,299,413         4,375,971       12,703,699
    Net realized gain (loss) on futures contracts ...........             --                --              55,647             --
    Net realized gain (loss) on foreign currency
    transactions ............................................             --                --                --               --
    Net change in unrealized appreciation
    (depreciation) of assets and liabilities
    in foreign currency .....................................             --                --                --               --
    Net change in unrealized appreciation
    (depreciation) of investments and futures contracts .....       36,419,775        28,291,982        29,485,317       29,858,541
                                                                  ------------      ------------      ------------     ------------

NET GAIN (LOSS) ON INVESTMENTS ..............................       48,971,438        92,591,395        33,916,935       42,562,240
                                                                  ------------      ------------      ------------     ------------
 NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS ........................     $ 49,781,075      $ 96,971,868      $ 35,288,384     $ 44,850,425
                                                                  ============      ============      ============     ============


------------------------------------------------------------------------------------------------------------------------------------
                                                                           Investment Grade         Government            Money
                                                                                Income                 Bond               Market
                                                                                 Fund                  Fund                Fund
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest (Note 2) ...............................................         $ 5,779,412          $ 1,523,854          $ 6,342,349
    Dividends (Note 2) ..............................................             122,100               21,838              145,021
    Less net foreign taxes withheld .................................                --                   --                   --
                                                                              -----------          -----------          -----------
       Total investment income ......................................           5,901,512            1,545,692            6,487,370
                                                                              -----------          -----------          -----------


EXPENSES
    Investment advisory fees (Notes 3 and 4) ........................             325,479              115,519              313,851
    Custodian fees (Note 3) .........................................              20,293               10,148               33,265
    Fund accounting fees (Note 3) ...................................              24,311               10,107               28,912
    Legal fees ......................................................               1,529                  424                2,252
    Audit fees ......................................................               4,825                4,325                4,325
    Trustees' fees and expenses (Note 3) ............................               1,186                  329                3,024
    Reports to shareholders .........................................              44,936               25,866               47,267
    Amortization of organization costs (Note 2) .....................                --                   --                   --
    Miscellaneous ...................................................                --                   --                   --
                                                                              -----------          -----------          -----------
       Total expenses before reductions and waiver ..................             422,559              166,718              432,896
       Less reductions (Note 5) .....................................                --                   --                   --
       Less waiver (Note 4) .........................................                --                   --                   --
                                                                              -----------          -----------          -----------
       Total expenses net of reductions and waiver ..................             422,559              166,718              432,896
                                                                              -----------          -----------          -----------
NET INVESTMENT INCOME (LOSS) ........................................           5,478,953            1,378,974            6,054,474
                                                                              -----------          -----------          -----------

NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS (Note 2):
    Net realized gain (loss) on investments sold ....................              72,974              (64,026)              (6,067)
    Net realized gain (loss) on futures contracts ...................                --                   --                   --
    Net realized gain (loss) on foreign currency
    transactions ....................................................                --                   --                   --
    Net change in unrealized appreciation
    (depreciation) of assets and liabilities
    in foreign currency .............................................                --                   --                   --
    Net change in unrealized appreciation
    (depreciation) of investments and futures contracts .............            (247,198)            (147,009)                --
                                                                              -----------          -----------          -----------

NET GAIN (LOSS) ON INVESTMENTS ......................................            (174,224)            (211,035)              (6,067)
                                                                              -----------          -----------          -----------
 NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS ................................         $ 5,304,729          $ 1,167,939          $ 6,048,407
                                                                              ===========          ===========          ===========

--------------------------------------------
                                                                            F-37

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                         Select Aggressive                   Select Capital
                                                            Growth Fund                     Appreciation Fund
---------------------------------------------------------------------------------------------------------------------
                                                 Six Months Ended    Year Ended     Six Months Ended    Year Ended
                                                   June 30, 1997    December 31,      June 30, 1997    December 31,
                                                    (Unaudited)         1996           (Unaudited)         1996
---------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of period................. $407,442,033      $254,871,723     $142,680,240      $ 41,376,035
                                                   ------------      ------------     ------------      ------------

Increase (Decrease) in net assets resulting from
    operations:
    Net investment income (loss)..................   (1,234,267)       (1,746,724)        (222,922)         (285,112)
    Net realized gain (loss) on investments sold
        and foreign currency transactions.........       68,995        30,022,198       (7,464,393)       (2,941,327)
    Net change in unrealized appreciation
       (depreciation) of investments and assets
       and liabilities in foreign currency........   33,058,945        24,617,401       16,520,980         6,300,578
                                                   ------------      ------------     ------------      ------------
    Net increase (decrease) in net assets
       resulting from operations..................   31,893,673        52,892,875        8,833,665         3,074,139
                                                   ------------      ------------     ------------      ------------

Distributions to shareholders from:
    Net investment income.........................           --                --               --                --
    Distribution in excess of net investment
       income.....................................           --                --               --                --
    Net realized gain on investments..............   (6,808,097)      (27,969,046)              --          (283,116)
    Return of capital.............................           --                --               --            (1,211)
                                                   ------------      ------------     ------------      ------------
       Total distributions........................   (6,808,097)      (27,969,046)              --          (284,327)
                                                   ------------      ------------     ------------      ------------

Capital share transactions:
    Net proceeds from sales of shares.............   59,913,564       118,694,806       40,762,590        99,864,671
    Issued to shareholders in reinvestment
       of distributions...........................    6,808,097        27,969,046               --           284,327
    Cost of shares repurchased....................   (8,749,385)      (19,017,371)      (1,729,733)       (1,634,605)
                                                   ------------      ------------     ------------      ------------
       Net increase (decrease) from
           capital share transactions.............   57,972,276       127,646,481       39,032,857        98,514,393
                                                   ------------      ------------     ------------      ------------
       Total increase (decrease) in net assets....   83,057,852       152,570,310       47,866,522       101,304,205
                                                   ------------      ------------     ------------      ------------
NET ASSETS at end of period (including line A).... $490,499,885      $407,442,033     $190,546,762      $142,680,240
                                                   ============      ============     ============      ============
(A) Undistributed (distribution in excess of)
       net investment income (loss)............... $ (1,234,267)     $         --     $   (155,573)     $     67,349
                                                   ============      ============     ============      ============
OTHER INFORMATION:
Share transactions:
    Sold..........................................   30,156,817        58,055,566       28,796,095        66,830,275
    Issued to shareholders in reinvestment of
       distributions..............................    3,175,418        13,670,395               --           183,318
    Repurchased...................................   (4,564,866)       (9,614,883)      (1,246,565)       (1,127,407)
                                                   ------------      ------------     ------------      ------------
       Net increase (decrease) in shares
       outstanding................................   28,767,369        62,111,078       27,549,530        65,886,186
                                                   ============      ============     ============      ============

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

                                                                     Small-Mid Cap               Select International
                                                                      Value Fund                      Equity Fund
------------------------------------------------------------------------------------------------------------------------------------

                                                            Six Months Ended    Year Ended    Six Months Ended  Year Ended
                                                             June 30, 1997     December 31,    June 30, 1997   December 31,
                                                               (Unaudited)        1996          (Unaudited)        1996
                                                           ------------------------------------------------------------------
NET ASSETS at beginning of period.................            $113,968,577    $ 64,574,553     $246,876,936    $104,312,134
                                                              ------------    ------------     ------------    ------------

Increase (Decrease) in net assets resulting from
    operations:
    Net investment income (loss)..................                 428,739         782,305        2,626,824       2,064,136
    Net realized gain (loss) on investments sold
        and foreign currency transactions.........              19,644,759       5,770,562        7,112,791       4,719,958
    Net change in unrealized appreciation
       (depreciation) of investments and assets
       and liabilities in foreign currency........              (2,907,080)     14,617,015       16,094,612      29,610,329
                                                              ------------    ------------     ------------    ------------
    Net increase (decrease) in net assets
       resulting from operations..................              17,166,418      21,169,882       25,834,227      36,394,423
                                                              ------------    ------------     ------------    ------------

Distributions to shareholders from:
    Net investment income.........................                     --         (783,366)      (1,288,027)     (2,205,116)
    Distribution in excess of net investment
       income.....................................                     --               --               --      (2,413,338)
    Net realized gain on investments..............               (746,935)      (4,985,294)      (1,407,289)       (540,596)
    Return of capital.............................                     --               --               --              --
                                                              ------------    ------------     ------------    ------------
       Total distributions........................               (746,935)     (5,768,660)       (2,695,316)     (5,159,050)
                                                              ------------    ------------     ------------    ------------

Capital share transactions:
    Net proceeds from sales of shares.............              25,259,618      31,326,184       85,705,479     111,783,820
    Issued to shareholders in reinvestment
    of distributions..............................                 746,935       5,768,660        2,695,316       5,159,050
    Cost of shares repurchased....................                (746,116)     (3,102,042)      (6,118,042)     (5,613,441)
                                                              ------------    ------------     ------------    ------------
       Net increase (decrease) from
           capital share transactions.............              25,260,437      33,992,802       82,282,753     111,329,429
                                                              ------------    ------------     ------------    ------------
       Total increase (decrease) in net assets....              41,679,920      49,394,024      105,421,664     142,564,802
                                                              ------------    ------------     ------------    ------------
NET ASSETS at end of period (including line A)....            $155,648,497    $113,968,577     $352,298,600    $246,876,936
                                                              ============    ============     ============    ============
(A) Undistributed (distribution in excess of)
       net investment income (loss)...............            $    428,739    $         --     $  1,519,238    $    180,441
                                                              ============    ============     ============    ============
OTHER INFORMATION:
Share transactions:
    Sold..........................................              16,180,880      21,714,353       61,904,034      91,002,428
    Issued to shareholders in reinvestment of
    distributions.................................                 439,632       3,817,804        1,847,372       3,819,374
    Repurchased...................................                (471,617)     (2,237,893)      (4,371,563)     (4,536,939)
                                                              ------------    ------------     ------------    ------------
       Net increase (decrease) in shares
       outstanding................................              16,148,895      23,294,264       59,379,843      90,284,863
                                                              ============    ============     ============    ============


------------------------------------------------------------------------------------------------------------------------------------

                                                                            Select Growth
                                                                               Fund                         Growth Fund
------------------------------------------------------------------------------------------------------------------------------------

                                                              Six Months Ended   Year Ended   Six Months Ended   Year Ended
                                                                June 30, 1997   December 31,    June 30, 1997   December 31,
                                                                 (Unaudited)        1996         (Unaudited)        1996
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS at beginning of period.................              $228,551,251    $143,124,686    $556,750,605    $444,870,953
                                                                ------------    ------------    ------------    ------------

Increase (Decrease) in net assets resulting from
    operations:
    Net investment income (loss)..................                   809,637         668,264       4,380,473      10,150,991
    Net realized gain (loss) on investments sold
        and foreign currency transactions.........                12,551,663      38,302,869      64,299,413      60,695,723
    Net change in unrealized appreciation
       (depreciation) of investments and assets
       and liabilities in foreign currency........                36,419,775      (4,304,728)     28,291,982      21,064,610
                                                                ------------    ------------    ------------    ------------
    Net increase (decrease) in net assets
       resulting from operations..................                49,781,075      34,666,405      96,971,868      91,911,324
                                                                ------------     ------------    ------------    ------------

Distributions to shareholders from:
    Net investment income.........................                        --        (671,407)     (4,367,936)    (10,182,273)
    Distribution in excess of net investment
       income.....................................                        --              --              --              --
    Net realized gain on investments..............                (2,196,148)    (32,240,794)    (17,201,911)    (49,801,860)
    Return of capital.............................                        --              --              --              --
                                                                ------------    ------------    ------------    ------------
       Total distributions........................                (2,196,148)    (32,912,201)    (21,569,847)    (59,984,133)
                                                                ------------    ------------    ------------    ------------

Capital share transactions:
    Net proceeds from sales of shares.............                69,818,261      59,903,208      21,739,453      37,725,612
    Issued to shareholders in reinvestment
    of distributions..............................                 2,196,148      32,912,201      21,569,847      59,984,133
    Cost of shares repurchased....................                (2,840,044)     (9,143,048)     (7,250,528)    (17,757,284)
                                                                ------------    ------------    ------------    ------------
       Net increase (decrease) from
           capital share transactions.............                69,174,365      83,672,361      36,058,772      79,952,461
                                                                ------------    ------------    ------------    ------------
       Total increase (decrease) in net assets....               116,759,292      85,426,565     111,460,793     111,879,652
                                                                ------------    ------------    ------------    ------------
NET ASSETS at end of period (including line A)....              $345,310,543    $228,551,251   $ 668,211,398    $556,750,605
                                                                ============    ============    ============    ============
(A) Undistributed (distribution in excess of)                   $    809,637    $         --    $     12,537    $         --
       net investment income (loss)...............              ============    ============    ============    ============

OTHER INFORMATION:
Share transactions:
    Sold..........................................                45,631,948      38,406,099       8,649,275      16,203,094
    Issued to shareholders in reinvestment of
    distributions.................................                 1,303,352      23,015,341       8,244,535      25,711,571
    Repurchased...................................                (1,870,437)     (6,129,428)     (2,892,288)     (7,659,186)
                                                                ------------    ------------    ------------    ------------
       Net increase (decrease) in shares
       outstanding................................                45,064,863      55,292,012      14,001,522      34,255,479
                                                                ============    ============    ============    ============

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                            Equity Index                   Select Growth and
                                                                                Fund                          Income Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months Ended    Year Ended     Six Months Ended   Year Ended
                                                                  June 30, 1997    December 31,      June 30, 1997   December 31,
                                                                  (Unaudited)          1996           (Unaudited)        1996
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS at beginning of period ..........................   $ 151,129,661    $  90,888,716    $ 295,637,987    $ 191,610,000
                                                                 -------------    -------------    -------------    -------------

  Increase (Decrease) in net assets resulting from operations:
     Net investment income (loss) ............................       1,371,449        2,095,474        2,288,185        3,415,490
     Net realized gain (loss) on investments sold
        and futures contracts ................................       4,431,618        2,559,793       12,703,699       22,150,624
     Net change in unrealized appreciation
        (depreciation) of investments and futures contracts ..      29,485,317       19,381,336       29,858,541       20,168,372
                                                                 -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets resulting
        from operations ......................................      35,288,384       24,036,603       44,850,425       45,734,486
                                                                 -------------    -------------    -------------    -------------

  Distributions to shareholders from:
     Net investment income ...................................      (1,371,768)      (2,092,660)      (2,298,665)      (3,430,862)
     Distribution in excess of net investment income .........            --               --               --               --
     Net realized gain on investments ........................        (354,491)      (2,189,067)      (4,662,402)     (21,071,408)
                                                                 -------------    -------------    -------------    -------------
        Total distributions ..................................      (1,726,259)      (4,281,727)      (6,961,067)     (24,502,270)
                                                                 -------------    -------------    -------------    -------------

  Capital share transactions:
     Net proceeds from sales of shares .......................      45,271,804       49,502,418       51,358,456       64,430,859
     Issued to shareholders in reinvestment
       of distributions ......................................       1,726,259        4,281,727        6,961,067       24,502,270
     Cost of shares repurchased ..............................      (2,035,171)     (13,298,076)      (2,457,450)      (6,137,358)
                                                                 -------------    -------------    -------------    -------------
        Net increase (decrease) from
            capital share transactions .......................      44,962,892       40,486,069       55,862,073       82,795,771
                                                                 -------------    -------------    -------------    -------------
        Total increase (decrease) in net assets ..............      78,525,017       60,240,945       93,751,431      104,027,987
                                                                 -------------    -------------    -------------    -------------

  NET ASSETS at the end of period (including line A) .........   $ 229,654,678    $ 151,129,661    $ 389,389,418    $ 295,637,987
                                                                 =============    =============    =============    =============

  (A) Undistributed (distributions in excess of)
        net investment income (loss) .........................   $       2,495    $       2,814    $     (10,480)   $        --
                                                                 =============    =============    =============    =============

  OTHER INFORMATION:
  Share transactions:
     Sold ....................................................      19,490,488       24,895,979       34,840,251       46,390,568
     Issued to shareholders in reinvestment
       of distributions ......................................         711,572        2,041,373        4,515,744       17,558,493
     Repurchased .............................................        (892,429)      (6,883,771)      (1,659,083)      (4,557,725)
                                                                 -------------    -------------    -------------    -------------
        Net increase (decrease) in shares outstanding ........      19,309,631       20,053,581       37,696,912       59,391,336
                                                                 =============    =============    =============    =============

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                       Investment Grade                   Government
                                                                         Income Fund                      Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months Ended   Year Ended    Six Months Ended   Year Ended
                                                                   June 30, 1997    December 31,     June 30, 1997   December 31,
                                                                    (Unaudited)         1996          (Unaudited)        1996
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS at beginning of period ..........................   $ 157,327,230    $ 141,625,380    $  46,395,931    $  45,778,124
                                                                 -------------    -------------    -------------    -------------

  Increase (Decrease) in net assets resulting from operations:
     Net investment income (loss) ............................       5,478,953        9,688,573        1,378,974        2,779,448
     Net realized gain (loss) on investments sold
        and futures contracts ................................          72,974          432,085          (64,026)        (507,714)
     Net change in unrealized appreciation
        (depreciation) of investments and
        futures contracts ....................................        (247,198)      (4,620,200)        (147,009)        (764,938)
                                                                 -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets resulting
        from operations ......................................       5,304,729        5,500,458        1,167,939        1,506,796
                                                                 -------------    -------------    -------------    -------------

  Distributions to shareholders from:
     Net investment income ...................................      (5,506,992)      (9,688,573)      (1,376,440)      (2,778,718)
     Distribution in excess of net investment income .........            --            (34,833)            --               --
     Net realized gain on investments ........................            --               --               --               --
                                                                 -------------    -------------    -------------    -------------
        Total distributions ..................................      (5,506,992)      (9,723,406)      (1,376,440)      (2,778,718)
                                                                 -------------    -------------    -------------    -------------

  Capital share transactions:
     Net proceeds from sales of shares .......................      14,679,460       19,642,102        5,070,274       12,572,808
     Issued to shareholders in reinvestment
       of distributions ......................................       5,506,992        9,723,406        1,376,440        2,778,718
     Cost of shares repurchased ..............................      (7,873,091)      (9,440,710)      (5,289,529)     (13,461,797)
                                                                 -------------    -------------    -------------    -------------
        Net increase (decrease) from
            capital share transactions .......................      12,313,361       19,924,798        1,157,185        1,889,729
                                                                 -------------    -------------    -------------    -------------
        Total increase (decrease) in net assets ..............      12,111,098       15,701,850          948,684          617,807
                                                                 -------------    -------------    -------------    -------------

  NET ASSETS at the end of period (including line A) .........   $ 169,438,328    $ 157,327,230    $  47,344,615    $  46,395,931
                                                                 =============    =============    =============    =============

  (A) Undistributed (distributions in excess of)
        net investment income (loss) .........................   $      16,124    $      44,163    $       8,532    $       5,998
                                                                 =============    =============    =============    =============

  OTHER INFORMATION:
  Share transactions:
     Sold ....................................................      13,573,647       18,013,400        4,893,672       11,938,486
     Issued to shareholders in reinvestment
       of distributions ......................................       5,137,195        9,040,646        1,342,331        2,690,564
     Repurchased .............................................      (7,259,622)      (8,682,856)      (5,115,531)     (12,948,203)
                                                                 -------------    -------------    -------------    -------------
        Net increase (decrease) in shares outstanding ........      11,451,220       18,371,190        1,120,472        1,680,847
                                                                 =============    =============    =============    =============

                                                                 ---------------------------------
                                                                           Money Market
                                                                               Fund
                                                                  ---------------------------------
                                                                   Six Months Ended    Year Ended
                                                                     June 30, 1997    December 31,
                                                                      (Unaudited)        1996
                                                                  ---------------------------------
  NET ASSETS at beginning of period ..........................    $ 217,255,732    $ 155,211,174
                                                                  -------------    -------------


  Increase (Decrease) in net assets resulting from operations:
     Net investment income (loss) ............................        6,054,474        9,613,835
     Net realized gain (loss) on investments sold
        and futures contracts ................................           (6,067)         (35,900)
     Net change in unrealized appreciation
        (depreciation) of investments and
        futures contracts ....................................             --               --
                                                                  -------------    -------------
     Net increase (decrease) in net assets resulting
        from operations ......................................        6,048,407        9,577,935
                                                                  -------------    -------------


  Distributions to shareholders from:
     Net investment income ...................................       (6,054,474)      (9,613,835)
     Distribution in excess of net investment income .........             --               --
     Net realized gain on investments ........................             --               --
                                                                  -------------    -------------
        Total distributions ..................................       (6,054,474)      (9,613,835)
                                                                  -------------    -------------


  Capital share transactions:
     Net proceeds from sales of shares .......................      105,829,327      189,973,951
     Issued to shareholders in reinvestment
       of distributions ......................................        6,054,474        9,613,835
     Cost of shares repurchased ..............................      (74,622,005)    (137,507,328)
                                                                  -------------    -------------
        Net increase (decrease) from
            capital share transactions .......................       37,261,796       62,080,458
                                                                  -------------    -------------
        Total increase (decrease) in net assets ..............       37,255,729       62,044,558
                                                                  -------------    -------------


  NET ASSETS at the end of period (including line A) .........    $ 254,511,461    $ 217,255,732
                                                                  =============    =============


  (A) Undistributed (distributions in excess of)
        net investment income (loss) .........................    $        --      $        --
                                                                  =============    =============


  OTHER INFORMATION:
  Share transactions:
     Sold ....................................................      105,829,327      189,973,951
     Issued to shareholders in reinvestment
       of distributions ......................................        6,054,474        9,613,835
     Repurchased .............................................      (74,622,005)    (137,507,328)
                                                                  -------------    -------------
        Net increase (decrease) in shares outstanding ........       37,261,796       62,080,458
                                                                  =============    =============


---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                               Income from Investment Operations                                   Less Distributions
                   --------------------------------------------------------------    -----------------------------------------------
                                                      Net Realized
                         Net                             and                                       Distributions
                        Asset                         Unrealized                     Dividends        from Net
                        Value             Net         Gain (Loss)     Total from      from Net       Realized      Distributions
     Year Ended       Beginning       Investment          on          Investment     Investment       Capital          in
    December 31,      of Period      Income/(2)/      Investments      Operations      Income          Gains         Excess
------------------------------------------------------------------------------------------------------------------------------------

  Select Aggressive
   Growth Fund/(1)/
        1997/(E)/     $ 2.037         $ (0.005)       $ 0.142         $ 0.137        $   --         $ (0.030)      $   --
        1996            1.848           (0.009)         0.351           0.342            --           (0.153)          --
        1995            1.397           (0.001)         0.452           0.451            --               --           --
        1994            1.431           (0.002)        (0.032)         (0.034)           --               --           --
        1993            1.197            0.001          0.234           0.235        (0.001)              --           --
        1992            1.000            0.001          0.197           0.198        (0.001)              --           --
   Select Capital
 Appreciation Fund/(1)/
        1997/(E)/       1.485           (0.002)         0.058           0.056            --               --           --
        1996            1.369           (0.003)         0.124           0.121            --           (0.005)          --
        1995            1.000           (0.001)         0.397           0.396            --           (0.027)          --
    Small-Mid Cap
    Value Fund/(1)/
        1997/(E)/       1.511            0.005          0.191           0.196            --           (0.008)          --
        1996            1.238            0.011          0.342           0.353        (0.011)          (0.069)          --
        1995            1.089            0.009          0.183           0.192        (0.009)          (0.033)      (0.001)/(3)/
        1994            1.170            0.005         (0.081)         (0.076)       (0.005)              --           --
        1993            1.000            0.002          0.176           0.178        (0.002)          (0.006)          --
 Select International
   Equity  Fund/(1)/
        1997/(E)/       1.356            0.010          0.104           0.114        (0.005)          (0.006)          --
        1996            1.136            0.011          0.238           0.249        (0.012)          (0.003)      (0.014)/(4)/
        1995            0.963            0.013          0.176           0.189        (0.011)          (0.005)          --
        1994            1.000            0.003         (0.038)         (0.035)       (0.001)          (0.001)          --

 Select Growth Fund/(1)/
        1997/(E)/      1.430             0.004          0.262           0.266            --           (0.011)          --
        1996           1.369             0.005          0.297           0.302        (0.005)          (0.236)          --
        1995           1.099                --          0.270           0.270            --               --           --
        1994           1.119             0.003         (0.020)         (0.017)       (0.003)              --           --
        1993           1.111             0.001          0.008           0.009        (0.001)              --           --
        1992           1.000             0.001          0.111           0.112        (0.001)              --           --

                       Less Distributions
                       ------------------
                                                                Net
                                                              Increase
                                                             (Decrease)
                                                                in
     Year Ended            Return of          Total           Net Asset
    December 31,           Capital         Distributions        Value
------------------------------------------------------------------------

  Select Aggressive
   Growth Fund/(1)/
        1997/(E)/          $   --          $ (0.030)         $ 0.107
        1996                   --            (0.153)           0.189
        1995                   --                --            0.451
        1994                   --                --           (0.034)
        1993                   --            (0.001)           0.234
        1992                   --            (0.001)           0.197
   Select Capital
 Appreciation Fund/(1)/
        1997/(E)/              --                --            0.056
        1996                   --            (0.005)           0.116
        1995                   --            (0.027)           0.369
    Small-Mid Cap
    Value Fund/(1)/
        1997/(E)/              --            (0.008)           0.188
        1996                   --            (0.080)           0.273
        1995                   --            (0.043)           0.149
        1994                   --            (0.005)          (0.081)
        1993                   --            (0.008)           0.170
 Select International
   Equity  Fund/(1)/
        1997/(E)/              --            (0.011)           0.103
        1996                   --            (0.029)           0.220
        1995                   --            (0.016)           0.173
        1994                   --            (0.002)          (0.037)

 Select Growth Fund/(1)/
        1997/(E)/              --            (0.011)           0.255
        1996                   --            (0.241)           0.061
        1995                   --                --            0.270
        1994                   --            (0.003)          (0.020)
        1993                   --            (0.001)           0.008
        1992                   --            (0.001)           0.111

-------------------------------------------
 *        Annualized
 **       Not Annualized
 (A)      Including reimbursements, waivers, and reductions.
 (B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
 (C)      Excluding reimbursements and reductions.
 (D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
 (E)      For the six months ended June 30, 1997. (unaudited)
 (1) The Select Aggressive Growth Fund commenced operations on August 21, 1992. The Select Capital Appreciation Fund commenced operations on April 28, 1995. The Small-Mid Cap Value Fund (formerly the Small Cap Value Fund) commenced operations on April 30, 1993 and changed investment sub-adviser on January 1, 1997. The Select International Equity Fund commenced operations on May 2, 1994. The Select Growth Fund commenced operations on August 21,1992 and changed Investment Sub-Adviser on July 1, 1996.
 (2) Net investment income per share before reimbursement of fees by the investment adviser or reductions were $0.000 in 1993 and $(0.001) in 1992 for Select Aggressive Growth Fund; $(0.001) in 1995 for Select Capital Appreciation Fund; $0.004 for the six months ended June 30, 1997, $0.010 in 1996, $0.005 in 1994 and $(0.001) in 1993 for Small-
          Mid Cap Value Fund; $0.010 for the six months ended June 30, 1997, $0.011 in 1996 and $0.002 in 1994 for Select International Equity Fund; and $0.003 for the six months ended June 30, 1997, $0.005 in 1996, $0.001 in 1993 and $0.000 in 1992 for Select Growth Fund.
(3)       Distributions in excess of net realized capital gains.
(4)       Distributions in excess of net investment income.

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                            Ratios/Supplemental Data
  ---------------------------------------------------------------------------
                          Ratios To Average Net Assets
               --------------------------------------------------

                     Net Asset             Net Assets
                       Value                 End of     Net                                                    Portfolio   Average
                      End of     Total       Period   Investment     Operating Expenses       Management Fee   Turnover  Commissions
                      Period    Return      (000's)     Income     (A)      (B)      (C)      Gross     Net     Rate      Rate/(D)/
                    ---------  --------   ---------  ---------   ------   ------   ------    ------    ------ --------- ------------
Select Aggressive
 Growth Fund/(1)/
      1997/(E)/        $2.144     6.74%**   $490,500   (0.58)%*   1.10%*   1.10%*   1.10%*    1.00%*    1.00%*    55%    $ 0.0595
      1996              2.037    18.55%      407,442   (0.53)%    1.08%    1.08%    1.08%     1.00%     1.00%    113%      0.0597
      1995              1.848    32.28%      254,872   (0.07)%    1.09%      --     1.09%     1.00%     1.00%    104%          --
      1994              1.397    (2.31)%     136,573   (0.21)%    1.16%      --     1.16%     1.00%     1.00%    100%          --
      1993              1.431    19.51%       66,251    0.10%     1.19%      --     1.23%     1.00%     0.96%     76%          --
      1992              1.197    19.85%**      9,270    0.34%*    1.35%*     --     1.88%*     N/A       N/A      33%          --
 Select Capital
Appreciation Fund/(1)/
      1997/(E)/         1.541     3.77%**    190,547   (0.29)%*   1.15%*   1.15%*   1.15%*    1.00%*    1.00%*    55%      0.0452
      1996              1.485     8.80%      142,680   (0.32)%    1.13%    1.13%    1.13%     1.00%     1.00%     98%      0.0414
      1995              1.369    39.56%**     41,376   (0.25)%*   1.35%*     --     1.42%*    1.00%*    0.93%*    95%          --
  Small-Mid Cap
  Value Fund/(1)/
      1997/(E)/         1.699    12.98%**    155,648    0.66%*    0.96%*   1.05%*   1.08%*    0.91%*    0.88%*    89%       0.0584
      1996              1.511    28.53%      113,969    0.91%     0.95%    0.97%    0.97%     0.85%     0.85%     20%       0.0497
      1995              1.238    17.60%       64,575    0.86%     1.01%      --     1.01%     0.85%     0.85%     17%           --
      1994              1.089    (6.51)%      41,342    0.64%     1.08%      --     1.09%     0.85%     0.84%      4%           --
      1993              1.170    17.74%**     12,731    0.52%*    1.22%*     --     2.03%*    0.85%*    0.04%*     8%           --
Select International
 Equity Fund/(1)/
      1997/(E)/         1.459     8.43%**    352,299    1.79%*    1.20%*   1.22%*   1.22%*    1.00%*    1.00%*     6%       0.0260
      1996              1.356    21.94%      246,877    1.22%     1.20%    1.23%    1.23%     1.00%     1.00%     18%       0.0248
      1995              1.136    19.63%      104,312    1.68%     1.24%      --     1.24%     1.00%     1.00%     24%           --
      1994              0.963    (3.49)%**    40,498    0.87%*    1.50%*     --     1.78%*    1.00%*    0.72%*    19%           --
Select Growth Fund/(1)/
      1997/(E)/         1.685    18.59%**    345,311    0.58%*    0.93%*   0.95%*   0.95%*    0.85%*    0.85%*    49%       0.0450
      1996              1.430    22.02%      228,551    0.38%     0.92%    0.93%    0.93%     0.85%     0.85%    159%       0.0457
      1995              1.369    24.59%      143,125    0.02%     0.97%      --     0.97%     0.85%     0.85%     51%           --
      1994              1.099    (1.49)%      88,263    0.37%     1.03%      --     1.03%     0.85%     0.85%     55%           --
      1993              1.119     0.84%       53,854    0.15%     1.05%      --     1.08%     0.85%     0.82%     65%           --
      1992              1.111    11.25%**      9,308    0.40%*    1.20%*     --     1.72%*     N/A       N/A       3%           --


----------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                           Income from Investment Operations                      Less Distributions
                   ------------------------------------------------  ------------------------------------------
                                            Net Realized                                                                     Net
                      Net                      and                              Distributions                              Increase
                     Asset                  Unrealized               Dividends     from Net   Distri-                     (Decrease)
                     Value          Net     Gain (Loss)  Total from   from Net    Realized    butions              Total      in
     Year Ended    Beginning    Investment      on       Investment  Investment    Capital      in    Return of   Distri-  Net Asset
    December 31,   of Period    Income/(2)/ Investments  Operations    Income       Gains     Excess   Capital    butions    Value
    ------------   ---------    ---------- ------------- ----------  ---------- ------------ -------- ---------  -------- ----------

   Growth Fund/(1)/
        1997/(E)/  $ 2.333      $ 0.018     $ 0.381       $ 0.399    $ (0.018)    $ (0.070)  $   --    $    --   $ (0.088)  $ 0.311
        1996         2.176        0.047       0.386         0.433      (0.048)      (0.228)      --         --     (0.276)    0.157
        1995         1.814        0.049       0.539         0.588      (0.049)      (0.177)      --         --     (0.226)    0.362
        1994         1.939        0.043      (0.041)        0.002      (0.043)      (0.084)      --         --     (0.127)   (0.125)
        1993         2.034        0.039       0.095         0.134      (0.039)      (0.180)      --     (0.010)    (0.229)   (0.095)
        1992         1.976        0.034       0.105         0.139      (0.034)      (0.047)      --         --     (0.081)    0.058
        1991         1.471        0.038       0.548         0.586      (0.039)      (0.042)      --         --     (0.081)    0.505
        1990         1.558        0.041      (0.047)       (0.006)     (0.041)      (0.040)      --         --     (0.081)   (0.087)
        1989         1.308        0.043       0.289         0.332      (0.046)      (0.036)      --         --     (0.082)    0.250
        1988         1.147        0.037       0.200         0.237      (0.037)      (0.039)      --         --     (0.076)    0.161
        1987         1.308        0.035       0.011         0.046      (0.035)      (0.172)      --         --     (0.207)   (0.161)

Equity Index Fund/(1)/
        1997/(E)/    2.165        0.016       0.416         0.432      (0.016)      (0.004)      --         --     (0.020)    0.412
        1996         1.827        0.035       0.370         0.405      (0.035)      (0.032)      --         --     (0.067)    0.338
        1995         1.468        0.035       0.474         0.509      (0.035)      (0.047) (0.002)/(3)/ (0.066)   (0.150)    0.359
        1994         1.505        0.033      (0.018)        0.015      (0.033)      (0.019)      --         --     (0.052)   (0.037)
        1993         1.409        0.032       0.102         0.134      (0.031)      (0.007)      --         --     (0.038)    0.096
        1992         1.354        0.030       0.066         0.096      (0.031)      (0.010)      --         --     (0.041)    0.055
        1991         1.080        0.032       0.279         0.311      (0.032)      (0.005)      --         --     (0.037)    0.274
        1990         1.000        0.009       0.080         0.089      (0.009)          --       --         --     (0.009)    0.080
  Select Growth and
   Income Fund/(1)/
        1997/(E)/    1.405        0.010       0.183         0.193      (0.010)      (0.019)      --         --     (0.029)    0.164
        1996         1.268        0.020       0.246         0.266      (0.020)      (0.109)      --         --     (0.129)    0.137
        1995         1.027        0.019       0.290         0.309      (0.019)      (0.049)      --         --     (0.068)    0.241
        1994         1.069        0.025      (0.018)        0.007      (0.025)      (0.017)  (0.007)/(3)/   --     (0.049)   (0.042)
        1993         0.990        0.023       0.079         0.102      (0.023)          --       --         --     (0.023)    0.079
        1992         1.000        0.008      (0.009)       (0.001)     (0.008)      (0.001)      --         --     (0.009)   (0.010)


------------------------------------------------------
 *       Annualized
 **      Not Annualized
 (A)     Including reimbursements and reductions.
 (B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
 (C)     Excluding reimbursements and reductions.
 (D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
 (E)     For the six months ended June 30, 1997. (unaudited)
 (1) The Equity Index Fund commenced operations on September 28, 1990. The Select Growth and Income Fund commenced operations on August 21, 1992. The Growth Fund changed Investment Sub-Adviser on April 1, 1988.
 (2) Net investment income per share before reimbursement of fees by the investment adviser or reductions were $0.018 for the six months ended June 30, 1997, $0.046 in 1996 and $0.038 in 1993 for Growth Fund;
         $0.031 in 1993, $0.028 in 1992, and $0.031 in 1991 for Equity Index
         Fund; $0.010 for the six months ended June 30, 1997, and $0.019 in 1996, $0.023 in 1993 and $0.005 in 1992 for Select Growth and Income Fund.
 (3)     Distributions in excess of net realized capital gains.
 (4)     Unaudited.

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------


                                                                Ratios/Supplemental Data
                    -----------------------------------------------------------------------------------------------------
                                                               Ratios To Average Net Assets
                                                    --------------------------------------------------------

                    Net Asset            Net Assets
                     Value                 End of      Net                                                     Portfolio  Average
                     End of    Total       Period   Investment   Operating Expenses          Management Fee    Turnover  Commissions
                     Period    Return     (000's)     Income     (A)      (B)     (C)       Gross        Net     Rate     Rate/(D)/
                    ---------  ------    ---------- ----------   ---      ---     ---       -----        ---   --------- -----------

   Growth Fund/(1)/
        1997/(E)/    $2.644    17.20%**   $668,211    1.46%*    0.45%*   0.48%*   0.48%*      0.42%*      0.42%*    44%    $ 0.0574
        1996          2.333    20.19%      556,751    2.04%     0.48%    0.51%    0.51%       0.44%       0.44%     72%      0.0576
        1995          2.176    32.80%      444,871    2.34%     0.54%      --     0.54%       0.46%       0.46%     64%          --
        1994          1.814     0.16%      335,714    2.25%     0.56%      --     0.56%       0.48%       0.48%     46%          --
        1993          1.939     6.66%      338,545    1.92%     0.54%      --     0.55%       0.49%       0.48%     42%          --
        1992          2.034     7.11%      270,828    1.85%     0.58%      --     0.58%        N/A         N/A      19%          --
        1991          1.976    40.44%      182,965    2.26%     0.57%      --     0.57%        N/A         N/A      24%          --
        1990          1.471   (0.30)%       97,179    2.82%     0.60%      --     0.60%        N/A         N/A      39%          --
        1989          1.558    25.64%       76,783    2.98%     0.71%      --     0.71%        N/A         N/A      33%          --
        1988          1.308    20.80%/(4)/  52,439    2.93%     0.75%      --     0.75%        N/A         N/A      99%          --
        1987          1.147     2.30%/(4)/  45,703    2.64%     0.43%      --     0.43%        N/A         N/A      28%          --
Equity Index Fund/(1)/
        1997/(E)/     2.577    20.03%**    229,655    1.46%*    0.47%*   0.47%*   0.47%*      0.31%*      0.31%*     6%      0.0388
        1996          2.165    22.30%      151,130    1.79%     0.46%    0.46%    0.46%       0.32%       0.32%     12%      0.0395
        1995          1.827    36.18%       90,889    1.96%     0.55%      --     0.55%       0.34%       0.34%      8%          --
        1994          1.468     1.06%       52,246    2.25%     0.57%      --     0.57%       0.35%       0.35%      7%          --
        1993          1.505     9.53%       42,842    2.28%     0.57%      --     0.63%       0.35%       0.29%      4%          --
        1992          1.409     7.25%       22,393    2.47%     0.57%      --     0.75%        N/A         N/A       6%          --
        1991          1.354    29.16%        9,700    2.73%     0.55%      --     0.64%        N/A         N/A       6%          --
        1990          1.080     8.90%**      5,469    3.39%*    0.38%*     --     0.38%*       N/A         N/A    0.24%          --
  Select Growth and
   Income Fund/(1)/
        1997/(E)/     1.569    13.77%**    389,389    1.38%*    0.80%*   0.83%*   0.83%*      0.75%*      0.75%*    23%      0.0565
        1996          1.405    21.26%      295,638    1.44%     0.80%    0.83%    0.83%       0.75%       0.75%     78%      0.0563
        1995          1.268    30.32%      191,610    1.69%     0.85%      --     0.85%       0.75%       0.75%    112%          --
        1994          1.027     0.73%      110,213    2.51%     0.91%      --     0.91%       0.75%       0.75%    107%          --
        1993          1.069    10.37%       60,518    2.73%     0.99%      --     1.03%       0.75%       0.71%     25%          --
        1992          0.990   (0.11)%**      7,302    3.20%*    1.10%*     --     2.37%*       N/A         N/A       4%          --


---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                           Income from Investment Operations                      Less Distributions
                   ------------------------------------------------  ------------------------------------------
                                            Net Realized                                                                      Net
                      Net                      and                              Distributions                              Increase
                     Asset                  Unrealized               Dividends     from Net  Distri-                      (Decrease)
                     Value          Net     Gain (Loss)  Total from   from Net    Realized   butions              Total       in
     Year Ended    Beginning    Investment      on       Investment  Investment    Capital     in     Return of  Distri-   Net Asset
    December 31,   of Period    Income/(4)/ Investments  Operations    Income       Gains     Excess   Capital   butions    Value
    ------------   ---------    ---------- ------------  ----------  ---------- ------------ -------- ---------  -------- ----------
  Investment Grade
   Income Fund/(1)/
        1997/(E)/  $ 1.084      $ 0.036     $(0.002)      $ 0.034    $ (0.036)   $     --    $   --    $    --   $ (0.036)  $(0.002)
        1996         1.117        0.070      (0.033)        0.037      (0.070)         --        --         --     (0.070)   (0.033)
        1995         1.012        0.071       0.106         0.177      (0.071)         --    (0.001)/(2)/   --     (0.072)    0.105
        1994         1.111        0.066      (0.099)       (0.033)     (0.066)         --        --         --     (0.066)   (0.099)
        1993         1.074        0.065       0.049         0.114      (0.065)     (0.012)       --         --     (0.077)    0.037
        1992         1.085        0.075       0.013         0.088      (0.075)     (0.024)       --         --     (0.099)   (0.011)
        1991         1.004        0.080       0.081         0.161      (0.080)         --        --         --     (0.080)    0.081
        1990         1.011        0.083      (0.006)        0.077      (0.084)         --        --         --     (0.084)   (0.007)
        1989         0.968        0.082       0.044         0.126      (0.083)         --        --         --     (0.083)    0.043
        1988         0.974        0.084      (0.006)        0.078      (0.084)         --        --         --     (0.084)   (0.006)
        1987         1.095        0.089      (0.080)        0.009      (0.093)     (0.037)       --         --     (0.130)   (0.121)
     Government
    Bond Fund/(1)/
        1997/(E)/    1.036        0.031      (0.005)        0.026      (0.031)         --        --         --     (0.031)   (0.005)
        1996         1.062        0.062      (0.026)        0.036      (0.062)         --        --         --     (0.062)   (0.026)
        1995         0.997        0.062       0.066         0.128      (0.062)         --    (0.001)/(2)/   --     (0.063)    0.065
        1994         1.070        0.063      (0.073)       (0.010)     (0.063)         --        --         --     (0.063)   (0.073)
        1993         1.051        0.055       0.024         0.079      (0.055)      (0.003)      --     (0.002)    (0.060)    0.019
        1992         1.047        0.057       0.009         0.066      (0.057)      (0.005)      --         --     (0.062)    0.004
        1991         1.000        0.022       0.051         0.073      (0.022)      (0.004)      --         --     (0.026)    0.047
    Money Market
        Fund
        1997/(E)/    1.000        0.026          --         0.026      (0.026)         --        --         --     (0.026)       --
        1996         1.000        0.052          --         0.052      (0.052)         --        --         --     (0.052)       --
        1995         1.000        0.057          --         0.057      (0.057)         --        --         --     (0.057)       --
        1994         1.000        0.039          --         0.039      (0.039)         --        --         --     (0.039)       --
        1993         1.000        0.030          --         0.030      (0.030)         --        --         --     (0.030)       --
        1992         1.000        0.037          --         0.037      (0.037)         --        --         --     (0.037)       --
        1991         1.000        0.060          --         0.060      (0.060)         --        --         --     (0.060)       --
        1990         1.000        0.078          --         0.078      (0.078)         --        --         --     (0.078)       --
        1989         1.000        0.086          --         0.086      (0.086)         --        --         --     (0.086)       --
        1988         1.000        0.071          --         0.071      (0.071)         --        --         --     (0.071)       --
        1987         1.000        0.061          --         0.061      (0.061)         --        --         --     (0.061)       --

-----------------------------------------------------
*        Annualized
**       Not Annualized
(A)      Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)      Excluding reimbursements and reductions.
(D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(E)      For the six months ended June 30, 1997. (unaudited)
(1)      The Government Bond Fund commenced operations on August 26, 1991.
         The Investment Grade Income Fund was formerly known as Income Appreciation Fund.
(2)      Distributions in excess of net investment income.
(3)      Unaudited.
(4) Net investment income per share before reimbursement of fees by the investment adviser were $0.065 in 1993 for Investment Grade Income Fund; $0.055 in 1993 and $0.056 in 1992 for Government Bond Fund; and $0.030 in 1993, $0.084(3) in 1988, and $0.076(3) in 1987 for Money
         Market Fund.

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                                                                   Ratios/Supplemental Data
                                       --------------------------------------------------------------------------------
                                                                 Ratios To Average Net Assets
                                                  -----------------------------------------------------------

                   Net Asset           Net Assets
                     Value               End of      Net                                                      Portfolio   Average
                    End of     Total     Period   Investment      Operating Expenses         Management Fee   Turnover  Commissions
                    Period    Return     (000's)    Income       (A)      (B)      (C)      Gross        Net     Rate     Rate/(D)/
                   ---------  ------   ---------  ----------     ---      ---      ---      -----        ---  --------- -----------
  Investment Grade
   Income Fund/(1)/
        1997/(E)/  $1.082     3.21%**   $169,438    6.65%*     0.51%*   0.51%*   0.51%*     0.40%*      0.40%*    34%    $     --
        1996        1.084     3.56%      157,327    6.50%      0.52%    0.52%    0.52%      0.40%       0.40%    108%          --
        1995        1.117    17.84%      141,625    6.66%      0.53%      --     0.53%      0.41%       0.41%    126%          --
        1994        1.012    (2.96)%     109,972    6.25%      0.58%      --     0.58%      0.42%       0.42%    129%          --
        1993        1.111    10.80%      107,124    6.16%      0.54%      --     0.55%      0.45%       0.44%     55%          --
        1992        1.074     8.33%       52,874    7.25%      0.59%      --     0.59%       N/A         N/A      71%          --
        1991        1.085    16.75%       29,018    8.10%      0.60%      --     0.60%       N/A         N/A      52%          --
        1990        1.004     8.02%       18,226    9.14%      0.56%      --     0.56%       N/A         N/A       5%          --
        1989        1.011    13.52%       13,171    8.67%      0.78%      --     0.78%       N/A         N/A       4%          --
        1988        0.968     8.20%/(3)/   8,951    8.57%      0.77%      --     0.77%       N/A         N/A      12%          --
        1987        0.974     1.00%/(3)/   8,118    8.37%      0.55%      --     0.55%       N/A         N/A      54%          --
     Government
    Bond Fund/(1)/
        1997/(E)/   1.031     2.50%**     47,345    5.97%*     0.72%*   0.72%*   0.72%*     0.50%*      0.50%*    30%          --
        1996        1.036     3.51%       46,396    5.90%      0.66%    0.66%    0.66%      0.50%       0.50%    112%          --
        1995        1.062    13.06%       45,778    5.91%      0.69%      --     0.69%      0.50%       0.50%    180%          --
        1994        0.997    (0.88)%      42,078    5.60%      0.70%      --     0.70%      0.50%       0.50%    106%          --
        1993        1.070     7.51%       77,105    5.51%      0.61%      --     0.62%      0.50%       0.49%     35%          --
        1992        1.051     6.59%       33,689    6.13%      0.68%      --     0.69%       N/A         N/A      67%          --
        1991        1.047     7.60%**      7,591    5.55%*     0.54%*     --     0.54%*      N/A         N/A      65%          --
    Money Market
        Fund
        1997/(E)/   1.000     2.62%**    254,511    5.24%*     0.37%*   0.37%*   0.37%*     0.27%*      0.27%*   N/A           --
        1996        1.000     5.36%      217,256    5.22%      0.34%    0.34%    0.34%      0.28%       0.28%    N/A           --
        1995        1.000     5.84%      155,211    5.68%      0.36%      --     0.36%      0.29%       0.29%    N/A           --
        1994        1.000     3.93%       95,991    3.94%      0.45%      --     0.45%      0.31%       0.31%    N/A           --
        1993        1.000     3.00%       71,052    2.95%      0.42%      --     0.43%      0.32%       0.31%    N/A           --
        1992        1.000     3.78%       64,506    3.65%      0.44%      --     0.44%       N/A         N/A     N/A           --
        1991        1.000     6.22%       39,909    5.98%      0.43%      --     0.43%       N/A         N/A     N/A           --
        1990        1.000     8.17%       28,330    8.22%      0.42%      --     0.42%       N/A         N/A     N/A           --
        1989        1.000     9.07%       12,060    8.62%      0.58%      --     0.58%       N/A         N/A     N/A           --
        1988        1.000     7.30%/(3)/   7,156    7.13%      0.60%      --     0.71%       N/A         N/A     N/A           --
        1987        1.000     6.20%/(3)/   4,726    6.14%      0.60%      --     0.75%       N/A         N/A     N/A           --

---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
                    NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION

Allmerica Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company established as a Massachusetts business trust for the purpose of providing a vehicle for the investment of assets of various separate accounts established by Allmerica Financial Life Insurance and Annuity Company, a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") or other affiliated insurance companies. As of the date of this report, the Trust offered twelve managed investment portfolios. The accompanying financial statements and financial highlights are those of the Select Aggressive Growth, Select Capital Appreciation, Small-Mid Cap Value (formerly known as Small Cap Value), Select International Equity, Select Growth, Growth, Equity Index, Select Growth and Income, Investment Grade Income, Government Bond and Money Market Funds (individually, a "Portfolio," collectively, the "Portfolios") only.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and consistently followed by the Trust in the preparation of its financial statements.

Security Valuation: Securities which are traded on a recognized exchange (including securities traded through the National Market System) are valued at the last sale price on the securities exchange on which such securities are primarily traded or, if there were no sales that day, at the mean of the closing bid and asked price. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business each day. Short-term investments that mature in 60 days or less are valued at amortized cost. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

Forward Foreign Currency Contracts: The Select International Equity and Select Capital Appreciation Funds may enter into forward foreign currency contracts whereby the Portfolios agree to sell a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Purchases and sales of forward foreign currency contracts are offset and presented on a net basis in the Statements of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains and losses are recognized on the settlement date.

Foreign Currency Translation: Investment valuations, other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
              NOTES TO FINANCIAL STATEMENTS, Continued (Unaudited)
--------------------------------------------------------------------------------
Security Transactions and Investment Income: Security transactions are recorded on the trade date. Net realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discounts earned on original issue discount bonds, zero coupton bonds, stepped-coupon bonds and payment in kind bond, which are accreted. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Paid-in capital, undistributed net investment income and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Portfolios with the exception of the Money Market Portfolio for the year ended December 31, 1996.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared and distributed quarterly for the Growth, Select Growth and Income, Equity Index, Investment Grade Income and Government Bond Funds, and annually for the Select International Equity, Select Aggressive Growth, Select Capital Appreciation, Small-Mid Cap Value and Select Growth Funds. All Portfolios declare and distribute all net realized capital gains, if any, at least annually. The distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses and forwards, including "Post October Losses" and permanent differences due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

Futures Contracts: All Portfolios, except the Small-Mid Cap Value Fund and the Money Market Fund, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gain or loss until the contract is closed out, at which time the gain or loss is realized. At a meeting held on May 13, 1997, the Trustees of the Trust approved an amendment to the investment policies of the Small-Mid Cap Value Fund to permit the Portfolio to enter into futures contracts. This amendment will go into affect if approved by the shareholders at a meeting that will be held on August 15, 1997.

Organization Costs: Each Portfolio bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized using the straight-line method over a period of five years beginning with the commencement of the Portfolio's operation. The Investment Adviser incurred all start up costs of the Portfolios except for Select Capital Appreciation.

Expenses: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

---------------------------------------------------------
                                                                            F-49
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                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
              NOTES TO FINANCIAL STATEMENTS, Continued (Unaudited)
--------------------------------------------------------------------------------
Forward Commitments: The Select Capital Appreciation Fund, Investment Grade Income Fund, and Government Bond Fund may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time ("forward commitments"). If the Funds do so, they will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds generally will enter into forward commitments with the intention of acquiring securities for their portfolio, they may dispose of a commitment prior to settlement if their Sub-Adviser deems it appropriate to do so.

3.   INVESTMENT ADVISORY, ADMINISTRATION
     AND OTHER RELATED PARTY TRANSACTIONS
Allmerica Investment Management Company, Inc. (the "Manager"), a wholly-owned subsidiary of First Allmerica, serves as Investment Adviser and Administrator to the Trust. Under the terms of the management agreement, the Portfolios pay a management fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedules:

                                                    Percentage of Average Daily Net Asset Value
                                                First                   Next                   Over
Portfolio                                    $50,000,000            $200,000,000           $250,000,000
-------------------------------------------------------------------------------------------------------
Select Aggressive Growth                        1.00%                   1.00%                  1.00%
Select Capital Appreciation                     1.00%                   1.00%                  1.00%
Select International Equity                     1.00%                   1.00%                  1.00%
Select Growth                                   0.85%                   0.85%                  0.85%
Growth                                          0.60%                   0.50%                  0.35%
Equity Index                                    0.35%                   0.30%                  0.25%
Select Growth and Income                        0.75%                   0.75%                  0.75%
Investment Grade Income                         0.50%                   0.35%                  0.25%
Government Bond                                 0.50%                   0.50%                  0.50%
Money Market                                    0.35%                   0.25%                  0.20%

                                First               Next                Next                Next               Over
Portfolio                   $100,000,000        $150,000,000        $250,000,000        $250,000,000       $750,000,000
-----------------------------------------------------------------------------------------------------------------------
Small-Mid Cap Value             1.00%               0.85%               0.80%               0.75%              0.70%

At a meeting held on May 13, 1997, the Trustees of the Trust approved amendments to the management agreement, which will go into effect if approved by the shareholders at a meeting that will be held on August 15, 1997, as follows:

                                                    First               Next                Next               Over
Portfolio                                       $100,000,000        $150,000,000        $250,000,000       $500,000,000
-----------------------------------------------------------------------------------------------------------------------
Select Aggressive Growth                            1.00%               0.90%               0.85%              0.85%
Select Capital Appreciation                         1.00%               0.90%               0.85%              0.85%
Select International Equity                         1.00%               0.90%               0.85%              0.85%
Growth                                              0.60%               0.60%               0.40%              0.35%
Select Growth and Income                            0.75%               0.70%               0.65%              0.65%

                                                    First               Next                Next               Over
Portfolio                                        $50,000,000         $50,000,000        $150,000,000       $250,000,000
-----------------------------------------------------------------------------------------------------------------------
Investment Grade Income                             0.50%               0.45%               0.40%              0.40%

                       ---------------------------------------------------------

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                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
              NOTES TO FINANCIAL STATEMENTS, Continued (Unaudited)
--------------------------------------------------------------------------------
The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Portfolios are as follows:

   Select Aggressive Growth      Nicholas-Applegate Capital Management, L.P.
   Select Capital Appreciation   Janus Capital Corporation
   Small-Mid Cap Value           CRM Advisors, LLC
   Select International Equity   Bank of Ireland Asset Management (U.S.) Limited
   Select Growth                 Putnam Investment Management, Inc.
   Growth                        Miller Anderson & Sherrerd, LLP
   Equity Index                  Allmerica Asset Management, Inc.
   Select Growth and Income      John A. Levin & Co., Inc.
   Investment Grade Income       Allmerica Asset Management, Inc.
   Government Bond               Allmerica Asset Management, Inc.
   Money Market                  Allmerica Asset Management, Inc.

The Manager has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation, whereby FDISG performs administrative services for the Portfolios and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administration fee to FDISG. In a separate agreement, FDISG receives separate fees from the Portfolios for certain fund accounting services provided in its capacity as pricing and bookkeeping agent.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4.   REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses of each Portfolio, excluding taxes, interest, broker commissions and extraordinary expenses, but including the advisory fee, exceed certain voluntary expense limitations (Select International Equity Fund - 1.50%, Select Aggressive Growth Fund - 1.35%, Select Capital Appreciation Fund - 1.35%, Small-Mid Cap Value Fund - 1.25%, Growth Fund - 1.20%, Select Growth Fund - 1.20%, Equity Index Fund - 0.60%, Select Growth and Income Fund - 1.10%, Investment Grade Income Fund - 1.00%, Government Bond Fund
- 1.00% and Money Market Fund - 0.60%), the Manager will bear such expenses directly or reduce its compensation from the Portfolios by the excess of the stated expense limitations. The Manager has committed to a voluntary limitation of its adviser fee on the Small-Mid Cap Value Fund to an annual rate of 0.90% of average daily net assets of the Portfolio. As of June 30, 1997, the Small-Mid Cap Value Fund waived $20,072 of the adviser fee. Expense limitations may be removed or revised at any time after a Portfolio's first fiscal year of operations without prior notice to existing shareholders. The Manager will voluntarily reimburse its fees and any expenses in excess of the expense limitations.

5.   REDUCTION OF EXPENSES

Certain Portfolios have entered into agreements with brokers whereby the brokers will rebate a portion of commissions. Such amounts earned by the Portfolios, under such agreements, are presented as a reduction of expenses in the Statements of Operations.

---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
              NOTES TO FINANCIAL STATEMENTS, Continued (Unaudited)
--------------------------------------------------------------------------------

6.   SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value.

7.   FOREIGN SECURITIES

Each Portfolio, except Government Bond Fund, may purchase securities of foreign issuers. Money Market Fund may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

8.   FINANCIAL INSTRUMENTS

Investing in certain financial instruments including forward foreign currency contracts involves risk other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The Select International Equity Fund and the Select Capital Appreciation Fund enter into these contracts primarily to protect the Portfolio from adverse currency movement.

                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER VOTING RESULTS: (Unaudited)

At the Meeting of Shareholders of the Small Cap Value Fund, held on March 18, 1997, shareholders approved the revisions in the investment objective, name and policies of the Fund to change from investing primarily in small cap value stocks to investing primarily in small and mid-cap value stocks. The results were as follows:

         Shares For              Shares Against            Shares Abstaining           % of Shares Voted
         ----------              --------------            -----------------           -----------------
         71,709,589                 2,460,389                  2,138,428                    100.00%

At the Meeting of Shareholders of the Small Cap Value Fund, held on March 18, 1997, shareholders approved the new Sub-Adviser agreement between the Manager and CRM Advisors, LLC. with respect to the Portfolio. The results were as follows:

         Shares For              Shares Against            Shares Abstaining           % of Shares Voted
         ----------              --------------            -----------------           -----------------
         68,597,068                 4,758,723                  2,952,615                    100.00%

At the Meeting of Shareholders of the Small Cap Value Fund, held on March 18, 1997, shareholders approved the amendment to the management agreement between the Manager and Allmerica Investment Trust with respect to the Portfolio. The results were as follows:

         Shares For              Shares Against            Shares Abstaining           % of Shares Voted
         ----------              --------------            -----------------           -----------------
         67,576,608                 5,555,742                  3,176,056                    100.00%

---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
                             REGULATORY DISCLOSURES
--------------------------------------------------------------------------------

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds and are not authorized for distribution to prospective investors in the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, Allmerica Investment Trust, Variable Insurance Products Fund, Variable Insurance Products Fund II, Delaware Group Premium Fund International Equity Series, and T. Rowe Price International Stock Portfolio, which include important information related to charges and expenses.

                                 CLIENT NOTICES
--------------------------------------------------------------------------------

This semi-annual report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the Group Vari-Exceptional Life Plus contracts. Separate account financial statements will no longer be provided.

                       ---------------------------------------------------------

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

                       This page left blank intentionally.

                           Vari-Exceptional Life Plus

     Allmerica Financial is a diversified group of insurance and financial services companies. Vari-Exceptional Life Plus is issued by Allmerica Financial Life Insurance and Annuity Company, a leading provider of insurance and annuity products which was founded in 1967, and is a wholly owned subsidiary of First Allmerica Financial Life Insurance Company. Established in 1844, First Allmerica Financial is the fifth oldest, and one of the most respected, life insurance companies in the nation. Our financial expertise, combined with a range of insurance and investment products, allows us to help you create sound financial solutions to meet your individual needs.


To be preceded or accompanied by the current prospectus. Read it carefully before investing.



                     Vari-Exceptional Life Plus is issued by
             Allmerica Financial Life Insurance and Annuity Company
                 and distributed by Allmerica Investments, Inc.

                    [ALLMERICA FINANCIAL LOGO APPEARS HERE]

 First Allmerica Financial Life Insurance Company . Allmerica Financial Life
     Insurance and Annuity Company (licensed in all states except NY & HI) Allmerica Trust Company, N.A. . Allmerica Investments, Inc. . Allmerica
                     Investment Management Company, Inc. .
       The Hanover Insurance Company . AMGRO, Inc. . Allmerica Financial
                           Alliance Insurance Company
         Allmerica Asset Management, Inc. . Allmerica Financial Benefit
          Insurance Company . Sterling Risk Management Services, Inc.
    Citizens Corporation . Citizens Insurance Company of America . Citizens
                                Management Inc.

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